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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Paligent Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: common stock.
	(2)	Aggregate number of securities to which transaction applies: 32,490,948
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule (set forth the amount on which the filing fee is calculated and state how it was determined): The transaction valuation is determined based upon the product of the 32,490,948 shares of Paligent common stock outstanding on September 25, 2006 and the merger consideration of $0.15 per share (equal to $4,873,642). 95% of the shares will be transferred in the transaction, therefore the total consideration value of the transaction is $4,629,960. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, the filing fee was determined by multiplying 0.000107 by the Total Consideration.
	(4)	Proposed maximum aggregate value of transaction: $4,629,960
	(5)	Total fee paid: $495.41
☒	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PALIGENT INC.

10 EAST 53RD STREET
33RD FLOOR
NEW YORK, NEW YORK 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 27, 2006
10:00 A.M. (Eastern Time)

To the stockholders of Paligent Inc.:

        You are cordially invited to attend a special meeting of stockholders (the "special meeting") of Paligent Inc., a Delaware corporation ("Paligent," "we," "our," "us," or the "company"). At the meeting, to be held on November 27, 2006 at 10:00 a.m. Eastern Time, at the offices of Dechert LLP, 30 Rockefeller Plaza, 23rd Floor, New York, NY 10112, you will be asked:

        1.     To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of August 25, 2006, as amended (the "Merger Agreement"), by and among Paligent, International Fight League, Inc., a privately held Delaware corporation ("IFL") and IFL Corp., a privately held Delaware corporation and wholly-owned subsidiary of Paligent (the "Merger Sub"), and approve of the Merger of Paligent with IFL, including the issuance of shares of Paligent common stock and the assumption by Paligent of outstanding options to purchase IFL shares as consideration for the merger (the "Merger"). Pursuant to the Merger Agreement, the Merger will be effectuated through Merger Sub, which will merge with and into IFL, with IFL being the surviving corporation. Upon closing, the Merger will result in control of Paligent by IFL's stockholders and the assumption of IFL's operations, assets and liabilities by Paligent.

        2.     To consider and vote upon a proposal to approve an amendment to Paligent's Certificate of Incorporation to effect a reverse stock split of Paligent's common stock pursuant to which every 20 outstanding shares would be combined into 1 share of Paligent common stock (the "Stock Split") and to authorize Paligent's Board of Directors to file such amendment prior to the closing of the Merger.

        3.     To consider and vote upon a proposal to approve the International Fight League, Inc. 2006 Equity Incentive Plan (the "New Plan").

        4.     To consider and vote upon a proposal to approve an amendment to Paligent's Certificate of Incorporation to change Paligent's name to "International Fight League, Inc." (the "Name Change").

        5.     To elect five directors, effective at the time of the Merger (the "Election").

        In addition, we will conduct any other business properly brought before the meeting.

        The Merger, the Stock Split, the New Plan and the Name Change were approved by our board of directors on August 22, 2006. However, we cannot proceed with the Merger unless proposal 1 is approved by stockholders holding a majority of shares of our common stock issued and outstanding and by stockholders holding a majority of the shares of our common stock voting at the special meeting other than Richard J. Kurtz and his affiliates, proposals 2 and 4 are approved by stockholders holding a majority of shares of our common stock issued and outstanding, proposal 3 is approved by stockholders holding a majority of shares voting at the special meeting and proposal 5 is approved by an affirmative vote of a plurality of votes cast at the special meeting, either in person or by proxy. The Stock Split will not be effective until we file a Certificate of Amendment to Paligent's Certificate of Incorporation with the Delaware Secretary of State. The Name Change will not be effective until we file an additional amendment to the Certificate of Incorporation with the Delaware Secretary of State. The closing of the Merger is also contingent upon the satisfaction of all other terms and conditions of the Merger Agreement and the filing of the Certificate of Merger with the Delaware Secretary of State. Each of the Stock Split, the New Plan, the Name Change and the Election is contingent upon the approval of the Merger.

        These items of business are more fully described in the proxy statement accompanying this notice. We encourage you to read the proxy statement in its entirety before voting. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE 18 OF THE PROXY STATEMENT.

        The record date for the special meeting is October 24, 2006. Only stockholders of record at the close of business on that date may vote at the special meeting or any adjournments thereof. All stockholders of record are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting and avoid the expense of additional proxy solicitation. A return envelope (with postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

        Your vote is important regardless of the number of shares you own. Paligent and IFL cannot complete the proposed transaction until proposals 1, 2 and 4 are each approved by stockholders holding a majority of shares of our common stock issued and outstanding, proposal 3 is approved by stockholders holding a majority of shares voting at the special meeting, proposal 5 is approved by an affirmative vote of a plurality of votes cast at the special meeting and proposal 1 is also approved by stockholders holding a majority of the shares voting at the special meeting other than Richard J. Kurtz and his affiliates, either in person or by proxy. On behalf of your board of directors, thank you for your continued support of and interest in Paligent Inc.

Dated: October 27, 2006	By Order of the Board of Directors,
Salvatore A. Bucci President and Chief Executive Officer

REFERENCE TO ADDITIONAL INFORMATION

        This proxy statement is accompanied by a copy of Paligent's Annual Report on Form 10-K for its fiscal year ended December 31, 2005 and by its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2006.

        Please also see "Where You Can Find More Information" on page 67.

PALIGENT INC.
10 East 53rd Street, 33rd Floor
New York, New York 10022

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
November 27, 2006, 10:00 A.M. (Eastern Time)

        This Proxy Statement is furnished to the stockholders of Paligent Inc., a Delaware corporation (referred to as "Paligent," "we," "us," "our" or the "Company"), in connection with the solicitation by our board of directors of proxies to be voted at a special meeting of the Paligent stockholders or any adjournment thereof (the "special meeting"), to be held at 10:00 a.m. Eastern Time on November 27, 2006, at Dechert LLP, 30 Rockefeller Plaza, 23rd Floor, New York, NY 10112. This Proxy Statement, accompanying proxy and notice of special meeting are being mailed on or about November 1, 2006, to all stockholders of record as of the close of business on October 24, 2006, who shall be the stockholders entitled to vote at the special meeting.

        As indicated in the accompanying Notice of Special Meeting, the only matters to be considered at the special meeting are proposals related to the proposed merger of Paligent with International Fight League, Inc., a privately held Delaware corporation ("IFL"), pursuant to an Agreement and Plan of Merger executed August 25, 2006, as amended (the "Merger Agreement"), by and among Paligent, IFL and IFL Corp., a privately held Delaware corporation and wholly owned subsidiary of Paligent (the "Merger Sub") (the "Merger"). Pursuant to the Merger Agreement, we will effectuate the Merger, if approved, through Merger Sub, which will merge with and into IFL, with IFL being the surviving corporation.

        To effectuate the Merger, if approved, we will issue 30,872,101 shares of our common stock to the stockholders of IFL in exchange for 100% of the issued and outstanding shares of common stock of IFL (including shares of preferred stock of IFL which will be converted to common stock immediately prior to the consummation of the Merger). We also will assume options to purchase shares of common stock on substantially the same terms and conditions as previously issued by IFL. Upon closing, the Merger will result in control of Paligent by IFL's stockholders and the assumption of IFL's operations, assets and liabilities by Paligent.

        The closing of the Merger is contingent upon the approval of the Merger by our stockholders, approval of a proposed 1-for-20 reverse stock split of our common stock (the "Stock Split"), approval of the International Fight League, Inc. 2006 Equity Incentive Plan (the "New Plan"), approval of a proposal for the name change to International Fight League, Inc. (the "Name Change") and the election of five directors to the Board of Directors (the "Election"). The Stock Split, if approved, will not be effective until we file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State; however, the Stock Split would occur prior to the issuance of any shares of Paligent common stock to IFL stockholders. The Name Change, if approved, will not be effective until we file certificate of amendment to our Certificate of Incorporation with the Delaware Secretary of State. The Election is effective only upon consummation of the Merger. The closing of the Merger is also contingent upon the satisfaction of all other terms and conditions of the Merger Agreement and filing of a certificate of merger with the Delaware Secretary of State.

        Under Delaware law and our Bylaws, a majority of all shares entitled to vote shall constitute a quorum. The affirmative vote of holders of at least a majority of the shares of common stock entitled to vote at the special meeting is required to approve each of the Merger, the amendment to Paligent's Certificate of Incorporation to effect the Stock Split and the Name Change, the affirmative vote of holders of a majority of the shares present at the special meeting is required for approval of the New Plan and a plurality of votes cast at the special meeting is required for the Election. Additionally, the affirmative vote of holders of a majority of the outstanding shares of our common stock not held by Richard J. Kurtz or his affiliates voting at the special meeting will be required to approve the Merger. The board of directors of Paligent has approved the Merger and each of proposals 2, 3 and 4 and recommends that you vote FOR all of these proposals and the election of the directors. Richard J. Kurtz and certain members of his family have agreed to vote in favor of all 5 proposals. Provided that a majority of shares of common stock not held by Richard J. Kurtz or his affiliates voting at the special meeting approve the Merger, the Merger and the other 4 proposals will be approved. This proxy statement provides detailed information about the Merger and the other proposals to be voted upon at the special meeting. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE 17.

        The accompanying proxy authorizes the individuals named in the proxy, or their designees, acting at the request of the management of Paligent, to vote the shares indicated in the proxy for or against the proposals and, in their discretion, to vote on other matters incidental to the special meeting.

        A form of proxy card is enclosed for your use. Please complete, date, sign and promptly return the proxy card in the enclosed return envelope. The solicitation of proxies from the stockholders is being made by the board of directors and our management who will not be specially compensated for such solicitation.

SECTION ONE—OVERVIEW
QUESTIONS AND ANSWERS ABOUT THE MERGER
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
SUMMARY OF THE PROXY STATEMENT
Interests of Paligent's Directors, Officers and Certain Stockholders (see page 33)
Vote of Stockholders Required (see page 34)
Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 34)
Accounting Treatment (see page 33)
Risk Factors (see page 18)
Regulatory Approvals (see page 32)
Reverse Stock Split (see page 51)
Approval of the New Plan (see page 55)
Name Change to International Fight League, Inc. (see page 59)
Election of Directors (see page 60)
PALIGENT AND IFL UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
PALIGENT AND IFL UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
PALIGENT AND IFL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
PALIGENT AND IFL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
RISK FACTORS
SECTION TWO—MEETING OF PALIGENT STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
PROPOSAL 1—APPROVAL OF THE MERGER WITH IFL
THE MERGER
PALIGENT'S REASONS FOR THE MERGER
STRUCTURE OF THE MERGER
Overview
The Merger Agreement
Regulatory Approvals
Interests of Our Directors, Officers and Certain Stockholders
Accounting Treatment
Material Federal Income Tax Consequences of the Merger for Paligent and Paligent Stockholders
Appraisal Rights
Vote Required

i

INFORMATION ABOUT IFL
IFL'S BUSINESS
Overview
Strategy
Market Opportunity
Sponsorships and Promotions
Competition
Trademarks and Copyrights
Insurance
Offices
Regulation
Employees
Litigation
BOARD OF DIRECTORS AND MANAGEMENT FOLLOWING THE MERGER
Family Relationships
Board Committees
Option Grants and Exercises Since Inception
RELATED PARTY TRANSACTIONS
Loans from Directors, Officers, IFL Stockholders and Affiliated Parties
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
Results of Operations
Liquidity and Capital Resources
Plan of Operation
Critical Accounting Policies and Estimates
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OWNERSHIP OF PALIGENT PRIOR TO THE MERGER
Section 16(a) Beneficial Ownership Reporting Compliance
OWNERSHIP FOLLOWING THE MERGER
PROPOSAL 2—APPROVAL OF AMENDMENT TO PALIGENT'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF PALIGENT COMMON STOCK
Overview
Reasons for the Reverse Stock Split
Effects of the Reverse Stock Split
Effective Date
Rounding of Fractional Shares

ii

Exchange of Stock Certificates
Accounting Consequences
No Appraisal Rights
Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split
Vote Required
Your Board of Directors Recommends That You Vote "FOR" Proposal 2
PROPOSAL 3—APPROVAL AND ASSUMPTION OF THE NEW PLAN
Summary of the New Plan
Vote Required
Your Board of Directors Recommends That You Vote "FOR" Proposal 3
PROPOSAL 4—APPROVAL OF THE CHANGE OF PALIGENT'S NAME TO "INTERNATIONAL FIGHT LEAGUE, INC."
Purpose of the Name Change
Effect of the Name Change
Vote Required
Your Board of Directors Recommends That You Vote "FOR" Proposal 4
PROPOSAL 5—ELECTION OF DIRECTORS
Vote Required
Your Board of Directors Recommends That You Vote "FOR" Proposal 5
Information Regarding the Board of Directors and its Committees
Equity Compensation Plan Information
SECTION THREE—OTHER MATTERS
ANNEX A—AGREEMENT AND PLAN OF MERGER
ANNEX B—FORM OF CERTIFICATE OF AMENDMENT
ANNEX C—INTERNATIONAL FIGHT LEAGUE, INC. 2006 EQUITY INCENTIVE PLAN
ANNEX D—CERTIFICATE OF MERGER OF IFL CORP. (A DELAWARE CORPORATION) AND INTERNATIONAL FIGHT LEAGUE, INC. (A DELAWARE CORPORATION)
ANNEX E—IFL FINANCIAL STATEMENTS

iii

SECTION ONE—OVERVIEW

QUESTIONS AND ANSWERS ABOUT THE MERGER

        Except as otherwise specifically noted, references throughout this proxy statement to "Paligent," "we," "our," "us" and similar words in this proxy statement refer to Paligent Inc., references to "Merger Sub" refer to IFL Corp., our wholly owned subsidiary, and references to "IFL" are to International Fight League, Inc. When we use the term "combined group," we are referring to these entities, and any subsidiaries they may form, as they will exist and operate after the close of the Merger, if approved, as further described below and in the section entitled "Proposal 1—Approval of the Merger with IFL," beginning on page 32. When we use the term "Merger Agreement," we are referring to the Agreement and Plan of Merger, dated August 25, 2006, as amended and restated on September 29, 2006 to reflect certain clarifying amendments. The Merger Agreement is attached to this proxy statement as Annex A. The Merger Agreement prior to its recent amendment and restatement was also publicly filed by Paligent with the Securities and Exchange Commission, or "SEC," as Exhibit 2.1 to the Current Report on Form 8-K filed on August 31, 2006. References to the "transaction" refer to the Merger itself and the various related actions contemplated by the Merger Agreement, including the Stock Split, the New Plan and the Name Change (as defined herein), for which we are seeking the approval of our stockholders.

Unless expressly specified otherwise, all of the numbers of shares of our common stock referred to in this proxy statement are calculated without giving effect to the proposed 1-for-20 reverse stock split (the "Stock Split"), for which we are currently seeking the approval of our stockholders. All references to the number of shares of our common stock "subsequent to," "immediately following" or "outstanding after" the Merger include the effect of the Stock Split. For details of the Stock Split, see the section entitled "Proposal 2—Approval of Amendment to Paligent's Certificate of Incorporation to Effect a Reverse Stock Split of Paligent Common Stock" beginning on page 51.

Q:
Why am I receiving this proxy statement?

A:
Paligent and IFL have agreed to merge under the terms of the Merger Agreement. As a result of the Merger, IFL's stockholders will take control of Paligent, and Paligent will assume IFL's operations, assets and liabilities. In connection with the change in control of Paligent, the board of directors and management team of IFL, Gareb Shamus, Kurt Otto and Michael Molnar, will join the board of directors and management of Paligent. In order to complete the transaction, we are asking our stockholders to vote to approve the issuance in the transaction of shares of Paligent common stock, the assumption of options to purchase shares of common stock granted by IFL and the resulting change of control of Paligent, and they must vote to approve other related proposals upon which the Merger is contingent. We are sending this proxy statement and the enclosed proxy card to our stockholders because our board of directors is soliciting their proxy to vote on the Merger and the other related matters set forth in this proxy statement at the special meeting of our stockholders to be held on November 27, 2006, which we refer to as the "special meeting."

  This proxy statement contains important information about the transaction and the other proposals to be presented at the special meeting upon which the Merger is contingent, including the proposed 1-for-20 reverse stock split of our common stock, approval of the International Fight League, Inc. 2006 Equity Incentive Plan (the "New Plan"), approval of a proposal for the name change to International Fight League, Inc. (the "Name Change") and the election of directors, effective upon consummation of the Merger. You should read this proxy statement carefully and, in particular, should carefully consider the matters discussed under "Risk Factors" beginning on page 17.

Q:
Why is Paligent interested in merging with IFL?

A:
We believe that the proposed Merger will provide substantial benefits to the Company and its stockholders and that the Merger will offer its stockholders an opportunity to increase the value of their stock inasmuch as their ongoing investment would be in an operating company, in contrast to a company with no active business operations.

  After conducting extensive due diligence, our board determined that a merger with IFL represented an opportunity to increase stockholder value for our stockholders. Currently, Paligent has no active operating business, has one employee, and is not generating any revenue, nor is it expected to operate or generate revenues in the near future. Further, the Company has relied on borrowings from its principal stockholder to meet its operating costs. The principal stockholder, however, has given no assurance that such funding will continue to be available. Accordingly, the Merger will allow Paligent and its stockholders to obtain value for its status as a public company and to move into an operating business.

  Although the combined group may continue to incur net losses as it proceeds with the development of IFL's business, we believe that our prospects of achieving profitability will improve as a combined entity. For further details of the reasons for the transaction, see the sections entitled "Reasons for the Merger" on page 29.

Q:
What will happen in the Merger, if approved?

A:
Immediately prior to the Merger, we will effectuate a 1-for-20 reverse stock split of our common stock. IFL Corp. will then merge with and into IFL, with IFL being the surviving corporation. As consideration for the Merger, Paligent will issue 30,872,101 shares (after giving effect to the Stock Split) of its common stock to the stockholders of IFL in exchange for 100% of the issued and outstanding shares of common stock of IFL (including shares of preferred stock of IFL that will be converted to common stock of IFL immediately prior to the consummation of the Merger). In addition, Paligent will assume options to purchase shares of IFL common stock and will change its corporate name from Paligent Inc. to International Fight League, Inc. Upon closing of the Merger, the IFL stockholders will own approximately 95% of our stock. Pursuant to the Merger Agreement, after the Merger is complete, IFL's board of directors will consist of Salvatore A. Bucci, Richard J. Kurtz, Michael Molnar, Kurt Otto and Gareb Shamus. As a result, the combined group's stockholders will be invested in IFL's business of promoting a mixed martial arts ("MMA") sports league. In addition, subsequent to the Merger, Richard J. Kurtz, Paligent's principal stockholder will receive at least 1,627,500 shares of Paligent common stock in exchange for his contribution of obligations of $651,000 owing under the promissory note issued to him by Paligent. Mr. Kurtz also may elect to contribute any or all of the remaining obligations owing under the promissory note in excess of $651,000 for additional shares of Paligent at the rate of $0.40 per share which obligations aggregated $790,000 as of October 25, 2006.

Q:
What will IFL stockholders receive in the Merger?

A:
If the Merger is completed, the holders of IFL common stock will receive an aggregate of 30,872,101 shares of Paligent common stock (after giving effect to the Stock Split) which shall be apportioned based on the number of shares of common stock of IFL outstanding as of such date, including shares of preferred stock of IFL which will be converted to common stock of IFL immediately prior to the consummation of the Merger. Additionally, Paligent will assume all outstanding options to purchase shares of IFL common stock.

  While the number of shares of Paligent common stock or options to be issued for each IFL share or option will vary based on the number of shares of common stock of IFL issued and outstanding as of the date that the transaction is completed, the aggregate number of shares of Paligent common stock to be issued in the aggregate to the holders of IFL common stock is fixed and will not be adjusted for changes in the values of Paligent or IFL shares. As a result, before the completion of the transaction, the value of Paligent common stock that IFL stockholders will receive in the aggregate in the Merger will vary if and as the market price of Paligent common stock changes. Our common stock is currently quoted on the Over-the-Counter Bulletin Board under the symbol "PGNT" and as of October 25, 2006, the last sales price of our common stock was $0.12 per share. You are encouraged to obtain current market quotations for our common stock.

Q:
How will existing stockholders be affected by the Merger?

A:
Existing stockholders shall continue to own the same number of shares of common stock that they owned immediately after the Stock Split and prior to the Merger, except that each share of common stock will represent a significantly smaller ownership percentage of Paligent after the Merger.

Q:
Does the board of directors recommend voting in favor of the Merger?

A:
Yes. After careful consideration, our board of directors determined that the transaction is in the best interests of Paligent and its stockholders. Our board of directors recommends that our stockholders vote FOR the Merger. Richard J. Kurtz, who is a member of our board of directors, and certain members of his family who collectively hold approximately 54.5% of the common stock of Paligent, have agreed to vote in favor of the transaction at the special meeting. For a description of the factors considered by Paligent's board of directors in making its determination, you should read the section entitled "Reasons for the Merger" on page 29.

Q:
Does the board of directors recommend voting in favor of the Stock Split?

A:
Yes. Our board of directors determined that the proposed reverse stock split, at an exchange rate of 1-for-20, is in the best interests of Paligent and its stockholders, and that approval of the proposed amendment to Paligent's Certificate of Incorporation to effect the Stock Split is important to the success of the Merger. Our board of directors recommends that our stockholders vote FOR the proposed amendment to Paligent's Certificate of Incorporation effecting the Stock Split. Richard J. Kurtz and certain members of his family who collectively hold approximately 54.5% of the common stock of Paligent, have agreed to vote in favor of the Stock Split at the special meeting.

Q:
Does the board of directors recommend voting in favor of the New Plan?

A:
Yes. Our board of directors determined that approval of the New Plan is in the best interests of Paligent and its stockholders, and that adoption of the New Plan is important to the success of the combined group after the Merger. IFL's management believes that the New Plan will allow the combined group to offer competitive compensation packages to employees, officers, directors, advisors and independent contractors eligible under the New Plan, by providing these individuals the opportunity to acquire or increase their proprietary interest in the combined group, thereby adding to their incentive to contribute to the performance and growth of the company. Our board of directors recommends that our stockholders vote FOR the approval of the New Plan. Richard J. Kurtz and certain members of his family who collectively hold approximately 54.5% of the common stock of Paligent, have agreed to vote in favor of the New Plan at the special meeting.

Q:
Does the board of directors recommend voting in favor of the Name Change?

A:
Yes. Our board of directors determined that a change in the name of the combined group is in the best interests of Paligent and its stockholders because it is important to the success of the Merger and to the success of the combined group. Following the Merger, the business of the combined group will be the business of IFL. As such, the parties to the Merger Agreement have determined that continued use of the Paligent name will not accurately reflect the nature of the combined group's operations and therefore it is in the best interests of the combined group to have the name International Fight League, Inc. Our board of directors recommends that our stockholders vote FOR the Name Change. Richard J. Kurtz and certain members of his family who collectively hold approximately 54.5% of the common stock of Paligent, have agreed to vote in favor of the Name Change at the special meeting.

Q:
Does the board of directors recommend voting in favor of the Election of the directors?

A:
Yes. Our board of directors determined that the combined board of directors, effective upon consummation of the Merger, will manage the combined group and focus on the growth of IFL's business. Our board of directors recommends that you vote FOR the Election of the directors. Richard J. Kurtz and certain members of his family, who collectively hold approximately 54.5% of the common stock of Paligent, have agreed to vote in favor of the Election at the special meeting.

Q:
Has IFL's board of directors and its stockholders approved the Merger and related proposals?

A:
After careful consideration, IFL's board of directors determined the terms of the Merger to be fair and reasonable and to be in the best interests of IFL. IFL's stockholders have not approved the Merger, but it is expected to be approved by IFL's stockholders prior to the special meeting.

Q:
When do you expect to complete the Merger?

A:
Paligent and IFL are working to complete the transaction as quickly as possible. Paligent and IFL believe they will complete the merger promptly following the special meeting.

Q:
What risks should I consider in evaluating the proposals presented in this proxy statement?

A:
You should carefully read and consider the information presented in the section entitled "Risk Factors," beginning on page 17, which sets forth the material risks that you should consider in deciding whether to vote for the proposals described in this proxy statement.

Q:
Are Paligent stockholders entitled to appraisal or dissenters' rights?

A:
In a triangular merger such as this, Paligent itself is not affected, therefore, stockholders are not entitled to appraisal or dissenters' rights.

Q:
What do I need to do now?

A:
You should carefully read and consider the information contained in this proxy statement, including the Annexes, and consider how the transaction will affect you as a stockholder of Paligent. You also may want to review the documents referenced under the section entitled "Where You Can Find More Information" on page 67. The management of Paligent requests your full participation in the special meeting, either in person or by proxy. For details on the special meeting and how to vote, please see "Questions and Answers About the special meeting," on page 25. Regardless of whether you intend to attend the special meeting, we request that you complete and return the enclosed proxy card as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:
Whom should I call with questions?

A:
If you have any questions about the Merger or any of the related proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

    Salvatore A. Bucci, President and CEO
    Paligent Inc.
    10 East 53rd Street, 33rd Floor
    New York, NY 10022
    (212) 755-5461

  You may also obtain additional information about Paligent from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information" on page 67.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        The information contained in this proxy statement, including in the documents incorporated by reference into this proxy statement, includes some statements that are not purely historical and that are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Paligent's, IFL's, the combined group's and the parties' management's expectations, hopes, beliefs, intentions or strategies regarding the future, including Paligent's and IFL's financial condition, results of operations, and the expected impact of the Merger on the parties' individual and combined financial performance. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believes," "continue," "could," "estimates," "expects," "intends," "may," "might," "plans," "possible," "potential," "predicts," "projects," "seeks," "should," "will," "would" and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

        The forward-looking statements contained in this proxy statement are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting Paligent, IFL and the proposed combined group will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties' control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the following:

  •
  our ability to obtain stockholder approval of the Merger;

  •
  the parties' ability to close the Merger in a timely manner;

  •
  forecasts of future economic performance;

  •
  descriptions of plans or objectives of management for future operations, products or services; and

  •
  the ability of IFL's management team to effect a smooth transition to leadership of the combined group.

        These risks and uncertainties, along with others, are also described under the heading "Risk Factors," beginning on page 17. Should one or more of these risks or uncertainties materialize, or should any of the parties' assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SUMMARY OF THE PROXY STATEMENT

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you as a Paligent stockholder. To better understand the Merger and the other matters discussed in this proxy statement, you should read this entire document carefully, including the Merger Agreement, attached as Annex A, and the other documents to which we refer herein. This proxy statement is accompanied by a copy of Paligent's Annual Report on Form 10-K for its fiscal year ended December 31, 2005 and by its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2006.

        Please also see "Where You Can Find More Information" on page 67. We have included page references parenthetically to direct you to a more complete description of some of the topics presented in this summary.

The Companies

  Paligent Inc.
  10 East 53rd Street, 33rd Floor
  New York, New York 10022
  (212) 755-5461

        THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF PALIGENT TO CONTROL BY IFL'S STOCKHOLDERS AND THE ASSUMPTION BY PALIGENT OF IFL'S OPERATIONS, ASSETS AND LIABILITIES. If the Merger closes, a management team of both IFL and Paligent officers will manage the combined group and will focus on the growth of IFL's business. As a result, the combined group's stockholders will be invested in a company engaged in the business of organizing and promoting a mixed martial arts league, as opposed to Paligent's prior businesses, with different industry risks than those previous operations.

        IFL Corp. is a wholly owned subsidiary of Paligent and was incorporated in Delaware in July 2006. IFL Corp. does not engage in any operations and exists solely to facilitate the Merger.

        For more detailed discussion of Paligent's former business operations or its financial condition, see Paligent's public filings included with this Proxy Statement and other documents listed under "Documents Accompanying this Proxy" on page 66; instructions on how to review these filings are provided under "Where You Can Find More Information" on page 67.

  International Fight League, Inc.
  424 West 33rd Street, Suite 650
  New York, New York 10001

        For a more detailed discussion of IFL's business, see the section entitled "IFL's Business," beginning on page 35, and for a discussion of IFL's financial condition, see the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," beginning on page 44. For more information about IFL's board of directors and management team, see "Board of Directors and Management Following the Merger," beginning on page 42.

Pre-Existing Relationships; Competition

        Richard J. Kurtz owns approximately 54.5% of Paligent stock and is also an IFL stockholder. Otherwise, to the best of our knowledge, none of our stockholders holds any shares of IFL, nor are we aware of any other conflicts of interest between the two companies.

        Paligent's historical business and IFL's intended business are in completely distinct industries and would not have competed with each other.

Structure of the Merger (see page 30)

        Just prior to the effective time of the Merger, we will effectuate a 1-for-20 reverse stock split of Paligent's outstanding common stock. At the effective time the Merger, Merger Sub will merge with and into IFL and Paligent will issue 30,872,101 shares of its common stock on a post-split basis in exchange for 100% of the issued and outstanding shares of IFL common stock. In addition, Paligent will assume all outstanding options to purchase shares of IFL common stock on substantially the same terms and conditions as previously issued by IFL. As part of the Merger, Paligent will also adopt the New Plan under which the options will be issued.

        Following the close of the Merger, Paligent will change its name to "International Fight League, Inc."

        In addition, effective upon the close of the Merger, directors elected at the special meeting, which comprise all of the current Paligent and IFL directors will become the directors of the Company.

        As a result of the Merger, the former IFL stockholders will be holders of Paligent common stock, and IFL optionholders will become holders of options to acquire shares of Paligent common stock. Based on the number of shares of IFL common stock, and IFL's options, outstanding or allocated for issuance as of the record date, and the issuance of shares of common stock to Richard J. Kurtz in consideration of the cancellation of debt due immediately following the Merger, we anticipate that there will be 34,124,448 shares of Paligent common stock outstanding after the Merger, of which the current stockholders of Paligent will own approximately 4.76% and approximately 4.47% of the combined group's issued and outstanding common stock if all 2,266,432 options to purchase shares of common stock assumed pursuant to the Merger are exercised, which would result in 36,390,880 shares of common stock outstanding.

Overview of the Merger Agreement (see page 30)

Conditions to Close (see page 30)

        Paligent's obligation to effectuate the transactions contemplated by the Merger Agreement, which we refer to as the "closing," will not take place until Paligent stockholders vote to approve the Merger and the related proposals upon which the Merger is contingent, and the parties satisfy, or waive, where allowable, the other conditions listed in the Merger Agreement. These closing conditions include, but are not limited to, the following:

  •
  The representations and warranties of all parties to the Merger Agreement as provided in the Merger Agreement shall be true in all material respects;

  •
  All parties to the Merger Agreement shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by the Merger Agreement;

  •
  No event having a material adverse effect on Paligent or IFL shall have occurred;

  •
  Each party shall have obtained all consents and approvals, required to be obtained, from third parties or governmental and regulatory authorities;

  •
  Paligent shall have completed its due diligence review of IFL and the results shall have been satisfactory to Paligent;

  •
  Paligent shall have adopted the New Plan; and

  •
  The Stock Split shall have been consummated.

Termination of the Merger Agreement (see page 31)

        The Merger Agreement may be terminated prior to closing under several circumstances, including:

  •
  by mutual consent of the boards of directors of Paligent and IFL;

  •
  by written notice to the other party, if any conditions to the obligations of the party are not satisfied by August 25, 2007; or

  •
  by either party, if its board of directors determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of the board of directors to the stockholders under applicable law.

No Solicitation (see page 32)

        Neither IFL nor Paligent is permitted to, and they are not permitted to authorize or permit any of their respective officers, directors or employees or subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by it to, solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal (as defined in the Merger Agreement), or negotiate with respect to, agree to or endorse any Takeover Proposal. IFL agrees to promptly advise Paligent and Paligent agrees to promptly advise IFL, as the case may be, orally and in writing of any such inquiries or proposals and agree to also promptly advise Paligent or IFL, as the case may be, of any developments or changes regarding such inquiries or proposals. IFL and Paligent agree not to release (by waiver or otherwise) any third party from the provisions of any confidentiality or standstill agreement to which IFL or Paligent is a party.

Directors and Management of Paligent Following the Merger (see page 42)

        At the special meeting, stockholders will vote whether or not to elect Salvatore A. Bucci, Richard J. Kurtz, Gareb Shamus, Kurt Otto and Michael Molnar to the board of directors of the combined group, contingent and effective upon the closing of the Merger.

Reasons for the Merger (see page 29)

        The Company has been seeking business opportunities to maximize value for its stockholders since 2001. During this time, the Company entered into several letters of intent that proposed the acquisition or merger of business ventures; however, after conducting significant due diligence in connection with these proposed transactions, the Company ultimately determined not to proceed with such transactions.

        Presently, the Company has no operations and, in transactions consummated from 2000 through 2005, has sold all of its remaining right, title and interest in its prior technologies. We believe that the merger offers our stockholders an opportunity to increase the value of their stock inasmuch as their ongoing investment would be in an operating company.

Interests of Paligent's Directors, Officers and Certain Stockholders (see page 33)

        In considering the recommendation of our board of directors that stockholders vote in favor of the Merger and the resulting change of control of Paligent, stockholders should be aware that all of Paligent's, directors and officers have interests in the transaction that may be different from, or in addition to, their interests as stockholders of Paligent.

Vote of Stockholders Required (see page 34)

        In order to transact business at the special meeting on November 27, 2006, holders of a majority of the outstanding shares of Paligent common stock entitled to vote as of the record date, October 24,

2006, must be present, either in person or by proxy. Adoption and approval of the Merger Agreement and the Merger and the issuance of Paligent common stock in the Merger requires the approval of at least a majority of the shares of common stock entitled to vote at the special meeting. In addition, the Board of Directors of Paligent has elected to have the adoption and approval of the Merger Agreement and the Merger subject to the requisite approval of at least a majority of the outstanding shares of common stock voting at the Special Meeting not owned by Richard J. Kurtz or his affiliates. As of the record date, directors and executive officers and their affiliates beneficially owned and were entitled to vote 17,696,571 shares of Paligent common stock, which represented 54.5% of the shares of Paligent common stock outstanding and entitled to vote on that date.

Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 34)

        As described below under the heading "Certain Material U.S. Federal Income Tax Consequences of the Merger for Paligent and Paligent Stockholders," for United States federal income tax purposes, there should be no material tax consequences from the Merger to Paligent and our continuing stockholders should not recognize gain or loss as a result of the Merger. Paligent has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Merger. We note that state, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. EACH STOCKHOLDER IS ENCOURAGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER.

Accounting Treatment (see page 33)

        After the Merger, but subject to issuance of additional shares to Richard J. Kurtz upon his contribution of certain indebtedness owed to him by Paligent, IFL's stockholders will own approximately 95% of the fully diluted share capital of Paligent, and, as a result, IFL shall be treated as the acquiring company for accounting purposes. The Merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with U.S. generally accepted accounting principles, or "U.S. GAAP." Reported results of operations of the combined group issued after completion of the transaction will reflect IFL's operations.

Risk Factors (see page 17)

        In evaluating the Merger Agreement, the principal terms of the Merger, the issuance of Paligent securities in the transaction and any of the related proposals, you should carefully read this proxy statement. By voting for or against the Merger, the Stock Split, the New Plan, the Name Change and the Election, you are effectively deciding whether or not to invest directly in the business of IFL, which shall constitute the entire business of the surviving corporation after the Merger. In particular, you should carefully consider the factors discussed in the section entitled "Risk Factors."

Regulatory Approvals (see page 32)

        This transaction is subject to antitrust laws. For the reasons described in greater detail in the section entitled "Regulatory Approvals," we do not presently believe the Merger to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Thus, no filings have been made or are presently contemplated with the U.S. Department of Justice, or the "DOJ," and the U.S. Federal Trade Commission, or the "FTC," in relation to the Merger. Nevertheless, either the DOJ or the FTC, or another regulatory agency or government, state or private person, may challenge the transaction at any time before or after completion.

Reverse Stock Split (see page 51)

        Our board of directors believes that a reverse stock split immediately prior to the Merger, in order to increase the price of our common stock in the near term, would likely make its shares more desirable consideration to IFL's stockholders in the Merger.

        As a result, the board of directors has approved a proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Paligent common stock at rate of 1-for-20 (the "split ratio"), which we refer to as the Stock Split. If the Stock Split is approved, upon its effectiveness, the number of issued and outstanding shares of our common stock would be reduced in accordance with the split ratio. Except for adjustments that may result from the treatment of fractional shares, each Paligent stockholder will hold the same percentage of outstanding common stock immediately following the Stock Split as such stockholder held immediately prior to the Stock Split. The proposed amendment will not change the number of total authorized shares of our capital stock, or change the par value of our common stock and preferred stock. Based on the number of issued and outstanding shares of our common stock as of the record date, October 24, 2006, a total of approximately 73,369,453 shares of our common stock would be authorized but unissued immediately after the Stock Split, but prior to the Merger, after giving effect to the issuance of approximately 6,000 shares that would be issued in connection with the Stock Split for rounding up of fractional shares created by the Stock Split. The ability of Paligent and IFL to close the Merger is contingent in part upon the approval of the Stock Split by our stockholders.

Approval of the New Plan (see page 55)

        Pursuant to the Merger Agreement, we are seeking to approve the New Plan. IFL's management believes the New Plan will allow the combined group to offer competitive compensation packages to employees, officers, directors, advisors and independent contractors, and enable the combined group to incentivize these individuals to contribute to the performance and growth of the company by providing the opportunity to acquire or increase their proprietary interest in the combined group. The New Plan provides for the grant of up to 5,000,000 shares of common stock pursuant to incentive stock options or nonqualified stock options, as deferred stock or as restricted stock for officers, employees, directors, consultants and advisors. A complete copy of the New Plan is attached hereto as Annex C, and a discussion of the material terms and conditions of the New Plan begins on page 55.

Name Change to International Fight League, Inc. (see page 59)

        The Paligent board of directors determined that a change in the name of the combined group is important to the post-Merger success of the combined group. Further, following the Merger, the combined group's business will be that of IFL, former IFL stockholders will primarily own the combined group and IFL's former management team will remain on the board of directors of the combined group. As such, we have determined it would be in the best interests of the combined group to have the name International Fight League, Inc. Thus, upon closing of the Merger, Paligent shall file an amendment to the Company's Certificate of Incorporation and take the necessary steps to effectuate the Name Change.

Election of Directors (see page 60)

        Effective at the time of the Merger, the board of directors of IFL will be comprised of Paligent and IFL directors. The board of directors will focus on IFL's business of organizing and promoting a mixed martial arts sports league.

PALIGENT AND IFL

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Paligent and IFL and have been prepared to illustrate the effects of the Paligent acquisition of IFL under terms of the Merger Agreement. The following data is presented as if the Merger was effective as of June 30, 2006 for the unaudited pro forma condensed combined balance sheet. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 are presented as if the Merger had occurred as of January 1, 2005. This unaudited condensed combined pro forma financial information reflects the Merger as a capital transaction whereby IFL would be the accounting acquirer and Paligent would be the legal acquirer under the purchase method of accounting for business combinations in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations." Under the purchase method of accounting, the total estimated purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed in connection with the Merger, based on their estimated fair values as of the completion of the Merger, taking into account the intended issuance of Paligent's remaining assets and the settlement of its outstanding liabilities upon consummation of the Merger. The Merger is equivalent to the issuance of stock by IFL for the net monetary assets of Paligent, accompanied by a recapitalization. Subsequent to the Merger, reported historical financial condition and results of operations of the combined group shown for comparative purposes in periodic filings will reflect IFL's operations only.

        A final determination of any estimated fair values, which cannot be made prior to the completion of the Merger, will be based on the actual net tangible assets of Paligent that exist as of the date of completion of the Merger. The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of the combined entities that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group.

        The unaudited pro forma condensed combined financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements, including the related notes, of Paligent covering these periods included in Paligent's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in Paligent's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006, each accompanying this proxy statement, as well as the historical financial statements of IFL included elsewhere in this proxy statement.

PALIGENT AND IFL

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2006

	Paligent	IFL	Pro Forma Adjustments		Condensed Combined Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$9,439	$539,528	$—		$548,967
Accounts receivable, net	—	103,458	—		103,458
Prepaid expenses and other current assets	10,097	8,581	—		18,678

Total current assets	19,536	651,567	—		671,103
Property and equipment, net	—	37,917	—		37,917
Other assets	—	24,840	—		24,840

Total assets	$19,536	$714,324	$—		$733,860

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$65,452	$391,125	$—		$456,577
Accrued expenses	21,998	212,799	(72,617)	B	162,180
Due to related party	724,688	—	(651,000)	D	73,688

Total current liabilities	812,138	603,924	(723,617)		692,445

Series A Convertible Redeemable Preferred Stock	—	2,525,000	(2,525,000)	A	—

Stockholders' equity (deficit):
Common stock	324,910	1,800	14,475	A,B,C,D	341,185
Additional paid-in-capital	154,634,974	25,128	(152,518,344)	A,B,C,D	2,141,758
Accumulated deficit	(155,752,486)	(2,441,528)	155,752,486	C	(2,441,528)

Total stockholders' equity (deficit)	(792,602)	(2,414,600)	3,248,617		41,415

Total liabilities and stockholders' equity (deficit)	$19,536	$714,324	$—		$733,860

See notes to unaudited pro forma condensed combined financial statements.

PALIGENT AND IFL

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2005

	Paligent	IFL	Pro Forma Adjustments		Condensed Combined Pro Forma
Selling, general and administrative expenses	$445,134	$43,003	$(28,072)	F	$460,065

Loss from operations	(445,134)	(43,003)	28,072		(460,065)
Other income, net	141,250	—	—		141,250

Net loss	$(303,884)	$(43,003)	$28,072		$(318,815)

Net loss per share—basic and diluted	$(0.01)	N/A*	—		$(0.01)

Weighted average number of common
shares outstanding—basic and diluted	32,490,948	N/A*	1,633,500	C,D	34,124,448

*
As a private company, IFL's historical financial statements do not provide earnings per share data.

See notes to unaudited pro forma condensed combined financial statements.

PALIGENT AND IFL

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the six months ended June 30, 2006

	Paligent	IFL	Pro Forma Adjustments		Condensed Combined Pro Forma
Revenues:
Live and televised events:
Advertising—sponsorships	$—	$234,080	$—		$234,080
Advertising—other	—	230	—		230
Live events—box office receipts	—	127,142	—		127,142
Television rights	—	375,000	—		375,000
Branded merchandise	—	1,342	—		1,342

Total revenues	—	737,794	—		737,794

Costs of revenues:
Advertising—sponsorships	—	102,280	—		102,280
Live events—advertising	—	169,691	—		169,691
Live events—other costs	—	1,343,731	—		1,343,731
Distribution fees	—	375,000	—		375,000
Branded merchandise	—	680	—		680

Total costs of revenues	—	1,991,382	—		1,991,382

Selling, general and administrative expenses	261,218	1,069,963	(23,258)	F	1,307,923

Stock-based compensation expense	—	25,128	—		25,128

Loss from operations	(261,218)	(2,348,679)	23,258		(2,586,639)
Dividend expense	—	(72,617)	72,617	E	—
Interest income	—	22,771	—		22,771

Net loss	$(261,218)	$(2,398,525)	$95,875		$(2,563,868)

Net loss per share—basic and diluted	$(0.01)	N/A*	—		$(0.08)

Weighted average number of common
shares outstanding—basic and diluted	32,490,948	N/A*	1,633,500	C,D	34,124,448

*
As a private company, IFL's historical financial statements do not provide earnings per share data.

See notes to unaudited pro forma condensed combined financial statements.

PALIGENT AND IFL

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.     Description of Transaction and Basis of Presentation

        On August 25, 2006, Paligent entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, upon satisfaction or waiver of the conditions contained therein, Paligent will acquire 100% of the issued and outstanding common and preferred stock of IFL, and the holders of IFL common and preferred stock will receive shares of common stock of Paligent which, upon their issuance, would be equal to 95% of the issued and outstanding shares of common stock of Paligent. In addition, in connection with the Merger, options to purchase shares of common stock of IFL outstanding prior to the Merger will be converted into options to purchase shares of common stock of Paligent on substantially the same terms and conditions applicable to such options prior to the Merger, under a new equity incentive plan to be submitted for the approval of Paligent's stockholders together with the Merger (the "New Plan").

        In connection with the Merger, Paligent has agreed, subject to stockholder approval, to effect, immediately prior to the Merger, a 1-for-20 reverse stock split of Paligent's common stock (the "Stock Split"), such that the number of shares of common stock of Paligent outstanding following the Merger shall be approximately the number of shares of common stock of Paligent currently outstanding. Furthermore, following consummation of the Merger, Paligent has agreed to change its name to International Fight League, Inc. (the "Name Change").

        In connection with and as required by the Merger Agreement, Paligent and Richard J. Kurtz, a director and the principal stockholder of Paligent, have entered into a contribution agreement, dated as of August 25, 2006 (the "Kurtz Contribution Agreement"), providing that, immediately following consummation of the Merger, Mr. Kurtz will contribute to Paligent all or a portion of the amounts owed to him by Paligent pursuant to the promissory note issued to him by Paligent, but not less than $651,000, in exchange for shares of common stock of the Company. Pursuant to the Contribution Agreement, Mr. Kurtz will receive a number of shares of common stock of Paligent equal to the aggregate amount of obligations contributed divided by the greater of (x) $0.40 and (y) the closing price of a share of common stock of Paligent on the date which is set as the record date for purposes of determination of stockholders entitled to vote with respect to the Merger (see Note D).

        Each of Paligent and IFL has made customary representations and warranties in the Merger Agreement, including among others, representations and warranties relating to capitalization, compliance with laws, litigation, taxes, employee benefits and ownership of assets. Paligent has also made representations and warranties with respect to the fact that it has no current operations. Paligent and IFL have also agreed to customary covenants in the Merger Agreement, including among others, not to solicit, initiate, knowingly encourage or facilitate proposals relating to alternative acquisition proposals. Paligent also agreed to file the proxy statement in which these unaudited pro forma condensed combined financial statements are contained and to convene a meeting of its stockholders to approve the Merger, the New Plan, the Stock Split and the Name Change.

2.     Pro Forma Adjustments

  (A)
  To record the conversion of 11,222,218 shares of IFL Series A Convertible Redeemable Preferred Stock ("IFL Preferred Stock") into shares of common stock of IFL, on a 1:1 exchange ratio, immediately prior to the Merger.

  (B)
  To record the conversion of dividends accrued at June 30, 2006 on IFL Preferred Stock into shares of common stock of IFL immediately prior to the Merger. The exchange price assumed for conversion of accrued dividends for pro forma purposes is equal to the price per share paid for the underlying preferred stock, or $0.225. As IFL stockholders, as a group, will receive in connection with the Merger shares of common stock of Paligent which would be equal to 95% of the issued and outstanding shares of common stock of Paligent after the Merger, any adjustment in the exchange price will have no effect on the number of shares issued to IFL stockholders in the Merger.

  (C)
  To record (i) the effect of the 1:20 reverse split of Paligent's common stock immediately prior to the Merger, including the issuance of approximately 6,000 shares after the Stock Split to account for the rounding up of fractional shares; (ii) the issuance of 30,872,101 shares of Paligent common stock to IFL stockholders upon the consummation of the Merger; and (iii) the eliminations of IFL's common stock and Paligent's accumulated deficit.

  (D)
  To record Mr. Kurtz's contribution of Paligent's indebtedness to him in exchange for shares of common stock of Paligent upon the consummation of the Merger in accordance with terms of the Kurtz Contribution Agreement. For pro forma purposes, Mr. Kurtz is assumed to convert the minimum amount of $651,000 of Paligent's obligations in exchange for 1,627,500 shares of Paligent common stock at the rate of $0.40 per share. Under the Kurtz Contribution Agreement, Mr. Kurtz may contribute additional obligations for additional shares of Paligent common stock.

  (E)
  To eliminate dividend expense resulting from the assumed conversion of shares of IFL Preferred Stock into shares of IFL common stock (see Note B).

  (F)
  To eliminate interest expense resulting from Mr. Kurtz's contribution of Paligent's indebtedness to him in exchange for shares of Paligent common stock (see Note D).

RISK FACTORS

        The actual results of the combined group may differ materially from those results anticipated in forward-looking statements throughout this document. The combined group will operate in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined group's control. Paligent stockholders should carefully consider the following risks and uncertainties in evaluating whether to approve the proposals to be voted on at the special meeting. These factors should be considered in conjunction with the other information included in accompanying this proxy statement. There also may be additional risks and uncertainties not presently known to us that may ultimately adversely affect the combined group.

RISKS RELATED TO THE MERGER

        We will be unable to complete the Merger if we fail to obtain the approval of our stockholders for the issuance of securities in connection with the Merger and the resulting change of control, the amendment of Paligent's Certificate of Incorporation to effect the proposed Stock Split, the New Plan, the amendment of Paligent's Certificate of Incorporation to effect the Name Change and the election of specified directors.

        It is a condition to closing the Merger that we shall have obtained the approval of our stockholders regarding the adoption and approval of the Merger Agreement and the Merger, including the issuance of securities as Merger consideration and the resulting change of control, as well as approval of the amendment of Paligent's Certificate of Incorporation to effect the proposed 1-for-20 reverse stock split of our common stock, the approval of the New Plan, the name change to International Fight League, Inc. and the election of specified directors, effective as of the closing. If the holders of a majority of our issued and outstanding shares of common stock, and in the case of the approval of the New Plan, a majority of the shares of our common stock present at the meeting, do not approve these proposals, then the Merger cannot close. Although Richard J. Kurtz and certain members of his family collectively own approximately 54.5% of the common stock of Paligent and have agreed to vote in favor of all of the proposals, the Merger also requires the approval of a majority of shares voting at the special meeting that are not held by Mr. Kurtz or his affiliates. We are incurring obligations to certain of our principals for costs in support and anticipation of the Merger; if the Merger does not close, we will probably not be able to repay such costs nor will we have an ongoing business to cover such expenses and return any value to our stockholders.

        If the Merger does not close, we will not have a continuing business or operations and will likely need to dissolve.

        We have terminated all remaining operations. We are not exerting, and do not expect to exert, any effort to restart our operations or to enter a new line of business on our own, and have only one employee. As such, if the Merger does not close, another private party cannot be located in a timely manner and our principals elect not to continue to fund our reporting and other obligations, we would likely seek to resolve any remaining liabilities, liquidate any remaining assets and dissolve. If an alternate transaction is not available, or not available on acceptable terms, then there is a very strong likelihood that we will go out of business without returning any value to our stockholders.

        Our principal stockholder, who is also a director, has additional interests in the Merger that may influence him to support or approve the transaction.

        Richard J. Kurtz owns 4,555,555 shares of Series A Preferred Stock of IFL, which are being converted into 4,555,555 shares of common stock of IFL, which will then be exchanged for shares of common stock of Paligent from the 30,872,101 shares after the Stock Split issued to IFL in the Merger. In addition, we have borrowed an aggregate of $790,000 from Mr. Kurtz, and Paligent has agreed to convert at least $651,000 thereof into shares of our common stock following the Merger at the rate of

$0.40 per share. This provides Mr. Kurtz with an interest in the Merger that may be different or in addition to the interests of our other stockholders.

        The exchange ratio is fixed and thus the specific dollar value of our common stock that IFL stockholders will receive upon completion of the Merger will depend on the market value of our common stock at that time.

        If the Merger is approved, at closing we will issue an aggregate of 30,872,101 shares of post-split common stock in exchange for all of the then outstanding shares of IFL common stock, pursuant to the terms of the Merger Agreement. This number will not change based on the fluctuations in the market price of Paligent common stock. As a result, the specific dollar value of our common stock that IFL stockholders will receive upon completion of the Merger will depend on the market value of our common stock at that time. The market price of our common stock upon the completion of the transaction may vary from the market price as of the date of the Merger Agreement, this proxy statement and/or the special meeting. Any reduction in the price of our common stock will result in IFL stockholders receiving less value at the time of the closing of the transaction from the shares received. Conversely, any increase in our stock price will result in IFL stockholders receiving greater value at the time of the closing of the transaction from shares received.

        Variations in the market price of our common stock may be caused by a number of factors, including, among others:

  •
  the announcement of material events related to the Merger;

  •
  the low trading volume of shares of our common stock;

  •
  perceived or announced changes in the business, operations or prospects of Paligent and/or IFL;

  •
  the anticipated issuance of new equity securities pursuant to the Merger;

  •
  the timing of the completion of the transaction; and

  •
  general market, industry and economic conditions.

        You are urged to obtain recent market quotations for our common stock when evaluating the value and fairness of the merger consideration.

        The issuance of shares of our common stock to IFL stockholders in the Merger will substantially reduce the percentage interests of our stockholders and provide IFL's current directors, officers and stockholders with control over the combined group.

        If the Merger is completed, we may issue, or otherwise allocate for issuance under options to acquire common stock, a total of up to 33,138,533 shares of common stock after the Stock Split pursuant to the terms of the Merger Agreement. The issuance and allocation of this substantial number of new shares of common stock, along with the effect of the Stock Split, will cause a significant reduction in the relative percentage interests of our current stockholders in the earnings, voting, liquidation value, and book and market value of Paligent after the Merger. Following the completion of the Merger and upon issuance of the new shares but prior to the issuance of shares to Mr. Kurtz from his contribution of an amount of obligations owing under the promissory note, current IFL stockholders will own approximately 95% of our common stock and current Paligent stockholders will own approximately 5% of our issued and outstanding common stock. As a result, the former principal stockholders of IFL will have control over Paligent, giving them the ability, among other things, to elect a majority, it not all, of the members of the board of directors and to approve significant corporate transactions, a future change in control of the combined group, which would further dilute the ownership interests of the current stockholders. Further, if the Merger closes, the individuals serving as IFL's current board of directors will have been elected by the stockholders and IFL's current management team shall be a part of the leadership of the combined group post-closing.

        The combined group intends to implement a new business model after the transaction.

        After the Merger is complete, a combined management team will manage the Company and will focus on IFL's business of organizing and promoting a mixed martial arts sports league. As a result, the combined group's stockholders will be primarily invested in a company with significantly different industry risks than our previous businesses. You should carefully read "Risks Related to IFL's Business" beginning on page 20 of this section.

        Revenues from operations are not expected to be sufficient to meet capital needs in the near future and the combined group will need to raise additional funds post-Merger, which may not be available on favorable terms, if at all, thereby potentially disrupting the growth of its business and ability to generate revenue.

        Since inception, IFL has incurred losses and has had capital and stockholders' deficits and limited cash to fund operations. Since June 30, 2006, IFL has received loans in aggregate principal amount of approximately $2.5 million from Richard Kurtz to fund operations. Mr. Kurtz is not obligated to continue providing loans to the combined group and may cease providing additional loans at any time.

        Because the combined group expects that revenues from operations will continue to be insufficient to meets its capital needs post-Merger, it is likely that it will be required to raise additional capital through equity or debt financings shortly after the closing of the Merger. The combined group cannot be certain that such capital will be available to it from Mr. Kurtz or from any other party or, if it is available, whether such capital will be available on terms that are acceptable to the combined group. Such financing will be substantially dilutive to existing stockholders and could result in significant financial and operating covenants that would negatively impact the combined group's business. If the combined group is unable to raise sufficient additional capital on acceptable terms, the combined group will likely have liquidity problems which will disrupt the planned growth and would have a material adverse effect on our financial condition or business prospects.

        The lack of profitability and the uncertainty surrounding the possibility of future financing cast substantial doubt about the combined group's ability to continue as a going concern.

        In the event that the combined group raises additional capital through issuance of equity securities, or securities exercisable for or convertible into equity securities in the combined group, its stockholders could experience substantial additional dilution.

        If the combined group raises additional capital by issuing equity securities or convertible debt securities, its existing stockholders, including the current stockholders of Paligent, may incur substantial dilution. Further, any shares so issued may have rights, preferences and privileges superior to the rights, preferences and privileges of the combined group's outstanding common stock.

        If the combined group fails to maintain effective internal controls over financial reporting, the combined group may be subject to litigation and/or costly remediation and the price of its common stock may be adversely affected.

        As a private company, IFL previously has not been obligated to report on its disclosure controls and procedures or its internal control over financial reporting, and as a growth stage company, is only in the process of implementing formal procedures intended to satisfy the requirements of Section 404 and other related provisions of the Sarbanes-Oxley Act of 2002. However, beginning with its fiscal year ending December 31, 2007, the combined group will have to fully comply with these requirements.

        Failure to establish the required controls or procedures, or any failure of those controls or procedures once established, could adversely impact the combined group's public disclosures regarding its business, financial condition or results of operations. Upon review of the required internal control over financial reporting and disclosure controls and procedures, the combined group's management and/or its auditors may identify material weaknesses and/or significant deficiencies that need to be addressed. Any actual or perceived weaknesses or conditions that need to be addressed in the combined group's internal controls over financial reporting, disclosure of management's assessment of its internal controls over financial reporting or disclosure of the combined group's public accounting firm's attestation to or report on management's assessment of the combined group's internal controls over financial reporting could have an adverse impact on the price of its common stock and may lead to claims against the combined group.

        Compliance with changing corporate governance and public disclosure regulation will likely result in additional expenses and increased liability exposure for the combined group, its directors and its executive officers.

        Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of the combined group's internal control over financial reporting, and attestation of its assessment by the combined group's independent registered public accountants. The assessment requirement first will apply to the combined group's annual report for fiscal 2007. The standards for management's assessment of the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. The combined group may encounter problems or delays in completing activities necessary to make an assessment of its internal control over financial reporting. In addition, the combined group may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by the combined group's independent registered public accountants. If the combined group cannot assess its internal control over financial reporting as effective, or its independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted. Further, many companies have reported that compliance with these standards requires a disproportionate expenditure of funds.

        In addition, the SEC recently announced a significant number of changes to the laws, regulations and standards relating to corporate governance and public disclosure. Following the Merger, the combined group's new management team will need to invest significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. In addition, because public company directors and officers face increased liabilities, the individuals slated to serve in these positions after the Merger may be less willing to remain as directors or executive officers long-term, and IFL may experience difficulty in attracting qualified replacement directors and officers, or the combined group may need to expend a significantly larger amount than Paligent or IFL previously spent on recruiting, compensating and insuring new directors and officers.

RISKS RELATED TO IFL'S BUSINESS

        IFL's business is difficult to evaluate because it has been operating for less than one year. The MMA market may not develop as anticipated and IFL may not successfully execute its business strategy.

        IFL has a limited operating history upon which you can evaluate its business. Although IFL was organized in 2005, it began revenue generating operations in 2006 and has only held a limited number of live MMA sporting events to date. IFL's business model is unique to the MMA world and may not prove to be successful. The MMA industry is also rapidly growing and evolving and may not develop in a way that is advantageous for IFL's business model. You must consider the challenges, risks and difficulties frequently encountered by early stage companies using new and unproven business models in new and rapidly evolving markets. Some of these challenges relate to IFL's ability to:

  •
  increase its brand name recognition;

  •
  expand its popularity and fan base;

  •
  successfully produce live events;

  •
  manage existing relationships with broadcast television outlets and create new relationships domestically and internationally;

  •
  manage licensing and branding activities; and

  •
  create new outlets for IFL content and new marketing opportunities.

        IFL cannot be certain that its business strategy will be successful or that it will successfully address these and other challenges, risks and uncertainties.

        IFL has experienced losses and expects to incur substantial net losses in the future. If IFL does not achieve profitability, its financial condition and stock price could suffer.

        Since inception in 2005, IFL has incurred significant losses and only began generating revenues during the second quarter of 2006. As of June 30, 2006, IFL had incurred net losses of $2.4 million for the six-month period then ended.

        IFL expects operating losses and negative cash flow to continue for the foreseeable future. IFL anticipates that its losses will increase significantly from current levels because it expects to incur significant additional costs and expenses related to production of live events, brand development, advertising, marketing and promotional activities as well as the employment of additional personnel as its business expands and costs related to being a public company.

        IFL's ability to become profitable depends on its ability to generate and sustain substantially higher revenue while maintaining reasonable expense levels. In particular, although IFL intends to increase significantly its spending on marketing and promotional activities, these efforts may not be effective in growing IFL's franchise or increasing its fan base. If IFL does not achieve profitability, it will not be able to sustain or increase profitability on a quarterly or annual basis in the future.

        IFL's limited operating history makes forecasting difficult and it may be unable to adjust spending in a timely manner to compensate for unexpected revenue shortfalls.

        As a result of IFL's limited operating history, it is difficult to accurately forecast future revenues. In addition, IFL has limited meaningful historical financial data upon which to base planned operating expenses. Current and future expense levels are based on IFL's operating plans and estimates of future revenue. Revenue and operating results are difficult to forecast because they generally depend on IFL's ability to promote events and the growth in popularity of the IFL franchise. As a result, IFL may be unable to adjust its spending in a timely manner to compensate for any unexpected revenue shortfall, which would result in further substantial losses. IFL may also be unable to expand its operations in a timely manner to adequately meet demand to the extent it exceeds expectations.

        IFL's failure to obtain and maintain key agreements could adversely affect its ability to distribute television programming.

        IFL's television programming is distributed by Fox Sports Net, a national sports programming service. IFL's contracts with Fox Sports Net to broadcast the World Team Championship and the Legends Championship expire in December 2007 and June 2007, respectively. In addition, IFL is currently negotiating its television rights agreement for the 2007 MMA season. No assurance can be given that IFL will be able to negotiate a television rights agreement for the 2007 MMA season that is favorable to IFL with Fox Sports Net or with any other broadcaster. Because IFL's revenues are dependent, indirectly, on the distribution of its free televised programming, any failure to maintain or renew arrangements with Fox Sports Net or other distributors or the failure of the future distributors to continue to provide to IFL could adversely affect IFL's operating results.

        The failure to retain or continue to recruit key athletes and coaches could negatively impact the growth of IFL's popularity.

        IFL's success depends, in large part, upon its ability to recruit and retain athletes and coaches who are well known fighters in the MMA world and who have the physical presence and ability to compete in IFL's live events and televised programming. There can be no assurance that IFL will be able to continue to identify and retain these athletes and coaches in the future. Additionally, there can be no assurance that IFL will be able to retain its current athletes and coaches after their contracts expire. IFL's failure to attract and retain key athletes, or a serious or untimely injury to, or the death of, or unexpected or premature loss or retirement for any reason of any of its key athletes, could lead to a decline in the popularity of IFL's brand of mixed martial arts, which could adversely affect its operating results.

        The markets in which IFL operates are highly competitive, rapidly changing and increasingly fragmented, and IFL may not be able to compete effectively, especially against competitors with greater financial resources or marketplace presence.

        For its live and television audiences, IFL faces competition from professional and college sports, as well as from other forms of live and televised entertainment and other leisure activities in a rapidly changing and increasingly fragmented marketplace. Many of the companies with which IFL competes have greater financial resources than are currently available to IFL. IFL's failure to compete effectively could result in a significant loss of viewers, venues, distribution channels or athletes and fewer advertising dollars spent on IFL's form of sporting events, any of which could adversely affect IFL's operating results.

        A decline in the popularity of mixed martial arts, including changes in the social and political climate, could adversely affect IFL's business.

        IFL's operations are affected by consumer tastes and entertainment trends, which are unpredictable and subject to change and may be affected by changes in the social and political climate. We believe that mixed martial arts is growing in popularity in the United States and around the world, but a change in IFL's fans' tastes or a material change in the perceptions of IFL's business partners, including its distributors and licensees, whether due to the social or political climate or otherwise, could adversely affect IFL's operating results.

        Changes in the regulatory atmosphere and related private-sector initiatives could adversely affect IFL's business.

        While the production and distribution of television programming by independent producers is not directly regulated by the federal or state governments in the United States, the marketplace for television programming in the United States is affected significantly by government regulations applicable to, as well as social and political influences on, television stations, television networks and cable and satellite television systems and channels. IFL voluntarily designates the suitability of each of its television programs using standard industry practices. A number of governmental and private sector initiatives relating to the content of media programming in recent years have been announced in response to certain recent events unrelated to IFL or mixed martial arts. Changes in governmental policy and private sector perceptions could further restrict IFL's program content and adversely affect its viewership levels and operating results.

        Because IFL depends upon its intellectual property rights, IFL's inability to protect those rights or its infringement by others could adversely affect IFL's business.

        IFL's inability to protect its portfolio of trademarks, service marks, copyrighted material, trade names and other intellectual property rights from piracy, counterfeiting or other unauthorized use could negatively affect its business. Intellectual property is material to all aspects of IFL's operations, and IFL may expend substantial cost and effort in an attempt to maintain and protect its intellectual property. IFL has a portfolio of registered trademarks and service marks and maintains a catalog of copyrighted works, including copyrights to television programming and photographs.

        IFL will vigorously seek to enforce its intellectual property rights by, a variety of efforts which may include, among other things, searching the Internet to ascertain unauthorized use of its intellectual property, seizing at its live events goods that feature unauthorized use of its intellectual property and seeking restraining orders and/or damages in court against individuals or entities infringing its intellectual property rights. IFL's failure to curtail piracy, infringement or other unauthorized use of its intellectual property rights effectively could adversely affect IFL's operating results.

        IFL depends on certain key executive personnel for its success, the loss of whom could adversely affect its business, financial condition and results of operations.

        IFL's success depends on the continued availability and contributions of members of its senior management teams and other key personnel. These include Gareb Shamus, IFL's President, Chief Executive Officer and a director and Kurt Otto, its league commissioner and a director. As such, IFL's success depends in large measure on the continued service of Messrs. Shamus and Otto in those positions. The loss of the services of Mr. Shamus or Mr. Otto or any of a number of other executive officers could delay or reduce IFL's product and service development and commercialization efforts. Furthermore, recruiting and retaining qualified personnel to educate the marketplace about its business will be critical to IFL's success. The loss of members of IFL's management team or its inability to attract or retain other qualified personnel or advisors, could significantly weaken IFL's management team, harm its ability to compete effectively and harm its long-term business prospects. If key managers were to end their employment with IFL, it could disrupt IFL's initial client relationships and have a corresponding negative effect on financial results, marketing and other objectives and impair IFL's ability to implement its rapid growth strategy. None of IFL's executive officers or other planned key personnel are currently subject to employment agreements.

        A decline in general economic conditions could adversely affect IFL's business.

        IFL's operations are affected by general economic conditions, which generally may affect consumers' disposable income, the level of advertising spending and sponsorships. The demand for entertainment and leisure activities tends to be highly sensitive to the level of consumers' disposable income. A decline in general economic condition could reduce the level of discretionary income that IFL's fans and potential fans have to spend on IFL's live and televised entertainment and consumer products, which could adversely affect IFL's revenues.

        IFL may be prohibited from promoting and conducting its live events if it does not comply with applicable regulations.

        In various states in the United States and some foreign jurisdictions, athletic commissions and other applicable regulatory agencies require IFL to obtain licenses for promoters, medical clearances and/or other permits or licenses for athletes and/or permits for events in order for IFL to promote and conduct its live events. In the event that IFL fails to comply with the regulations of a particular jurisdiction, it may be prohibited from promoting and conducting live events in that jurisdiction. The inability to present live events over an extended period of time or in a number of jurisdictions could lead to a decline in the various revenue streams generated from IFL's live events, which could adversely affect its operating results.

        IFL's insurance may not be adequate to cover liabilities resulting from accidents or injuries that occur during its physically demanding events.

        IFL holds numerous live events each year. This schedule exposes IFL's athletes and coaches who are involved in the production of those events to the risk of travel and event-related accidents, the consequences of which may not be fully covered by insurance. The physical nature of IFL's events exposes athletes and coaches to the risk of serious injury or death. Although IFL provides the necessary and required health, disability and life insurance for its athletes and coaches on an event-by-event basis, this coverage may not be sufficient to cover all injuries they may sustain. Liability extending to IFL resulting from any death or serious injury sustained by one of athletes or coaches during an event, to the extent not covered by its insurance, could adversely affect IFL's operating results.

        IFL will face a variety of risks as it expands into new and complementary businesses.

        IFL is a new company and is rapidly entering into new and complementary businesses. Risks of expansion may include: potential diversion of management's attention and other resources, including available cash, from existing business; unanticipated liabilities or contingencies; reduced earnings due to increased depreciation and other costs; failure to retain and recruit MMA athletes; failure to maintain agreements for distribution; inability to protect intellectual property rights; competition from other companies with experience in such businesses; and possible additional regulatory requirements and compliance costs.

SECTION TWO—MEETING OF PALIGENT STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:
When and where will the special meeting be held?

A:
The special meeting will be held on November 27, 2006 at 10:00 a.m. Eastern Time, at the offices of Dechert LLP, 30 Rockefeller Plaza, 23rd Floor, New York, NY 10112.

Q:
What is the purpose of the special meeting?

A:
In order to close and effectuate the Merger, including the Stock Split, the New Plan, the Name Change and the Election, Paligent must obtain approval of each and all of these proposals from the requisite number of stockholders entitled to vote on these matters. At the special meeting, the Paligent stockholders will have the ability to consider and vote upon each of these proposals, either in person or by proxy.

  Our board of directors does not currently intend to bring any other business before the special meeting and is not aware of any other matters to be brought before the special meeting. If other business properly comes before the special meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

Q:
What is the record date for the special meeting?

A:
The board of directors has fixed the close of business on October 24, 2006, as the record date for the special meeting. Only persons who are holders of record of our common stock as of the record date are entitled to vote. As of the record date, 32,490,948 shares of common stock were issued, outstanding and entitled to vote at the special meeting. Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting.

Q:
What is required to establish a quorum at the special meeting?

A:
To hold a valid meeting of stockholders and conduct business, there must be a quorum, which means a majority of our outstanding shares of common stock as of the record date must be present at the meeting, either in person or by proxy. Broker non-votes will be counted as present or represented for this purpose. Abstentions will be counted as present and entitled to vote. Richard J. Kurtz has agreed to attend the meeting. Accordingly, it is assured that a quorum will be present for the meeting.

Q:
How many votes are required for approval of the proposals to be voted on at the special meeting?

A:
The approval of the Merger requires: (1) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of common stock present at the special meeting and (2) the affirmative vote of at least a majority of the aggregate voting power of the shares of common stock voting at the special meeting not owned by Richard J. Kurtz or his affiliates. The New Plan requires approval by a majority of the shares of common stock present at the meeting, the Stock Split and the Name Change require the affirmative vote of a majority of the voting power of the shares of Paligent common stock and the Election requires the affirmative vote of a plurality of votes cast at the special meeting. Mr. Kurtz has agreed to vote in favor of all of the proposals, thereby assuring a majority for each vote with the exception of the majority of the minority requirement for approval of the Merger.

Q:
How do I vote?

A:
If you are a stockholder of record on the record date, you may vote your proxy by mail or by attending the special meeting in person. You may vote by mail by completing, signing and dating the enclosed proxy card that represents your shares and returning it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. You may vote "FOR," "AGAINST" or "ABSTAIN" for the proposals. A properly executed proxy card marked "ABSTAIN" as to any proposal will not be voted with respect to that proposal, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" all of the proposals. For the election of directors, you may either vote "FOR" all of the nominees to the board of directors, or you may "ABSTAIN" your vote for any nominee you specify. Alternately, you may vote in person at the meeting by written ballot, which will be passed out to stockholders at the meeting.

  If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares with regard to the proposals described in this proxy statement, or obtain a proxy issued in your name from that record holder. Under certain circumstances your brokerage firm may vote your shares including certain "routine" matters, such as the election of directors. Such circumstances do not include the other proposals being voted on at the special meeting. Brokers will provide instructions to beneficial owners on how to direct the broker to vote their shares.

  We request that you complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:
What happens if I do not vote on some or all of the proposals at the special meeting?

A:
To establish a quorum, a majority of all shares outstanding and entitled to vote must be present or represented at the special meeting. Richard J. Kurtz and certain members of his family have agreed to vote in favor of the Merger, thus it is assured that there will be a quorum at the meeting. Once a quorum is established, failure to vote in person or by proxy may impact the potential approval of the issuance of common stock in the transaction and the resulting change of control of Paligent, approval of the amendment to Paligent's Certificate of Incorporation effecting the reverse stock split, the assumption of the New Plan and/or the Name Change, thereby interfering with our ability to close the Merger.

  If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted on any of the proposals relating to the transaction. For proposals 1, 2 and 4, abstaining in this manner will have the same impact as a vote AGAINST approval of the proposals.

  Broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) will be counted only for purposes of establishing a quorum.

Q:
May I revoke my proxy?

A:
You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by: (i) sending written notice to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 Attn: Proxy Department; (ii) signing another proxy with a later date and delivering the proxy to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 Attn: Proxy Department; or (iii) voting in person at the special meeting. If you have instructed a broker to vote your shares, you must follow the directions from your broker on how to change that vote.

Q:
Are stockholders entitled to appraisal rights in relation to any of the proposals?

A:
In a triangular merger such as this, Paligent itself is not affected; therefore, no appraisal rights are warranted for this transaction.

PROPOSAL 1—APPROVAL OF THE MERGER WITH IFL

THE MERGER

BACKGROUND OF THE MERGER

        In early June 2005, IFL contacted Richard Kurtz seeking investment capital. At the time, IFL was a development stage venture seeking to establish itself as a professional mixed martial arts sports league. Shortly thereafter, Mr. Kurtz contacted Mr. Bucci, Paligent's chief executive officer and director, informed him of the business opportunity and discussed with Mr. Bucci the potential for a business combination involving IFL and Paligent.

        On June 9, 2005, Paligent met with IFL's principals to discuss terms of a potential merger. Shortly after this meeting, Paligent commenced preliminary due diligence, including the evaluation of IFL's business objectives and capital requirements. On June 16, 2005 Mr. Kurtz advanced $25,000 to IFL to help defray start-up costs. On July 1, 2005, Paligent again met with IFL to discuss its findings. At that time, Paligent informed IFL that it had determined not to proceed with a merger with IFL primarily due to IFL's need to execute the initial stages of its business strategy.

        In January 2006, IFL contacted Mr. Kurtz in connection with its private offering of IFL preferred stock. At that time, Mr. Kurtz converted his earlier $25,000 advance to IFL into 111,111 shares of IFL Series A Preferred Stock.

        In early April 2006, IFL contacted Mr. Kurtz to inform him that IFL's first event was going to be held later that month. During his conversation with IFL, Mr. Kurtz received an update on IFL's progress and shortly thereafter, conveyed this information to Mr. Bucci. Mr. Kurtz indicated to Mr. Bucci that IFL had made significant progress in establishing its core business operations, had raised $1.5 million in its initial preferred stock offering, had scheduled a series of events for the second quarter of 2006 and had secured a broadcasting contract with a national sports network. Based on the progress that IFL made since the last meeting between the parties on July 1, 2005, Paligent determined to revisit the potential for a business combination with IFL.

        On April 20, 2006, Paligent met with IFL at which time IFL provided a comprehensive update of its progress, including details relating to IFL's scheduled events and sponsorships. At this meeting, Mr. Kurtz indicated his willingness to purchase shares of IFL's preferred stock subject to an agreement among Paligent, IFL and Mr. Kurtz setting forth terms of a proposed merger between Paligent and IFL.

        On April 21, 2006, Paligent and IFL reconvened to discuss terms of a proposed merger.

        The parties discussed the value that IFL placed on Paligent's status as a public company and the possibility of a reverse merger to allow IFL to become a public company without incurring the expenses associated with an initial public offering. The parties also discussed IFL's business plans and Paligent's capital structure. The companies then consulted with their respective financial, legal and tax advisors regarding the financial terms and structure of a proposed reverse merger. Thereafter, the principals of Paligent and IFL agreed to terms pursuant to which Paligent would act as the publicly traded company to effectuate the Merger.

        On April 25, 2006, Paligent entered into a Letter Agreement (the "Agreement") with IFL and Mr. Kurtz. The Agreement set forth the proposed terms of the merger in which Paligent would acquire 100% of the issued and outstanding common and preferred stock of IFL in exchange for shares of Paligent common stock, which, upon issuance, would be equal to 95% of the issued and outstanding shares of common stock of Paligent. The Agreement provided that Mr. Kurtz would then immediately purchase preferred stock of IFL, which would ultimately be converted into Paligent common stock if the merger was consummated. The Agreement also provides that, upon consummation of the transaction, Mr. Kurtz will convert the promissory note issued by Paligent to him into shares of common stock of Paligent.

        On April 28, 2006, Paligent filed a current report on Form 8-K reporting the execution of the Agreement.

        During April and May 2006, Paligent continued its due diligence review of IFL and discussions regarding the structure of the transaction took place between Paligent and IFL.

        On May 4, 2006, Paligent issued a press release announcing the execution of the Agreement.

        On June 30, 2006, counsel to Paligent provided its first draft of the Agreement and Plan of Merger (the "Merger Agreement") to counsel to IFL.

        On July 14, 2006, counsel to IFL provided comments to the Merger Agreement to counsel to Paligent.

        On July 20, 2006, counsel to Paligent distributed a revised draft of the Merger Agreement to IFL and its counsel, together with certain ancillary documents. Various discussions among the parties and their counsel took place over the succeeding weeks regarding certain issues that required resolution.

        On July 27, 2006, counsel to IFL provided a revised draft of the Merger Agreement to counsel to Paligent.

        On August 16, 2006, counsel to IFL provided revised drafts of the Merger Agreement and certain ancillary documents.

        On August 17, 2006, counsel to Paligent distributed revised drafts of the Merger Agreement and the other ancillary documents. During the succeeding period, the parties discussed certain outstanding issues in respect of the Merger Agreement.

        During the course of the due diligence and negotiation process, the parties also determined that a reverse stock split would assist in making shares of our common stock more valuable Merger consideration for the IFL stockholders, increasing the likely success of the transaction.

        On August 22, 2006, the Board of Directors of Paligent met to discuss the Merger Agreement. Counsel to Paligent reviewed for the Board of Directors certain of the terms of the Merger Agreement and the ancillary documents. Upon discussion and deliberation, the Board of Directors approved Paligent's execution and delivery of the Merger Agreement.

        On August 25, 2006, the parties signed the definitive Merger Agreement.

        On August 31, 2006, Paligent filed a current report on Form 8-K reporting the execution of the Merger Agreement and the issuance of a press release announcing the execution of the Merger Agreement.

        On September 29, 2006, the parties amended the Merger Agreement to reflect certain clarifying amendments.

        On October 4, 2006, Paligent filed a preliminary proxy statement with the SEC.

        On October 23, 2006, the Board of Directors of Paligent met to set the Record Date and the special meeting date.

        Other than the foregoing, there were no other negotiations or prior transactions or contracts between Paligent and IFL.

PALIGENT'S REASONS FOR THE MERGER

        We believe that the merger offers stockholders of the Company an opportunity to increase the value of their stock inasmuch as their ongoing investment would be in an operating company. In approving the Merger Agreement and recommending that all holders of Shares vote their shares in favor of the merger, the Board considered a number of positive factors, including:

  •
  the emergence of mixed martial arts as an emerging genre of competitive sport;

  •
  IFL's success in establishing a unique league structure made up of individual teams comprised of five athletes;

  •
  IFL's ability to obtain sponsors for its events;

  •
  IFL's successful staging of events in premier venues;

  •
  network broadcasting of IFL events;

  •
  appeal of mixed martial arts within targeted demographic groups; and

  •
  the ability of Paligent to secure investor capital and financing for expansion of IFL's business.

        The Board also considered the following negative factors:

  •
  the historical, current and prospective financial condition, results of operations and cash flows of Paligent, taking into account Paligent's current lack of an operating business;

  •
  Paligent's dependency on financing from its principal stockholder to meet operating costs and the lack of a commitment from such stockholder that such financing will continue; and

  •
  the likelihood that potential alternative transactions will be available to Paligent or, if available, that such alternative transactions would be acceptable to Paligent.

STRUCTURE OF THE MERGER

Overview

        Just prior to the closing of the Merger:

  •
  Paligent will effectuate the Stock Split; and

  •
  shares of preferred stock of IFL will be converted into common stock of IFL.

        At the effective time of the Merger:

  •
  Paligent will merge the Merger Sub with and into IFL and the separate corporate existence of the Merger Sub shall cease;

  •
  Paligent will assume all outstanding options to purchase shares of IFL common stock on substantially the same terms and conditions as previously issued by IFL;

  •
  following the close of the Merger, Paligent also will change its name to "International Fight League, Inc."; and

  •
  the five directors elected at the special meeting will manage the combined company.

        As a result of the Merger, the former IFL stockholders will be holders of our common stock, and IFL optionholders will become holders of options to acquire shares of our common stock.

        The Merger will not be effective until proposal 1 is approved by stockholders holding a majority of shares of our common stock issued and outstanding and stockholders holding a majority of the shares of our common stock voting at the special meeting other than Richard J. Kurtz and his affiliates, proposals 2 and 4 are approved by stockholders holding a majority of shares of our common stock issued and outstanding, proposal 3 is approved by stockholders holding a majority of shares voting at the special meeting and proposal 5 is approved by an affirmative vote of a plurality of votes cast at the special meeting, either in person or by proxy. Mr. Kurtz and certain members of his family have agreed to vote in favor of the proposals. If the proposals receive the approval necessary and the parties meet all other conditions to the closing of the Merger, then the Merger will occur and individual Paligent stockholders will not be able to decline to participate. Each of the Stock Split, the New Plan, the Name Change and the Election is contingent upon the approval of the Merger.

        We will issue the shares pursuant to the Merger in reliance on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Reliance on Rule 506 requires that there be no more than 35 non-accredited purchasers of securities from the issuer in the offering. IFL has represented to us that all of its stockholders are "accredited investors" as defined in Rule 501(a) of Regulation D. IFL also has represented that there has been no advertising or general solicitation in connection with this transaction and that IFL is not aware of any other facts which would prevent the availability of an exemption from the registration requirements of federal and state securities laws.

The Merger Agreement

Conditions to Close

        Our obligation to effectuate the transactions contemplated by the Merger Agreement, which we refer to as the Closing, will not take place until our stockholders vote to approve the Merger and the related proposals upon which the Merger is contingent, and the parties satisfy, or waive, where allowable, the other conditions listed in the Merger Agreement. These closing conditions include, but are not limited to, the following:

  •
  The Merger Agreement shall have been duly adopted by the holders of (i) a majority of the voting power of the shares of our common stock, (ii) a majority of the voting power of the shares of our common stock voting at the special meeting that are not beneficially owned by Richard J. Kurtz or his affiliates, and (iii) a majority of the voting power of the shares of IFL Common Stock, on an as-converted basis.

  •
  No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, execution order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Merger or any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable commercial efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

  •
  The representations and warranties of the parties to the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and as of the consummation of the Merger.

  •
  Both parties shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by it under the Merger Agreement at or prior to the consummation of the Merger.

  •
  All consents and approvals required to be obtained, shall have been obtained from third parties or governmental and regulatory authorities.

Termination of the Merger Agreement

        The Merger Agreement may be terminated at any time prior to the Closing, whether before or after approval by the Paligent stockholders of the matters presented in the Proxy Statement, by Paligent or IFL as set forth below:

  •
  by mutual consent of the boards of directors of Paligent and IFL; or

  •
  by Paligent upon written notice to IFL, if: (A) any condition to the obligation of Paligent to close contained in the Merger Agreement has not been satisfied by the twelve (12) month anniversary of the Merger Agreement (unless such failure is the result of Paligent's breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement) or (B) the Paligent stockholders who are not Affiliates of Paligent or Kurtz do not approve the Merger; or

  •
  by IFL upon written notice to Paligent, if: (A) any condition to the obligation of IFL to close contained in the Merger Agreement has not been satisfied by the the twelve (12) month anniversary of the Merger Agreement (unless such failure is the result of IFL's breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement); or (B) the board of directors of Paligent fails to make or withdraws or modifies or changes the recommendation to approve the Merger, the Merger Agreement and the transactions contemplated hereby; or

  •
  by Paligent if the board of directors of Paligent determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate the Merger Agreement would constitute a breach of the fiduciary duties of the Paligent board of directors to the Paligent stockholders under applicable law; or

  •
  by IFL if the board of directors of IFL determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate the Merger Agreement would constitute a breach of the fiduciary duties of the IFL board of directors to the IFL stockholders under applicable law.

No Solicitation

        Neither IFL nor Paligent is permitted to, and they are not permitted to authorize or permit any of their respective officers, directors or employees or Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by it to, solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any takeover proposal, or negotiate with respect to, agree to or endorse any Takeover Proposal (as defined in the Merger Agreement). IFL agrees to promptly advise Paligent and Paligent agrees to promptly advise IFL, as the case may be, orally and in writing of any such inquiries or proposals and agrees to also promptly advise Paligent or IFL, as the case may be, of any developments or changes regarding such inquiries or proposals. IFL and Paligent agree not to release (by waiver or otherwise) any third party from the provisions of any confidentiality or standstill agreement to which IFL or Paligent is a party.

Representations and Warranties

        The Merger Agreement contains various representations and warranties of Paligent, Merger Sub, and IFL. Paligent and Merger Sub, represent and warrant to IFL as to, among other things organization, capitalization, authority and enforceability, SEC documents, financial statements, liabilities or claims, tax matters, broker's fees, subsidiaries, registration rights, option and benefit plans, and absence of certain adverse changes. IFL represents and warrants to Paligent and Merger Sub, as to, among other things organization, capitalization, authority and enforceability, financial statements, liabilities or claims, tax matters, intellectual property, and absence of certain adverse changes.

Regulatory Approvals

        We are not aware of any federal or state regulatory requirements that we must comply with or approvals that we must obtain to consummate the transactions, other than:

  •
  filing of this proxy statement with and completion of review, if any, by the SEC;

  •
  filing of the certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware in relation to the Stock Split;

  •
  filing of the Certificate of Merger with the Secretary of State of the State of Delaware to effect the Merger; and

  •
  filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Name Change.

        If any additional approvals or filings are required, we will use our commercially reasonable efforts to obtain those approvals and make any required filings before completing the Merger.

        Although as a business combination the Merger is generally subject to antitrust laws, we do not presently believe the Merger to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act, which prevents transactions meeting certain size tests, and not otherwise exempt, from being completed until required information and materials are furnished to the Antitrust Division of the DOJ and the FTC and the related waiting period expires or is terminated early. We do not believe the proposed Merger meets the threshold assets or values for reporting. Although it is not anticipated that circumstances will change in such a way that prior to closing HSR filings would be required, it is possible that a change could occur and thereby trigger filing requirements. If that were to occur, the parties would, at that time, be required to file notifications with the DOJ and the FTC and wait for the termination or expiration of the waiting period before closing the transaction.

        The initial waiting period under the HSR Act is 30 days, beginning on the date that both parties complete their filings. The waiting period can be terminated early by action of both the Antitrust Division of the DOJ and by the FTC. Either agency can extend the waiting period by issuing a Request for Additional Information or second request. Such a request extends the waiting period until 30 days after each of the parties has substantially complied with the second request. Whether or not the parties are subject to the notice and waiting period requirements of the HSR Act, and if so, even if the waiting period has been terminated or expired, the DOJ or the FTC, as well as other regulatory agencies or state government or private person, may challenge the transaction at any time before or after its completion. The parties cannot assure you that the DOJ or the FTC will refrain from trying to prevent the transaction or seeking to impose restrictions or conditions on Paligent as a condition of not challenging the transaction. Depending on the nature of any restrictions or conditions, these restrictions or conditions may jeopardize or delay completion of the transaction, or lessen the anticipated benefits of the transaction. No filings have been made or are presently contemplated with the U.S. Department of Justice, or the "DOJ," and the U.S. Federal Trade Commission, or the "FTC," in relation to the Merger. Nevertheless, either the DOJ or the FTC, or another regulatory agency or government, state or private person, may challenge the transaction at any time before or after completion.

Interests of Our Directors, Officers and Certain Stockholders

        In considering the recommendation of our board of directors that stockholders vote in favor of the Merger and the resulting change of control of Paligent, stockholders should be aware that Richard J. Kurtz, a director and Paligent's principal stockholder has interests in the transaction that are different from, or in addition to, the interests shared by all other stockholders. Richard J. Kurtz and members of his family own 17,696,571 shares of Paligent common stock and 4,555,555 shares of IFL Series A Preferred Stock. In addition, Mr. Kurtz will receive at least 1,627,500 shares of Paligent common stock upon consummation of the merger in lieu of repayment of certain portions of loans outstanding.

        Mr. Bucci does not own any capital stock in IFL or have any interest in IFL. Mr. Bucci presently holds 325,000 currently exercisable options to purchase shares of Paligent common stock.

        Our board of directors was aware of these interests and considered them, among other factors, in evaluating the fairness of the transaction to our stockholders as a whole. It is for this reason that our board of directors determined to seek approval of our stockholders who are not affiliated with Mr. Kurtz.

Accounting Treatment

        After the Merger, IFL's stockholders will own approximately 95% of the fully diluted share capital of Paligent after the acquisition but before issuance to Richard J. Kurtz of additional shares upon his contribution of certain indebtedness, and as a result, IFL shall be treated as the acquiring company for accounting purposes. The Merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with U.S. GAAP. Reported historical financial condition and results of operations of the combined group shown for comparative purposes in periodic filings subsequent to the completion of the transaction will reflect IFL's operations only.

        The transaction will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations." Under the purchase method of accounting, the total estimated purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed in connection with the Merger, based on their estimated fair values as of the completion of the Merger, taking into account the intended issuance of Paligent's remaining assets and the settlement of its outstanding liabilities upon consummation of the Merger. A final determination of any estimated fair values, which cannot be made prior to the completion of the Merger, will be based on the actual net tangible assets of Paligent that exist as of the date of completion of the Merger. The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of Paligent that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group.

Material Federal Income Tax Consequences of the Merger for Paligent and Paligent Stockholders

        The following is a summary of certain material United States federal income tax consequences that are expected to apply to our stockholders resulting from the Merger. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended ("the Code"), treasury regulations promulgated under the Code, Internal Revenue Service ("IRS"), rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. Any change could affect the accuracy of the statements and conclusions discussed below and the tax consequences of the merger.

        We have not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts.

        As a stockholder of Paligent, you will not exchange or surrender your stock in the Merger or receive any separate consideration. Accordingly, you should not recognize gain or loss as a result of the Merger. The Merger is also expected to qualify as a tax-free transaction to Paligent under the provisions of Section 1032 of the Code as an issuance of stock in exchange for property (i.e., the stock of IFL).

        WE INTEND THIS DISCUSSION TO PROVIDE ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. WE DO NOT INTEND THAT IT BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, WE DO NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT UPON, INDIVIDUAL CIRCUMSTANCES. MOREOVER, WE DO NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, WE STRONGLY URGE YOU TO CONSULT YOUR TAX ADVISOR TO DETERMINE YOUR PARTICULAR U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES RESULTING FROM THE MERGER, WITH RESPECT TO YOUR INDIVIDUAL CIRCUMSTANCES.

Appraisal Rights

        Our stockholders are not entitled to appraisal rights in connection with the Merger.

Vote Required

        To be approved, proposal 1, approval of the Merger, must receive a "For" vote from the stockholders holding a majority of shares of common stock outstanding and entitled to vote on the proposal and the majority of shares not owned by Richard J. Kurtz or his affiliates ("majority of the minority") on the record date voting at the special meeting. If a Paligent stockholder "Abstains" from voting, it will have the same effect as an "Against" vote. Broker non-votes will be counted as votes "Against" with respect to the majority of the minority and abstentions and broker non-votes will not affect the outcome of the vote. As of the record date, there were 32,490,948 shares of Paligent common stock outstanding. Therefore, for the majority requirements, stockholders holding at least 16,245,475 shares of common stock must vote "For" the Merger. In addition, the majority of the minority requirement must be met. Our stockholders must vote to approve the other four proposals presented herein for the Merger to close. Richard J. Kurtz and certain members of his family have agreed to vote their shares in favor of the Merger, thus it is assured that there will be a quorum at the meeting and the Merger will receive the approval with respect to the majority.

        Your Board of Directors Recommends That You Vote "FOR" Proposal 1.

INFORMATION ABOUT IFL

IFL'S BUSINESS

Overview

        International Fight League, Inc., also known as IFL, is the world's first professional mixed martial arts sports league. IFL was founded in 2005 to organize, host and promote live and televised mixed martial arts sporting events and to benefit from the growing popularity of mixed martial arts in the United States and around the world. At the core of IFL's business are its eight mixed martial arts teams, which are comprised of some of the world's most highly regarded mixed martial arts athletes and coaches. IFL's mixed martial arts sporting events typically include two match-ups of two teams, with athletes competing in one-on-one matches according to weight division. These events create a foundation of television programming content that IFL currently distributes in the United States through an arrangement with Fox Sports Net, a national sports programming service. IFL earns revenue from live event ticket sales, sponsorships and promotions and licensing of IFL's intellectual property. IFL held its first two live events during the second quarter of 2006, the first period in which revenues were recognized, and its third and fourth live events took place in September 2006. During the first six months of 2006, IFL recognized a net loss of approximately $2.4 million.

        Mixed martial arts, commonly known as MMA, is a sport that is growing in popularity around the world. In MMA matches, athletes combine a variety of fighting styles, such as boxing, judo, jiu jitsu, karate, kickboxing, tae kwon do and/or wrestling, in each fight. Typically, MMA sporting events are promoted either as championship matches or as vehicles for well-known individual athletes. Professional MMA competition conduct is regulated primarily by rules implemented by state athletic commissions and is currently sanctioned in 22 states.

        We believe IFL is unique in that it is the world's first professional MMA sports league where individual athletes are members of teams. Each team consists of a highly regarded coach and five athletes. Athletes compete according to weight divisions (lightweight, welterweight, middleweight, light heavyweight, and heavyweight). At the end of an event, the team with the most winning individual matches out of the five weight division matches wins the competition. At the end of the season, the teams with the best records compete in a semi-final match and, ultimately, a championship match. IFL will launch its first full season in 2007, which will consist of a six-month regular season and a two-month post-season.

        IFL's management believes that the league and team approach to mixed martial arts gives IFL a substantial competitive advantage in that the organization is not dependent on a single athlete's success and has the ability to build the popularity of individual athletes as well as its teams and the league in general.

        IFL's operations are centered on the following three business segments:

  •
  Live and Televised Entertainment, which consists of live events in arenas and free distribution of its content on basic cable television.

  •
  Sponsorships and Promotions, which consists of sponsorships for live events and televised productions and related promotion opportunities.

  •
  Branded Merchandise, which consists of licensing and marketing of IFL's intellectual property.

        IFL was organized as a New Jersey limited liability company in 2005 and reincorporated as a Delaware corporation in January 2006. IFL's principal office is located at 424 W. 33rd Street, Suite 650, New York, NY 10001 and its telephone number is (212) 356-4000. IFL maintains an Internet website at www.ifl.tv. This website, and the information contained therein, is not a part of this proxy statement.

Strategy

        IFL's objective is to use its MMA league and team business model to become a leader in the creation, production and promotion of live and televised MMA sporting events and to leverage its content and brands around the world. Some of the key elements of IFL's strategy are to:

  •
  produce high quality live events, branded programming and consumer products for distribution;

  •
  expand existing television distribution relationships and develop broader distribution arrangements for branded programming worldwide;

  •
  increase the licensing and direct sale of IFL branded products through distribution channels;

  •
  grow Internet operations to further promote the IFL brand and to develop additional sources of revenue; and

  •
  form strategic relationships with other sports, media, and entertainment companies to further promote the IFL brand and products.

Market Opportunity

Mixed Martial Arts

        MMA is a sport that is growing in popularity in the United States and around the world. MMA events were broadcast for the first time on free cable television in 2004 and now attract just under three million viewers per week. Spike TV, a cable television broadcaster, is currently broadcasting the fourth season of a popular reality television program, "The Ultimate Fighter," based on MMA competitions. In addition, it is our understanding that competing MMA promoters continue to grow their pay-per-view audience for their MMA events as well as their presence on broadcast and basic cable television. In Japan, live MMA sporting events promoted by competitors routinely sell thousands of seats, are broadcast on major Japanese television networks and appear on pay-per-view throughout the rest of the world.

        Typically, MMA sporting events are promoted either as championship matches or as vehicles for well known individual fighters. Athletes combine a variety of fighting styles, such as boxing, judo, jiu jitsu, karate, kickboxing, tae kwon do and/or wrestling, in each fight. Professional MMA competition conduct is regulated primarily by rules implemented by state athletic commissions (similar to the rules regulating boxing matches) and MMA competition is currently sanctioned in 22 states. Athletes win individual fights by knockout, technical knockout (referee or doctor stoppage), submission, or judges' decision. Scoring for a judges' decision is conducted by a panel of three judges provided by the relevant state athletic commission, using a ten-point system similar to the scoring system used in boxing. Referees attending fights are also provided by the relevant state athletic commission and are qualified to referee at a MMA competition. During fights, which typically consist of three four-minute rounds, referees strictly enforce the rules of conduct for the relevant state's athletic commission and those required by the organization promoting the fight.

        To foster athlete safety and a broader acceptance of the sport, IFL has established its own rules of conduct. Some of IFL's rules of conduct are more stringent than those mandated by state athletic commissions, including bans on certain dangerous moves (such as elbow-strikes to an opponent's head) and requiring that all fights take place in an over-sized five-rope boxing ring, rather than in a cage, which is typical for competitors' MMA sporting events.

The IFL Concept

        IFL is the world's first professional MMA sports league. IFL was founded in 2005 to organize, host and promote live and televised mixed martial arts sporting events and to benefit from the growing popularity of mixed martial arts in the United States and around the world. Using its unique league and team concept, IFL believes that it is positioned to rapidly become a market leader in the MMA industry. IFL believes that its league and team approach to mixed martial arts will give it a substantial competitive advantage in that the organization will not be dependent on a single athlete's success and has the ability to build the popularity of individual athletes as well as teams and the league in general. In addition, by establishing teams and holding scheduled events on a seasonal basis, IFL expects to gain substantial sponsorship, promotion and marketing opportunities as it develops its market presence and brand awareness.

        IFL operates eight MMA teams, has held four live MMA sporting events, and is currently hosting a four-event tournament called "The World Team Championship." Beginning in 2007, IFL intends to have a total of twelve teams, and to hold its first full season made up of a six-month regular season with a two-month post-season, including semi-final and championship matches. IFL's live events and television programming are directed at 18-49 year old males, with a core target audience of 18-34 year old males.

        In addition to being the world's first professional MMA sports league, we believe that IFL's operations are unique compared to those of other MMA event promoters in many ways, including:

  •
  sporting events are held in a ring (not in a cage), which IFL believes to be the most conducive environment for the athletes, fans and television production;

  •
  each team is owned by IFL and has a set annual operating budget;

  •
  day-to-day team operations are managed by the team coaches, who handpick and assemble their teams; and

  •
  a performance bonus system for athletes and coaches offering both individual and team incentives.

        To date, IFL has formed the following ten teams:

  •
  Anacondas, based in Los Angeles and coached by Bas Rutten

  •
  Dragons, based in Toronto and coached by Carlos Newton

  •
  Pitbulls, based in New York City and coached by Renzo Gracie

  •
  Razorclaws, based in San Jose and coached by Frank Shamrock

  •
  Sabers, based in Tokyo and coached by Antonio Inoki

  •
  Silverbacks, based in the Quad Cities (Davenport and Bettendorf, IA and Moline and Rock Island, IL) and coached by Pat Miletich

  •
  Tigersharks, based in Seattle and coached by Maurice Smith

  •
  Wolfpack, based in Portland, Oregon and coached by Matt Lindland

  •
  Scorpions, based in Arizona and coached by Don Frye

  •
  Condors, based in Southern California and coached by Marco Ruas

        Each team is comprised of five athletes, consisting of lightweight, welterweight, middleweight, light heavyweight and heavyweight athletes. Each team has its own uniforms, logos, and team colors. IFL has recruited a number of MMA champions to serve as athletes and coaches for its teams. All IFL coaches and athletes are under exclusive contracts with IFL.

Live and Televised Entertainment

        Live events are the cornerstone of IFL's business, and provide content for its television programming in the United States through Fox Sports Net, a national sports programming service, and in Canada through Rogers Sports Network. Each live event is a high-quality production, incorporating original music scores, computer-generated graphics, specialized lighting and in-arena large video screens. Production costs for MMA sporting events, including equipment, insurance, temporary personnel and other live event-specific costs, constitute IFL's largest expense item, contributing an expense of approximately $1.3 million for the first six-months of 2006.

        Live Events.    IFL hosted its first tournament called "The Legends Championship" with two live events in April and June 2006 at the Trump Taj Mahal Hotel & Casino in Atlantic City, New Jersey. These events were promoted through a variety of media outlets, including television, radio, print, the Internet and local grass roots marketing efforts. During the first six-months of 2006, during which IFL hosted the Legends Championship, IFL recognized approximately $127,000 of income from box office receipts for live events.

        In September 2006, IFL launched a four-event live tournament, "The World Team Championship," with live events in Portland, Oregon, Moline, Illinois and Uncasville, Connecticut.

        IFL expects to launch its first full regular season of MMA sporting events in early 2007. IFL intends to have a total of twelve teams, and to hold a six-month regular season, with a two-month post-season, including semi-final and championship matches. During the regular season, IFL anticipates that there will be nine live MMA sporting events, with each team competing three times. The teams with the best records will continue to compete in the post season-semi-final and, ultimately, the championship match.

        At the end of the 2007 season, IFL expects to host additional live events featuring IFL's standout athletes and all-stars.

        Over time, IFL expects to grow the league by adding more teams, which will take part in IFL's full season, and to host live events outside the United States.

        Television Programming.    IFL produces and owns its television programming and video library. The primary television outlet for IFL's programming is Fox Sports Net, a national sports programming service that is available to over 80 million households across the United States. For the six-months ended June 30, 2006, during which period the Legends Championship was broadcast, IFL treated its arrangement with Fox Sports Net as a barter transaction, recognizing an estimated $375,000 in television rights revenues and charging an estimated $375,000 as a cost of revenues.

        Under its current television rights agreements, which cover the broadcasts of "The World Team Championship" and "The Legends Championship" and expire in December 2007 and June 2007, respectively, Fox Sports Net has agreed to broadcast ten hours of original MMA programming. The broadcasts will include six one-hour broadcasts, a two-hour season championship finale broadcast and a two-hour Best Damn Sports Show Special broadcast during prime-time. IFL is currently negotiating a television rights agreement for its 2007 season of MMA events.

        IFL believes that the wide exposure the league gains from free television distribution through Fox Sports Net, particularly among its target audience of 18-49 year old males, will greatly increase IFL's popularity, the recognition of the league and its athletes, and will serve to enhance sales of tickets and branded products.

        International.    IFL intends to expand into international markets by securing contracts with local terrestrial, cable and satellite television providers in as many countries as it is able, and by providing its content in local languages. Because of the growing popularity of mixed martial arts worldwide, IFL expects to be able to secure new television distribution agreements throughout the world. In Canada, IFL programming is distributed by the Rogers Sports Network through an arrangement it has with Fox Sports Net.

        Pay-Per-View Television Programming.    IFL believes that pay-per-view television distribution is a potential source of significant additional revenue. Although IFL is currently pursuing a model through which its programming is distributed at no additional fee through basic cable television broadcasting, management may choose to distribute certain live events through pay-per-view television outlets in the future.

Sponsorships and Promotions

        IFL sells sponsorships and promotion opportunities to companies seeking to reach IFL's core target audience of 18-34 year old males. Under its current contracts, securing commercial advertisers for the television broadcast of IFL programming is the sales responsibility of the broadcaster. For the six months ended June 30, 2006, during which IFL hosted its first two live events, IFL recognized revenues of approximately $234,000 from sponsorships and promotions.

        Although to date, sponsorships and promotions have been sold on a tournament-by-tournament basis, beginning in October 2006, IFL will begin selling these opportunities for the entire 2007 season as an overall sponsorship/promotion package.

        Sponsorships.    Sponsorships include, among other things, the opportunity to display corporate brand names at IFL live events and on televised broadcasts. The most highly sought after sponsorship opportunities include painted brands/logos on the fighting canvas in the ring, billboards in the arena and on the television broadcast, the time clock, "tale of the tape," website banners and advertisements in the event program guide. For past IFL events, sponsors have included, among others, Microsoft Corporation's Xbox, the Coca Cola Corporation's Vault Energy Drink, the Suzuki Motor Corporation, Fairtex Inc. and Full Contact Fighter, Inc. Sponsors pay a fee based upon the position of their advertising media and the exposure it will receive during a live event and on television broadcasts.

        Promotions.    Promotions are opportunities to tie an advertiser's brand in with IFL, its teams or events. Promotion opportunities include product placement and brand associations. At past IFL events, the Suzuki Motor Corporation conducted an ATV give-away and Dale and Thomas Popcorn promoted its popcorn products. Although to date, revenues for promotions have not been material, as the IFL brand grows, IFL expects to earn revenues by creating promotions with other companies and brands seeking to benefit from the popularity of IFL and the exposure received from appearing at IFL's live and televised events.

Branded Merchandise

        Licensing.    IFL expects that licensing will become one of the larger segments of its business and intends to license IFL and team names, logos and copyrighted works on a variety of retail products. IFL currently offers a line of branded apparel and, as the IFL brand grows, it intends to expand its licensing efforts through a more comprehensive licensing program. To date, revenues from branded merchandise have not been material. In the future IFL expects that its largest categories for licensing will be video games, apparel and sportswear.

        IFL has licensed the IFL brand, team marks and logos to Full Contact Fighter, Inc., a leading manufacturer of high quality professional fighting gear, on a non-exclusive basis. Full Contact Fighter will design, produce, and sell branded fighting jerseys, fighting shorts, t-shirts, and hats that will to be sold at live events, through their catalog, at their online shop and on IFL's website. IFL earns a royalty for each item of IFL-branded merchandise that is sold.

        IFL has engaged 360ep, Inc., an entertainment property licensing, promotion and management company, to help generate opportunities to exploit all of IFL's team names, logos and copyrighted works. Under these arrangements, 360ep will help develop licensing opportunities for IFL and work with licensing partners to create retail promotions using the IFL's brands. IFL anticipates that it will receive initial licensing fees and royalty payments of 5% to 15% of the net proceeds from sales of licensed products, depending on the product type. 360ep will receive a percentage of the royalties and other fees that it generates for IFL.

        Home Video.    IFL expects to earn licensing fees and royalty payments by licensing its growing video library to third parties to develop, produce, manufacture, and sell DVDs for the home video market. Its video library includes proprietary material from IFL's live events, television broadcasts, special events and behind the scenes of live events. IFL does not currently have a contract in place covering production or distribution of home videos.

        www.ifl.tv.    IFL uses its website, www.ifl.tv, to create a community for its fans, to promote IFL brands, teams and fighters, to market and distribute its products and services and to create awareness for IFL live events and television broadcast schedule. Through www.ifl.tv, IFL fans are able to obtain the latest IFL news and information and experience archived video and audio clips of IFL athletes and media events. In the future, IFL may use its website for e-commerce.

Competition

        IFL is a growth stage company and is constantly working to increase its fan base. The MMA industry is also rapidly growing and evolving and IFL faces competition from other promoters of MMA sporting events, including Ultimate Fighting Championship, owned by Zuffa, LLC, the best known MMA promoter in the United States. For its live and television audiences, IFL faces competition from other professional and college sports as well as from other forms of live, filmed and televised entertainment and other leisure activities. IFL competes with entertainment companies, professional and college sports leagues and other makers of branded apparel and merchandise for the sale of its branded merchandise. Many companies with which IFL competes have much greater financial resources than are currently available to IFL.

Trademarks and Copyrights

        Intellectual property is material to all aspects of IFL's operations and IFL expends substantial cost and effort in an attempt to maintain and protect its intellectual property and to maintain its compliance with other parties' intellectual property. IFL has a portfolio of registered trademarks and service marks and maintains a catalog of copyrighted works, including copyrights to its television programming, and photographs.

        When necessary, IFL intends to enforce its intellectual property rights by, among other things, searching the Internet to detect unauthorized use of its intellectual property, seizing goods that feature unauthorized use of its intellectual property and seeking restraining orders and/or damages in court against individuals or entities infringing upon IFL's intellectual property rights. IFL's failure to curtail piracy, infringement or other unauthorized use of its intellectual property rights effectively could adversely affect its operating results.

Insurance

        IFL currently has three general liability insurance policies: one for the New York office, one for the Nevada office and a special events policy for MMA events. For each event hosted to date, IFL has purchased event-specific insurance that met or exceeded the requirements of the relevant state athletic commissions.

Offices

        IFL's current principal office is in New York City. It formerly shared office space with an affiliated company; however, no rent was charged to IFL in connection with this arrangement.

        In August 2006, IFL signed a four-year office lease for a new headquarters in New York City which it intends to occupy in October 2006.

        IFL has a one-year lease for an office in Las Vegas, Nevada, expiring in January 2007.

Regulation

Live Events

        In various states in the United States and some foreign jurisdictions, athletic commissions and other applicable regulatory agencies require IFL to obtain licenses for promoters, medical clearances and/or other permits or licenses for fighters and/or permits for events in order to promote and conduct live events. If IFL fails to comply with the regulations of a particular jurisdiction, it may be prohibited from promoting and conducting live events in that jurisdiction. The inability to present live events could lead to a decline in the various revenue streams IFL generates from live events, which could adversely affect IFL's operating results.

Television Programming

        The production and distribution of television programming by independent producers is not directly regulated by the federal or state governments, but the marketplace for television programming in the United States is substantially affected by government regulations applicable to, as well as social and political influences on, television stations, television networks and cable and satellite television systems and channels. IFL voluntarily designates the suitability of its television programming using standard industry practices. A number of governmental and private sector initiatives relating to the content of media programming have been announced. Changes in governmental policy and private sector perceptions could further restrict IFL's program content and adversely affect its viewership levels and operating results.

Employees

        As of September 1, 2006, IFL had 18 employees. IFL believes that its relationships with its employees are generally good. None of IFL's employees is represented by a union.

Litigation

        From time to time, IFL may be involved in litigation relating to claims arising out of its operations in the normal course of business. As of the date of this proxy statement, IFL is not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to IFL, could have a material adverse effect on its business and operations.

        IFL, two of its officers and two IFL employees, have been named as defendants in a civil action filed in Clark County, Nevada by Zuffa, LLC seeking unspecified monetary, exemplary and injunctive relief. The complaint alleged that IFL and its officers and employees misappropriated the plaintiff's trade secrets and intentionally interfered with its business relationships. In October 2006, the action was settled and all claims and liabilities relating thereto were released.

BOARD OF DIRECTORS AND MANAGEMENT FOLLOWING THE MERGER

        Upon closing of the Merger, the following individuals shall become part of the board of directors and executive management of the combined group:

Name	Age	Position
Salvatore A. Bucci	51	Director, Chief Financial Officer, Executive Vice President and Treasurer
Richard J. Kurtz	66	Director
Michael Molnar	45	Director
Kurt Otto	36	Director and Secretary
Gareb Shamus	37	Director, Chief Executive Officer and President

Family Relationships

        There are no family relationships among the individuals comprising IFL's board of directors, management and other key personnel.

Board Committees

        Although IFL's board has not yet approved formal charters for or formally appointed members of any board subcommittees, it intends to form an Audit Committee and a Compensation Committee prior to the closing of the Merger.

Option Grants and Exercises Since Inception

        As of December 31, 2005, IFL had not issued any options, as executive compensation or otherwise, under any IFL plan. Since January 1, 2006, IFL has issued 1,865,000 options for shares of IFL common stock with an exercise price of $0.06 per share and had committed to issue an additional 100,000 and 230,000 options for shares of IFL common stock with an exercise price of $0.30 and $0.50 per share, respectively. All of the options issued by IFL have been issued pursuant to the IFL 2006 Equity Compensation Plan adopted by IFL's board of directors and stockholders in January 2006. Following the closing of the Merger described in this proxy, Paligent will assume all outstanding options to purchase shares of IFL common stock on substantially the same terms and conditions as previously issued by IFL.

RELATED PARTY TRANSACTIONS

Loans from Directors, Officers, IFL Stockholders and Affiliated Parties

        On August 1, 2006, IFL executed a promissory note with Mr. Kurtz pursuant to which IFL has received loan proceeds aggregating $3.0 million, as of October 25, 2006. The loans bear interest at 8% per annum and are repayable upon the earlier of (i) the first anniversary of the making of the first loan and (ii) the first funding of debt and/or equity capital subsequent to the transaction contemplated by the Letter Agreement that results in aggregate net cash proceeds to IFL of not less than $5 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

        International Fight League, Inc., also known as IFL, is the world's first professional mixed martial arts sports league. IFL was founded in 2005 to organize, host and promote live and televised mixed martial arts sporting events and to benefit from the growing popularity of mixed martial arts in the United States and around the world. At the core of IFL's business are its eight mixed martial arts teams, which are comprised of some of the world's most highly regarded mixed martial arts athletes and coaches. IFL's mixed martial arts sporting events typically include two match-ups of two teams, with athletes competing in one-on-one matches according to weight division. These events create a foundation of television programming content that IFL currently distributes in the United States through an arrangement with Fox Sports Net, a national sports programming service. IFL earns revenue from live event ticket sales, sponsorships and promotions and licensing of IFL's intellectual property.

        IFL's predecessor, International Fight League, LLC (the "LLC"), was organized on March 29, 2005 as a New Jersey limited liability company. On January 11, 2006, the LLC merged into IFL, whereupon the existence of the LLC ceased, and at which time members of the LLC received an aggregate of 18,000,000 shares of IFL common stock, par value $0.0001 per share, in exchange for their membership interests in the LLC.

        IFL operated as a development stage enterprise through March 31, 2006. On April 29 and June 3, 2006, IFL held its debut MMA sports event featuring its initial four teams. The event was broadcast in a series of three original taped telecasts in May and June 2006. IFL's next and current events are being held over four dates in the Fall of 2006, the first two of which were held on September 9 and 23, 2006.

        IFL has raised funds through shareholder loans and the issuance of preferred stock. Additionally, IFL has executed an Agreement and Plan of Merger dated as of August 25, 2006 with Paligent. This transaction is considered to be a capital transaction in substance rather than a business combination. The transaction is equivalent to the issuance of stock by IFL for the net monetary assets of Paligent, accompanied by a recapitalization. The transaction would be accounted for as a reverse acquisition of a "shell company" whereby IFL would be the accounting acquirer and Paligent would be the legal acquirer. In such transaction, no goodwill or other intangible assets would be recorded.

        Although IFL believes that the Merger will allow IFL access to broader financing alternatives, there can be no assurance that IFL will continue to obtain sufficient equity or debt financing on favorable terms, if at all. If IFL is unable to secure additional financing and/or achieve future profitable operations, its ability to fund its operations and implement its growth strategies will be impaired and its financial condition, results of operations and cash flows will be materially adversely affected.

        At June 30, 2006, IFL had a stockholders' deficit of $2.4 million. During the six months ended June 30, 2006, IFL incurred losses and negative operating cash flows of approximately $2.4 million and $1.9 million, respectively. During the third quarter of 2006, these trends have continued. These conditions raise substantial doubt about IFL's ability to continue as a going concern.

Results of Operations

        From inception to June 30, 2006, IFL has incurred costs and expenses significantly in excess of revenues. As IFL pursues its goals to increase revenues and control costs and maximize value to existing stockholders, IFL expects to incur additional losses.

        During 2005, IFL was a development stage company with insignificant operations. Accordingly, there are no meaningful comparative data upon which prior period comparisons can be made.

Three months ended June 30, 2006

        During the three and six months ended June 30, 2006, IFL incurred net losses of $1.8 million and $2.4 million, or $0.10 and $0.13 per common share, respectively.

        Revenues were $738,000, all of which were earned during the second quarter. Revenues were principally derived from events held on April 29 and June 3, 2006, including (i) television rights of $375,000 relating to IFL's agreement with National Sports Programming, owner and operator of Fox Sports Net, a national sports programming service ("FSN") for broadcasting IFL's Legends Championship events; (ii) box office receipts of $127,000, and (iii) $234,000 of advertising sponsorships. The agreement with FSN grants FSN exclusive rights to the Legends Championship events through December 31, 2006. In return, FSN agreed to broadcast the initial telecast and one repeat telecast of each series episode with a potential viewership of 50 million homes. The telecasts were aired during the six months ended June 30, 2006. This agreement provides that there shall be no payment of any distribution fee by IFL to FSN; however, IFL has estimated the value of the distribution fee (and associated television rights) to be $375,000 and has treated the transaction as a barter transaction in accordance with Accounting Principles Board Opinion No. 29, "Accounting for Non-Monetary Transactions" and EITF Issue 01-2, "Interpretations of APB No. 29," recognizing $375,000 in television rights revenue and a corresponding charge to cost of revenues of $375,000.

        During the three and six months ended June 30, 2006, costs of revenues were $2.0 million. During the three and six months ended June 30, 2006, costs of revenues relate to expenses directly associated with corresponding revenues, including (i) distribution fees of $375,000 relating to the FSN agreement; (ii) live event costs and advertising relating to event production of $1.3 million and $170,000, respectively; and (iii) sponsorship costs of $102,000. Components of live event costs includes $387,000 of talent costs, $522,000 of event travel and other event costs and $435,000 of television production costs.

        During the three and six months ended June 30, 2006, selling, general and administrative expenses were $505,000 and $1.1 million, respectively. The primary components of selling, general and administrative expenses for the three and six month periods, respectively, were professional fees of $119,000 and $457,000, payroll and benefits expenses of $174,000 and $282,000, travel and entertainment of $36,000 and $68,000 and website costs of $27,000 and $36,000. In addition, advertising expenses of $58,000 were recorded to selling, general and administrative expenses in the six months ended June 30, 2006. IFL also recorded a $100,000 charge to bad debt expense during the second quarter.

        Stock compensation expense of $16,000 and $25,000 recorded to the three and six month periods, respectively, relate to option grants under the IFL 2006 Equity Compensation Plan.

        Dividend expense relates to dividends accruing on the Series A Preferred Stock. For the three and six months ended June 30, 2006, dividend expense was $45,000 and $73,000, respectively.

        Interest income of $11,000 and $23,000 for the three and six months ended June 30, 2006 relates to earnings on available cash balances.

Liquidity and Capital Resources

        At June 30, 2006, IFL's cash and cash equivalents were $540,000, a decrease of $597,000 from the end of the prior year. During the six months ended June 30, 2006, IFL issued $2.5 million of Series A Preferred Stock, of which $1.3 million was received in cash and $1.2 million was issued in exchange for the conversion of investor advances, and used $1.9 million for operating activities.

        Since inception, IFL has incurred losses and has had capital and stockholders' deficits and limited cash to fund operations. Since June 30, 2006, IFL has received loans in the aggregate principal amount of $3.0 million from Richard Kurtz to fund operations. Mr. Kurtz is not obligated to continue providing loans to the combined group and may cease providing additional loans at any time. Because IFL expects that revenues from operations will continue to be insufficient to meet its capital needs, it is likely that it will be required to raise additional capital through equity or debt financings shortly after the closing of the Merger. The combined group cannot be certain that such capital will be available to it from Mr. Kurtz or from any other party or, if it is available, whether such capital will be available on terms that are acceptable to the combined group. Such financing would be dilutive to existing stockholders and could result in significant financial and operating covenants that would negatively impact the combined group's business. If the combined group is unable to raise sufficient additional capital on acceptable terms, the combined group will have insufficient funds to operate its business or pursue its planned growth.

        The lack of profitability and the uncertainty surrounding the possibility of future financing raise substantial doubt about the Company's ability to continue as a going concern.

Plan of Operation

Overview

        The Company's near and long-term operating strategy focuses on increasing revenues through additional live events, increased sponsorship revenues, sales of branded merchandise, increased television rights revenue while controlling costs to achieve profitable operations. IFL's objective is to use its MMA league and team business model to become a leader in the creation, production and promotion of live and televised MMA sporting events and to leverage its content and brands around the world. Some of the key elements of IFL's strategy are to:

  •
  produce high quality live events, branded programming and consumer products for distribution;

  •
  expand existing television distribution relationships and develop broader distribution arrangements for branded programming worldwide;

  •
  increase the licensing and direct sale of IFL branded products through distribution channels;

  •
  grow Internet operations to further promote the IFL brand and to develop additional sources of revenue; and

  •
  form strategic relationships with other sports, media, and entertainment companies to further promote the IFL brand and products.

Merger with a Public Company

        On August 25, 2006, IFL entered into the Merger Agreement with Paligent. Immediately prior to the effective time of the Merger, all shares of preferred stock of IFL will be converted into shares of common stock of IFL on a one-for-one basis. Pursuant to the terms of the Merger Agreement, upon satisfaction or waiver of the conditions contained therein, Paligent will acquire 100% of the issued and outstanding common stock of IFL, and the holders of IFL common stock will receive shares of common stock of Paligent which, upon their issuance, would be equal to 95% of the issued and outstanding shares of common stock of Paligent. In addition, in connection with the Merger, options to purchase shares of common stock of IFL outstanding prior to the Merger will be converted into options to purchase shares of common stock of Paligent on the same terms and conditions applicable to such options prior to the Merger, under a new equity incentive plan to be submitted for the approval of Paligent's stockholders together with the Merger.

        In connection with the Merger, Paligent has agreed, subject to stockholder approval, to effect, immediately prior to the Merger, a 1-for-20 reverse stock split of Paligent's common stock, such that the number of shares of common stock of Paligent outstanding following the Merger shall be approximately the number of shares of common stock of Paligent currently outstanding. Furthermore, following consummation of the Merger, Paligent has agreed to change its name to International Fight League, Inc.

Future Capital Requirements

        Since inception, IFL has incurred losses and has funded its operating deficits through proceeds of $2.5 million from the issuance of preferred stock and from loans aggregating $3.0 million from Richard Kurtz. Subsequent to the Merger, the combined group expects that revenues from operations will continue to be insufficient to meet its capital needs while it executes its operating strategy. The combined group estimates that it will require approximately $14 million in additional capital (excluding amounts required to repay indebtedness to Mr. Kurtz) before its cash flows from operations are sufficient to meet its anticipated cash outlays. In addition, the combined group will be obligated to repay amounts due to Mr. Kurtz under the promissory note upon the first funding of debt and/or equity capital subsequent to the Merger that results in aggregate net cash proceeds to the combined group of not less than $5 million. Mr. Kurtz is currently owed $3.0 million which amount is expected to increase to $4.0 to $4.5 million by the time of the consummation of the Merger.

        In order to meet funding of its cash requirements, the combined group anticipates that it will raise the required additional capital through equity or debt financings concurrently with or shortly after the closing of the Merger. The combined group cannot be certain that such capital will be available to it or, if it is available, whether such capital will be available on terms that are acceptable to the combined group. Such financing will be substantially dilutive to existing stockholders and could result in significant financial and operating covenants that would negatively impact the combined group's business. If the combined group is unable to raise sufficient additional capital on acceptable terms, the combined group will have insufficient funds to operate its business or pursue its planned growth.

Off-Balance Sheet Arrangements

        As of December 31, 2005, IFL had no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Property and Equipment—Property and equipment is stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization is computed on a straight-line basis over the estimated useful lives of the assets, varying from 3 to 5 years or, when applicable, the life of the lease, whichever is shorter.

        Long-Lived Assets—The Company complies with the accounting and reporting requirements of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company will periodically evaluate the carrying value of long-lived assets when events and circumstances warrant such a review. Long-lived assets will be written down if the evaluation determines that the fair value is less than the book amount.

        Cash and Cash Equivalents—Amounts reported include cash on deposit in overnight deposit accounts and investments in money market accounts.

        Accounts Receivable—Accounts receivable relates principally to sponsorship agreements. The Company evaluates the collectibility of accounts receivable and establishes allowances for the amount of receivables that are estimated to be uncollectible. Allowances are based on the length of time receivables are outstanding and the financial condition of individual customers.

        Income Taxes—The Company complies with SFAS No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

        Revenue Recognition—In accordance with the provisions of Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition", as amended by SAB 104, revenues are generally recognized when products are shipped or as services are performed. However, due to the nature of the Company's business, there are additional steps in the revenue recognition process, as described below:

  •
  Sponsorships: The Company follows the guidance of Emerging Issues Task Force ("EITF") Issue 00-21 "Revenue Arrangements with Multiple Deliverables," and assigns the total of sponsorship revenues to the various elements contained within a sponsorship package based on their relative fair values.

  •
  Licensing: Licensing revenues are recognized upon receipt of notice by the individual licensees as to license fees due. Licensing fees received in advances will be deferred and recognized as income when earned.

        Stock-Based Compensation—Accounting for stock options issued to employees follows the provisions of SFAS No. 123(R), "Share-Based Payment". This statement requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the reward.

        The Company uses the Black-Scholes option pricing model to measure the fair value of options granted to employees.

        Advertising Expense—In accordance with the provisions of Statement of Position ("SOP") No. 93-7, advertising costs are expensed as incurred, except for costs related to the development of a major commercial or media campaign which are expensed in the period in which the commercial or campaign is first presented.

        Fair Value of Financial Instruments—The fair value of the Company's assets and liabilities that qualify as financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," approximate their carrying amounts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth information regarding the beneficial ownership of the securities of Paligent prior to the Merger and the beneficial ownership of the combined company after consummation of the Merger, except as noted in the footnotes below, by:

  •
  Each person known to be the beneficial owner of 5% or more of the outstanding common stock of Paligent or IFL;

  •
  Each of the parties' executive officers;

  •
  Each of the parties' directors; and

  •
  All of the parties' respective executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options, warrants and/or convertible notes held by that person that are currently exercisable or convertible, as appropriate, or will become exercisable or convertible within 60 days of the reporting date are deemed outstanding, even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

OWNERSHIP OF PALIGENT PRIOR TO THE MERGER

        As of June 30, 2006, 32,490,948 shares of Paligent common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner	Beneficially Owned Pre-Merger		Percent of Class
Salvatore A. Bucci(1)	325,000	(2)	*
Richard J. Kurtz(1)	17,696,571	(3)	54.5
All executive officers and directors as a group (2 persons)	18,021,571		54.9	(4)

*
Indicates less than 1%

(1)
10 East 53rd Street, 33rd Floor, New York, NY 10022.

(2)
Represents shares issuable to Mr. Bucci upon the exercise of options currently exercisable.

(3)
Includes 1,392,324 shares owned by certain of Mr. Kurtz's adult children who together with Mr. Kurtz have agreed to vote their shares in favor of the proposals set forth in this Proxy Statement.

(4)
Includes 325,000 shares issuable to Mr. Bucci pursuant to options of Paligent exercisable by him.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, and the rules and regulations promulgated thereunder, requires our directors, executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based solely upon a review of such reports as of the date of this proxy statement, we believe that all our directors, executive officers and 10% stockholders are in compliance with the applicable Section 16(a) filing requirements.

OWNERSHIP FOLLOWING THE MERGER

        Upon completion of the Merger, the parties anticipate that there will be 34,124,448 shares of Paligent common stock issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table would have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner	Beneficially Owned Post-Merger		Percent of Class
Salvatore A. Bucci(1)	16,250	(4)	*
Richard J. Kurtz(1)	7,441,293	(5)	21.8
Michael Molnar(2)	735,736		2.2
Kurt Otto(2)	9,292,887		27.2
Gareb Shamus(2)	7,434,310		21.8
Keith Otto(3)	1,858,577		5.5
All executive officers and directors as a group (5 persons)	24,920,476	(6)	73.0

*
Indicates less than 1%

(1)
10 East 53rd Street, 33rd Floor, New York, NY 10022.

(2)
424 West 33rd Street, Suite 650, New York, NY 10001.

(3)
1 Old Saw Mill Road, Alpine, NJ 07620.

(4)
Represents shares issuable to Mr. Bucci pursuant to options of Paligent exercisable by him after giving effect to the Stock Split.

(5)
Includes 69,619 shares owned by certain of Mr. Kurtz's adult children who together with Mr. Kurtz have agreed to vote their shares in favor of the proposals set forth in this Proxy Statement.

(6)
Includes 16,250 shares issuable to Mr. Bucci pursuant to options of Paligent exercisable by him after giving effect to the Stock Split.

PROPOSAL 2—APPROVAL OF AMENDMENT TO PALIGENT'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF PALIGENT COMMON STOCK

Overview

        Our board of directors has approved, subject to stockholder approval, an amendment to Paligent's Certificate of Incorporation to effect a 1-for-20 reverse stock split whereby every 20 shares of common stock outstanding will be combined and reduced into one share of common stock. A copy of the proposed certificate of amendment is attached as Annex B to this proxy statement. You are urged to read the certificate of amendment carefully as it is the legal document that governs the amendment of Paligent's Certificate of Incorporation. Approval of this proposal is required to consummate the Merger.

        By approving this proposal, our stockholders will authorize our board of directors to file this amendment with the Secretary of State of the State of Delaware. The reverse stock split will become effective upon filing of the amendment. Although we are asking for stockholder approval of this proposal, if for any reason the Merger is not approved or it does not appear that the Merger will be consummated, this proposal will not be implemented.

Reasons for the Reverse Stock Split

        Our board of directors believes that a reverse stock split is desirable prior to the Merger in order to increase Paligent's common stock price in the near term to make its shares more desirable consideration to IFL's stockholders in the proposed transaction. Our board of directors also believes that the increased market price of our common stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock upon development of the combined group's business. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Our board of directors is hopeful that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Effects of the Reverse Stock Split

        After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of our common stock. However, the proposed reverse stock split will affect all of our existing stockholders uniformly and will not affect any stockholder's percentage ownership interest in Paligent, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split, other than as a result of the rounding of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split.

        Although the proposed reverse stock split by itself will not affect the rights of stockholders or any stockholder's proportionate equity interest in Paligent, subject to the treatment of fractional shares, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of our board of directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws.

        Currently, we are authorized to issue up to a total of 76,000,000 shares of capital stock, consisting of 1,000,000 shares of "blank check" preferred stock and 75,000,000 shares of common stock. The proposed amendment would not change the number of total authorized shares of our capital stock. Thus, immediately following the reverse stock split, the total number of authorized shares of capital stock would remain at 76,000,000, consisting of 1,000,000 shares of "blank check" preferred stock and 75,000,000 shares of common stock. The par value of common stock and preferred stock of the Company would remain unchanged at $.01 per share, as well. Based on the number of issued and outstanding shares of common stock as of the record date, October 24, 2006, a total of 42,509,052 shares of common stock would be authorized but unissued immediately prior to the reverse stock split, leaving approximately 73,375,453 shares of our common stock authorized and unissued after the reverse stock split, prior to giving effect to the shares of common stock to be issued, allocated or reserved for issuance in connection with the Merger, including the issuance of the Merger consideration or the New Plan.

        After the Stock Split and the closing of the Merger but prior to the issuance of additional shares to Mr. Kurtz upon his contribution of certain indebtedness, a total of up to 42,503,052 shares of common stock would be authorized but unissued, with 72,707 shares allocated for issuance pursuant to outstanding warrants. In addition, another 5,000,000 shares of common stock will be reserved for the issuance of options pursuant to the New Plan, and 264,772 shares of common stock (after effect of the Stock Split) will be reserved for the issuance of options under Paligent's 1998 Equity Incentive Plan, leaving 37,165,573 shares of common stock authorized and unissued, unallocated and unreserved.

        If the proposed reverse stock split is implemented, it may increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

        Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act.

Effective Date

        If approved at the special meeting, the proposed reverse stock split would become effective upon filing of the Certificate of Amendment to Paligent's Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which would occur as soon as practicable following the meeting. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock.

Rounding of Fractional Shares

        No fractional shares of common stock will be issued as a result of the proposed reverse stock split, nor will stockholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares. Instead, any fractional shares shall be rounded to the nearest whole share. Our board of directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of Paligent common stock, would be nominal, and that the small benefit to stockholders would be outweighed by the cost and time required to make such payments.

Exchange of Stock Certificates

        As soon as practicable after the effective date, stockholders will be notified that the reverse stock split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal that we will send. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

        The proposed reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced in proportion to the ratio above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Paligent common stock will be increased because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Under the Delaware General Corporate Law, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Certificate of Incorporation to effect the reverse stock split, and we will not independently provide stockholders with any such rights.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The following discussion is based upon the current provisions of the Code treasury regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

        We have not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts.

        The tax treatment of a stockholder may vary depending on such stockholder's particular situation or status. This discussion is limited to stockholders who hold their common stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

        HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to Stockholders Who Receive Common Stock in the Stock Split

        We intend to treat the exchange of new common stock for existing common stock in the reverse stock split as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a stockholder who receives only new common stock in exchange for the stockholder's existing common stock should not recognize taxable gain or loss as a result of the reverse stock split, should have a tax basis in its common stock received in the reverse stock split equal to its tax basis in its existing common stock, and should include its holding period in its existing common stock in its holding period for the new common stock received in the reverse stock split.

Vote Required

        To be approved, proposal 2, approval of the Stock Split, must receive a "For" vote from the majority of shares of our common stock outstanding on the record date. If a stockholder "Abstains" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. As of the record date, there were 32,490,948 shares of common stock outstanding. Therefore, to be approved, stockholders holding at least 16,245,475 shares of our common stock must vote "For" the Stock Split. Richard J. Kurtz and certain members of his family, who hold approximately 54.5% of the issued and outstanding shares of Paligent common stock, have agreed to vote in favor of the Stock Split.

        Your Board of Directors Recommends That You Vote "FOR" Proposal 2.

PROPOSAL 3—APPROVAL AND ASSUMPTION OF THE NEW PLAN

        To allow the combined group to offer competitive compensation packages to employees, directors and consultants by providing these individuals the opportunity to acquire or increase their proprietary interest in the combined group and thereby adding to their incentive to contribute to the performance and growth of the company, Paligent is seeking approval of the International Fight League, Inc. 2006 Equity Incentive Plan, or the "New Plan." In early 2006, IFL adopted a substantially similar plan to serve this incentive compensation purpose. Paligent stockholders are urged to carefully read the complete New Plan, which is attached as Annex C to this proxy statement.

Summary of the New Plan

        The New Plan provides for the grant of up to 5,000,000 shares of common stock pursuant to incentive stock options or nonqualified stock options (together with incentive stock options, "Stock Options"), stock purchase rights, stock appreciation rights and restricted and unrestricted stock awards (the latter three, collectively, "Stock Awards") for employees, directors and consultants. Such shares are currently authorized and unissued, but reserved for issuance under the New Plan. No more than 500,000 shares of common stock may be awarded to any eligible participant in the New Plan with respect to Stock Options or Stock Awards during any calendar year.

        The New Plan has a term of ten years. Accordingly, no grants may be made under the New Plan after ten years after the date on which the stockholder approve the New Plan, but the New Plan will continue thereafter while previously granted Stock Options or Awards remain outstanding and unexercised.

Administration of the New Plan

        The New Plan will be administered by a committee appointed by the board of directors (the "Committee") comprised of at least two members of the board of directors. The Committee's membership shall be made up entirely of members of the board of directors who qualify as "non-employee directors," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors," within the meaning of the Department of Treasury Regulations issued under Section 162(m) of the Internal Revenue Code of 1986.

        The Committee has the power and authority to make grants of Stock Options or Stock Awards or any combination thereof to eligible persons under the New Plan, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the New Plan, of any such grant including, but not limited to:

  (i)
  approval of the forms of agreement for use;

  (ii)
  the applicable exercise price;

  (iii)
  the applicable exercise periods;

  (iv)
  the applicable vesting period;

  (v)
  the acceleration or waiver of forfeiture provisions; and

  (vi)
  any other restrictions or limitations regarding the Stock Option or Stock Award;

        The Committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the New Plan as it shall from time to time deem advisable. The Committee may construe and interpret the terms of the New Plan and any Stock Options or Stock Awards issued under the New Plan and any agreements relating thereto and otherwise supervise the administration of the New Plan. In addition, the Committee may modify or amend each Stock Option or stock purchase right granted under the New Plan. All decisions made by the Committee pursuant to the provisions of the New Plan are final and binding on all persons, including the company and all plan participants.

Eligibility

        Employees and directors of, and consultants providing services to, the company are eligible to be granted non-qualified stock options and Stock Awards under the New Plan. Employees of the company are also eligible to receive incentive stock options. The Committee shall select from among the eligible persons under the New Plan as recommended by the company's senior management, from time to time in its sole discretion, to make certain grants of Stock Options or Stock Awards, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

Stock Options

        Stock Options may be granted to eligible persons alone or in addition to Stock Awards under the New Plan. Any Stock Option granted under the New Plan shall be in such form as the Committee shall from time to time approve, and the provisions of a Stock Option award need not be the same with respect to each optionee. Recipients of Stock Options must enter into a stock option agreement with the company, in the form determined by the Committee, setting forth the term, the exercise price and provisions regarding exercisability of the Stock Options granted thereunder. The Committee may grant either incentive stock options or non-qualified stock options or a combination thereof, but the Committee may not grant incentive stock options to any individual who is not an employee of the company. To the extent that any Stock Option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option. The Committee may not grant to any employee incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

        Incentive stock options and nonstatutory stock options may not be granted at less than the fair market value of the underlying common stock at the date of the grant. Incentive stock options may not be granted at less than 110% of fair market value if the employee owns or is deemed to own more than 10% of the combined voting power of the all classes of the company's stock at the time of the grant. Stock Options can be exercisable at various dates, as determined by the Committee and will expire no more than 10 years from the grant date, or no more than five years for any Stock Option granted to an employee who owns or is deemed to own 10% of the combined voting power of all classes of the company's stock.

        Once vested, Stock Options granted under the New Plan are exercisable in whole or in part at any time during the option period by giving written notice to the company and paying the option price (i) in cash or by certified check, (ii) through delivery of shares of common stock having a fair market value equal to the purchase price or (iii) a combination of these methods. The Committee may also permit cashless exercises of Stock Options.

        Stock Options issued under the New Plan may not be transferred other than by will or by the laws of descent and distribution. During an optionee's lifetime, a Stock Option may be exercised only by the optionee. Unless otherwise provided by the Committee, Stock Options that are exercisable at the time of a recipient's termination of service with the company will continue to be exercisable for three months thereafter, or for twelve months thereafter if the optionee's employment is terminated due to their death or disability.

Stock Appreciation Rights

        Stock appreciation rights may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. The Committee will determine the number of shares of common stock to which the stock appreciation rights shall relate. Each stock appreciation right will have an exercise period determined by the Committee not to exceed 10 years from the grant date. Upon exercise of a stock appreciation right, the holder will receive cash or a number of shares of common stock equal to (i) the number of shares for which the stock appreciation right is exercised multiplied by the appreciation in the fair market value of a share of common stock between the stock appreciation right grant date and exercise date, divided by (ii) the fair market value of a share of common stock on the exercise date of the stock appreciation right.

Stock Purchase Rights

        Stock purchase rights may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. A stock purchase right allows a recipient to purchase a share of common stock at a price determined by the Committee. Unless otherwise determined by the Committee, the company will have the right to repurchase the shares of common stock acquired upon exercise of the stock purchase right upon the recipient's termination of service, for any reason, prior to the satisfaction of the vesting conditions established by the Committee. Unless otherwise determined by the Committee, the company's right of repurchase will lapse as to 1/6th of the purchase shares on the date that is six months after the grant date, and as to an additional 1/6th of such shares every six months thereafter. Upon exercise of a stock purchase right, the purchaser will have all of the rights of a shareholder with respect to the shares of common stock acquired.

        Stock purchase rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the Committee, if a recipient's service to the company terminates for any reason, all stock purchase rights held by the recipient will automatically terminate.

Restricted and Unrestricted Stock Awards

        Restricted and unrestricted stock awards may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. Shares of common stock granted in connection with a restricted stock award are generally subject to forfeiture upon (i) termination of the recipient's service with the company prior to vesting or (ii) the failure by the recipient to meet performance goals established by the Committee as a condition of vesting. Shares of common stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. Unless otherwise determined by the Committee, holders of shares of common stock granted in connection with a restricted stock award have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted stock awards are outright grants of shares of common stock that are not subject to forfeiture.

Effect of Certain Corporate Transactions

        If (i) the company merges or consolidates with another corporation, (ii) there is an exchange of substantially all of the outstanding stock of the company for shares of another entity in which shareholders of the company will own less than 50% of the voting shares of the surviving entity or (iii) the company sells substantially all of its assets, then, unless otherwise provided by the Committee in a grantee's option or award agreement, each outstanding and unexercised Stock Option or Stock Award may be assumed by the successor corporation or an equivalent option, or stock award will be substituted by the successor. If, however, the successor does not assume the Stock Options and Stock Awards or substitute equivalent stock options or stock awards, then each outstanding and unexercised Stock Option and Stock Award shall become exercisable for a period of at least 20 days prior to the effective date of such transaction and the company's right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse. Any Stock Options, or Stock Awards that are not exercised during such twenty 20-day period shall terminate at the end of such period.

        Stock Options and Stock Awards made under the New Plan will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the company.

Vote Required

        To be approved, proposal 3, approval of the New Plan, must receive a "For" vote from the majority of shares of Paligent common stock present at the special meeting. If a Paligent stockholder "Abstains" from voting, it will have the same effect as an "Against" vote. Broker non-votes will not be counted. As of the record date, there were 32,490,948 shares of Paligent common stock outstanding. Therefore, to be approved, stockholders holding at least 16,245,475 shares of Paligent common stock must vote "For" the New Plan. Richard J. Kurtz and certain members of his family have agreed to vote their shares of common stock in favor of the New Plan.

        Your Board of Directors Recommends That You Vote "FOR" Proposal 3.

PROPOSAL 4—APPROVAL OF THE CHANGE OF PALIGENT'S NAME TO "INTERNATIONAL FIGHT LEAGUE, INC."

        Pursuant to the terms of the Merger Agreement, our board of directors adopted a resolution authorizing Paligent to change its name from Paligent Inc. to International Fight League, Inc., which we refer to as the Name Change. We are seeking stockholder approval of the Name Change, and our ability to close the Merger is contingent in part upon the receipt of such approval.

Purpose of the Name Change

        Since International Fight League is the name currently associated with IFL's business, changing the name of the combined group to International Fight League creates consistency for IFL's current investors, business partners, and potential customers, as well as regulators, and more accurately reflects the combined group's ongoing business operations.

        The Name Change will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation of Paligent with the Delaware Secretary of State, along with any other statutorily required documentation. The parties anticipate completing these filings as quickly as possible after the closing of the Merger, if approved.

Effect of the Name Change

        The Name Change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Paligent Inc." will continue to be valid and represent shares of "International Fight League, Inc." In the future, new stock certificates will be issued bearing the combined group's new name, but this will in no way affect the validity of your current stock certificates. The Name Change will be reflected by book-entry. For those stockholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

        Beginning on or about the effective date of the Name Change, the combined group will seek assignment of a new trading symbol on the Over-the-Counter Bulletin Board for the company's common stock.

Vote Required

        To be approved, proposal 4, approval of the Name Change, must receive a "For" vote from the majority of shares of Paligent common stock outstanding on the record date. If a Paligent stockholder "Abstains" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. As of the record date, there were 32,490,948 shares of Paligent common stock outstanding. Therefore, to be approved, stockholders holding at least 16,245,475 shares of Paligent common stock must vote "For" the Name Change. Richard J. Kurtz and certain members of his family have agreed to vote their shares in favor of the Name Change.

        Your Board of Directors Recommends That You Vote "FOR" Proposal 4.

PROPOSAL 5—ELECTION OF DIRECTORS

        The Board of Directors of Paligent presently has two members, Salvatore A. Bucci and Richard J. Kurtz. The Board of Directors of IFL currently has three members, Michael Molnar, Kurt Otto and Gareb Shamus. If elected at the special meeting, each of Messrs. Bucci, Kurtz, Molnar, Otto and Shamus would serve until his successor is elected and has qualified, or until the earlier of his death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Messrs. Bucci, Kurtz, Molnar, Otto and Shamus. Messrs. Bucci, Kurtz, Molnar, Otto and Shamus have agreed to serve if elected, and management has no reason to believe that they will be unable to serve.

        Set forth below is biographical information for Messrs. Bucci, Kurtz, Molnar, Otto and Shamus.

        Salvatore A. Bucci has been President and Chief Executive Officer of Paligent since February 2001 and a director of Paligent since May 2002. Mr. Bucci joined Paligent in May 2000 as Senior Vice President and Chief Financial Officer and was appointed Executive Vice President and Chief Financial Officer in October 2000. Prior to joining Paligent, Mr. Bucci was Senior Vice President and Chief Financial Officer of DeGeorge Financial Corporation, a publicly traded financial services and contract fulfillment company and was also President and a director of DeGeorge Capital Corp., its mortgage banking subsidiary. Prior to his 1995 to 1999 tenure at DeGeorge, Mr. Bucci served in senior financial roles in the development of several emerging growth businesses, including as Chief Financial Officer of MHI, Ltd., a privately held hospitality company and also as Vice President, Financial Services for First National Realty Associates, Inc., a publicly traded realty brokerage company, during its conversion to public ownership. Previously, Mr. Bucci held management positions in mortgage banking and realty brokerage divisions of Merrill Lynch. Mr. Bucci, a Certified Public Accountant, began his career with Coopers & Lybrand, a predecessor firm to PricewaterhouseCoopers LLP.

        Richard J. Kurtz has been a director of Paligent since January 2000. Mr. Kurtz has also been the Chairman of the Board of Directors of LaPolla Industries, Inc., a publicly traded corporation in the sealant and coating business, since February 1999. He has been the President and Chief Executive Officer of the Kamson Corporation, a privately held corporation, for over twenty years. Kamson Corporation owns and operates real estate investment properties in the Northeastern United States. Mr. Kurtz received his B.A. from the University of Miami in 1962.

        Michael Molnar has been a director of IFL since April 2006. Mr. Molnar is currently a Managing Director at Banc of America Securities, which he joined in March 2005 and is responsible for institutional product sales to middle market clients in both the debt and equity markets. From 2001 until 2005, Mr. Molnar was a Managing Director at Citigroup, responsible for middle market institutional sales. From March 2000 to October 2000, Mr. Molnar was the President and Chief Operating Officer of Tradescape.com, an electronic trading and brokerage firm, which was subsequently acquired by E Trade Group. Before joining Tradescape.com, Mr. Molnar was a Managing Director at Citigroup responsible for Global Retail Sales and trading for individual investors and small institutions from 1993 through 2000 and, prior to that, he was a Vice President at Lehman Brothers, where he worked from 1987 to 1993 in equity sales and trading. Mr. Molnar graduated from Boston University in 1983 with a Bachelor of Science degree in Business Administration.

        Kurt Otto has been a director of IFL since he co-founded the company in 2005. He is also currently an Associate at FDS Architecture, a leading New Jersey architecture firm, which he joined in 1997, and a partner in Timeless Estates, a luxury residential land developer in northern New Jersey. Mr. Otto is currently a 2nd degree black belt in tae-kwon do and is studying jiu-jitsu under world champion Renzo Gracie. He has had a lifelong passion for martial arts, which he has been studying for nearly 30 years and teaching for over 15 years. Mr. Otto graduated from the Pratt Institute in 1994 with a Bachelor of Architecture degree.

        Gareb Shamus has been a director of IFL since he co-founded the company in 2005. He is also currently the Chairman and a Director of the Wizard Entertainment Group, a magazine publisher and convention promoter focused primarily on the comic book, toy, gaming, action figure and anime/manga industries. Mr. Shamus has appeared numerous times on CNN, CNBC, NBC and FOX, and in many newspapers and magazines including The New York Times, The Wall Street Journal, USA Today, Newsweek, Time and Variety. He founded Wizard in 1991 shortly after graduating from the State University of New York at Albany with a Bachelor of Arts degree in Economics, Magna Cum Laude.

Vote Required

        To be approved, proposal 5, Election of the directors, must receive a "For" vote from the plurality of shares of Paligent common stock cast at the special meeting, either in person or by proxy. If a Paligent stockholder "Abstains" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect. Richard J. Kurtz and certain members of his family have agreed to vote their shares in favor of the Election. Approval of the Election is contingent upon the approval of the Merger.

        Your Board of Directors Recommends That You Vote "FOR" Proposal 5.

Information Regarding the Board of Directors and its Committees

        Paligent is currently developing a code of ethics to be in effect upon the close of the Merger.

  Summary Compensation Table

        The following table sets forth certain compensation information as to the chief executive officer of the Company, who is the only executive officer of the Company (the "Named Executive Officer"), for each of the years ended December 31, 2005, 2004 and 2003:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Long Term Compensation Awards Securities Underlying Options (#)	All Other Compensation ($)
SALVATORE A. BUCCI President and Chief Executive Officer	2005 2004 2003	162,500 179,672 200,000	0 0 0	0 0 0	0 0 0

Fiscal Year-End Option Values

        The following table provides information regarding exercisable and unexercisable stock options held by the Named Executive Officer as of December 31, 2005:

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable(1)
SALVATORE A. BUCCI	0	0	325,000/0	0/0

(1)
Based on the difference between the option exercise price and the closing price of the underlying Common Stock on December 31, 2005, which closing price was $0.03.

Compensation of Directors

        There are presently no arrangements providing for payments to directors for director or consulting services.

Executive Employment Contract

        Provided below is information concerning the employment arrangement that the Company has entered into with its executive officer.

        Salvatore A. Bucci.    On May 25, 2000, the Company and Mr. Bucci entered into an employment agreement (the "Original Agreement") providing for Mr. Bucci to serve as Senior Vice President and Chief Financial Officer of the Company for a period of two years. On October 6, 2000, Mr. Bucci was appointed Executive Vice President and Chief Financial Officer and on February 9, 2001, Mr. Bucci was named President and Chief Executive Officer. The Original Agreement entitled Mr. Bucci to receive a minimum annual base salary of $150,000 and a minimum annual bonus of $25,000, which minimum annual bonus was required to be paid to Mr. Bucci in quarterly installments over the term of the Original Agreement. The amount of Mr. Bucci's actual bonus is determined annually by the Compensation Committee in light of his and the Company's performance over the prior year. Mr. Bucci also received an option to purchase 325,000 shares of Common Stock, with vesting to occur in equal annual installments over a four year period. If the company terminates Mr. Bucci's employment without cause, or if Mr. Bucci terminates his employment because there has been a change of control of the Company, then Mr. Bucci is entitled to receive (i) severance payments in a lump sum equal to one-half of his most recent base salary plus one-half of the amount of cash bonus most recently awarded, and (ii) immediate vesting and exercisability of any unvested options then held by Mr. Bucci. Effective with Mr. Bucci's appointment as President and Chief Executive Officer, the Company and Mr. Bucci amended the terms of the Original Agreement (the "Amended Agreement"). The Amended Agreement provided for (i) a minimum annual base salary of $200,000, effective January 1, 2001; (ii) a bonus of $25,000, which was paid upon execution of the Amended Agreement; and (iii) the elimination of the minimum annual bonus. The Amended Agreement expired on May 25, 2002. The Company has continued the employment of Mr. Bucci as the Company's President and Chief Executive Officer upon the salary and with the health benefits and other perquisites as were provided in the Amended Agreement.

        During 2005, no options or other equity-based awards were granted and the Chief Executive Officer's compensation was not adjusted.

Board of Directors Report on Executive Compensation

        The Board of Directors (i) reviews the performance of the Chief Executive Officer and the other executive officers of the Company and makes determinations as to their cash and equity-based compensation and benefits, and (ii) administers employee stock option grants and stock awards. Previously, these responsibilities were discharged by the Compensation Committee, which was effectively dissolved in late 2004 with the resignations of the directors comprising the Compensation Committee. This report is submitted by the Board of Directors for fiscal 2005.

Compensation Philosophy

        The Board of Directors has determined that until a business combination or other strategic transaction is completed, the Company would continue to compensate its sole executive officer on a basis commensurate with prior cash compensation and benefit levels, as equity incentives are not a meaningful element of compensation at this time.

Chief Executive Officer Compensation

        Salvatore A. Bucci has served as the Chief Executive Officer of the Company since February 2001. Pursuant to his amended employment agreement, which expired on May 25, 2002, Mr. Bucci was entitled to receive a base salary of $200,000 per annum. Mr. Bucci was also eligible to receive bonus compensation, which amount and form are determinable and at the discretion of the Compensation Committee or the Board of Directors of the Company. The Company has continued the employment of Mr. Bucci as the Company's Chief Executive Officer upon the salary and with the health benefits and other perquisites as were provided in the amended employment agreement. Notwithstanding, Mr. Bucci voluntarily reduced his base salary for a portion of 2005.

Compensation of Other Executive Officers

        Mr. Bucci was the sole executive officer of the Company during fiscal 2005.

Stock Options

        Stock options generally are granted to the Company's executive officers at the time of their hire and at such other times as the Board of Directors may deem appropriate, such as in connection with a promotion or upon nearing full vesting of prior options. In determining option grants, the Board of Directors considers the same industry survey data as used in its analysis of base salaries and bonuses, and strives to make awards that are in line with its competitors. In general, the number of shares of Common Stock underlying the stock options granted to each executive reflects the significance of that executive's current and anticipated contributions to the Company.

        In addition, the stock option grants made by the Board of Directors are designed to align the interests of management with those of the stockholders. In order to maintain the incentive and retention aspects of these grants, the Board of Directors has determined that a significant percentage of any officer's stock options should be unvested option shares.

        The value that may be realized from exercisable options depends on whether the price of the Common Stock at any particular point in time accurately reflects the Company's performance. However, each individual optionholder, and not the Board of Directors, makes the determination as to whether to exercise options that have vested in any particular year.

        During 2005, Mr. Bucci was not granted any stock options.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. However, if certain performance-based requirements are met, qualifying compensation will not be subject to this deduction limit.

By the Board of Directors,
Richard J. Kurtz
Salvatore A. Bucci

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2005 with respect to Paligent's equity compensation plans, for which common stock of Paligent is authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	5,295,438	$1.90	5,408,025

Total	5,295,438	$1.90	5,408,025

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative stockholder returns on the Common Stock over the five year period from December 31, 2000 to December 31, 2005, as compared with that of the Hemscott Industry Group ("HIG") Biotechnology Index and the S&P 500 Composite Index during the same period. The graph assumes an initial investment of $100 on December 31, 2000 in the Common Stock, the HIG Biotechnology Index and the S&P 500 Composite Index, with all dividends, if any, being reinvested.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG PALIGENT INC., HIG BIOTECHNOLOGY INDEX
AND S&P 500 COMPOSITE INDEX

ASSUMES $100 INVESTED ON DECEMBER 31, 2000
ASSUMES DIVIDENDS, IF ANY, REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2005

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
PALIGENT INC.	$100.00	$49.21	$39.68	$134.92	$261.90	$47.62
HIG BIOTECHNOLOGY INDEX	$100.00	$83.70	$53.98	$82.43	$89.60	$111.02
S&P COMPOSITE INDEX	$100.00	$88.12	$68.64	$88.33	$97.94	$102.75

SECTION THREE—OTHER MATTERS

Proposals Intended to Be Presented at the Next Annual Meeting

        Any proposal by a stockholder for consideration at our next annual meeting of stockholders must be received by us a reasonable time before we begin to print and mail our proxy materials for such meeting, if any such proposal is to be eligible for inclusion in our proxy materials for, and to be presented for consideration at, such meeting. Under the rules applicable to stockholder proposals, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

Expenses of Solicitation

        We are bearing the costs of this solicitation of proxies from the stockholders in relation to the special meeting required to obtain our stockholders' approval of the Merger. Such costs include legal, accounting, printing and mailing fees. We are also bearing our own legal and accounting costs in relation to this proxy solicitation, although such costs will be covered at the closing of the Merger by the cash consideration provided towards our pre-closing liabilities. Neither party shall be required to reimburse the other for such costs if the Merger fails to close.

Experts

        Rothstein, Kass and Company, P.C. has audited the financial statements included in the Annual Report on Form 10-K of Paligent for the year ended December 31, 2005, as set forth in their report, which accompanies this proxy statement, reliance upon such report is given on the authority of such firm as experts in accounting and auditing.

        The financial statements of IFL's predecessor, International Fight League, LLC, at December 31, 2005 appearing in this proxy statement have been audited by Rothstein, Kass and Company, P.C., as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Documents Accompanying this Proxy Statement

        This proxy statement is accompanied by a copy of Paligent's Annual Report on Form 10-K for its fiscal year ended December 31, 2005 and by its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2006.

        You should rely only on the information contained in this proxy statement or in the documents accompanying this proxy statement to vote on the Merger and the other proposals upon which the Merger is contingent. You should not assume that the information contained in this proxy statement is accurate as of any date other than October 27, 2006, and neither the mailing of the proxy statement to our stockholders nor the issuance of our securities in the transaction shall create any implication to the contrary.

Delivery of Proxy Statements

        If two or more stockholders share an address: (i) only one proxy statement is being delivered unless we have received contrary instructions from one or more of the stockholders; (ii) upon oral or written request from the stockholder, we will promptly deliver a separate copy of the proxy statement to the stockholder; (iii) we will provide instructions as to how a stockholder can notify the company that he or she wishes to receive a separate copy; (iv) we will provide the phone number and mailing address to which a stockholder can direct a notification to the company that the stockholder wishes to receive a separate proxy statement in the future; and (v) we will provide instructions for how stockholders sharing an address can request delivery of a single copy of proxy statements if they are receiving multiple copies.

Where You Can Find More Information

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., at prescribed rates. Our public filings with the SEC also are available from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

        We have supplied all information in this proxy statement relating to Paligent and Merger Sub. IFL has supplied all information in this proxy statement relating to IFL.

Appendix A

AGREEMENT AND PLAN OF MERGER

DATED AS OF

AUGUST 25, 2006

BY AND AMONG

PALIGENT INC.,

IFL CORP.

AND

INTERNATIONAL FIGHT LEAGUE,  INC.

TABLE OF CONTENTS

Page
ARTICLE I THE MERGER		A-5
SECTION 1.01.	Filing of Certificate of Merger; Effective Time
SECTION 1.02.	Effects of the Merger
SECTION 1.03.	Conversion of Securities
SECTION 1.04.	Exchange Procedures
SECTION 1.05.	Dividends and Distributions
SECTION 1.06.	No Liability
ARTICLE II THE CLOSING		A-8
SECTION 2.01.	Closing
ARTICLE III REPRESENTATIONS AND WARRANTIES OF PALIGENT		A-9
SECTION 3.01.	Organization of Paligent and Merger Sub; Authority
SECTION 3.02.	Capitalization
SECTION 3.03.	Subsidiaries
SECTION 3.04.	No Violation; Consents and Approvals
SECTION 3.05.	Paligent SEC Documents
SECTION 3.06.	Financial Statements
SECTION 3.07.	Absence of Certain Changes or Events
SECTION 3.08.	Absence of Undisclosed Liabilities
SECTION 3.09.	Personal Property
SECTION 3.10.	Real Property
SECTION 3.11.	Intellectual Property
SECTION 3.12.	Litigation; Compliance with Laws
SECTION 3.13.	Employee Benefit Plans
SECTION 3.14.	Taxes
SECTION 3.15.	Contracts and Commitments
SECTION 3.16.	Insurance
SECTION 3.17.	Labor Matters
SECTION 3.18.	Environmental Matters
SECTION 3.19.	Transactions with Affiliates
SECTION 3.20.	Brokers
SECTION 3.21.	Certain Agreements
SECTION 3.22.	Absence of Certain Commercial Practices
SECTION 3.23.	Bank Accounts
SECTION 3.24.	Corporate Names
SECTION 3.25.	No Current Operations
SECTION 3.26.	Books and Records
SECTION 3.27.	Full Disclosure
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF IFL		A-23
SECTION 4.01.	Organization of IFL; Authority
SECTION 4.02.	Capitalization
SECTION 4.03.	Subsidiaries
SECTION 4.04.	No Violation; Consents and Approvals
SECTION 4.05.	[Reserved]
SECTION 4.06.	Financial Statements
SECTION 4.07.	Absence of Certain Changes or Events

SECTION 4.08.	Absence of Undisclosed Liabilities
SECTION 4.09.	Personal Property
SECTION 4.10.	Real Property
SECTION 4.11.	Intellectual Property
SECTION 4.12.	Litigation; Compliance with Laws
SECTION 4.13.	Employee Benefit Plans
SECTION 4.14.	Taxes
SECTION 4.15.	Contracts and Commitments
SECTION 4.16.	Insurance
SECTION 4.17.	Labor Matters
SECTION 4.18.	Environmental Matters
SECTION 4.19.	Transactions with Affiliates
SECTION 4.20.	Brokers
SECTION 4.21.	Certain Agreements
SECTION 4.22.	Absence of Certain Commercial Practices
SECTION 4.23.	Bank Accounts
SECTION 4.24.	Corporate Names
SECTION 4.25.	Books and Records
SECTION 4.26.	Full Disclosure
ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGER		A-37
SECTION 5.01.	Conduct of the Business Pending the Merger
SECTION 5.02.	No Action
ARTICLE VI ADDITIONAL AGREEMENTS		A-39
SECTION 6.01.	Preparation of Proxy Statement
SECTION 6.02.	Paligent Stockholders Meeting
SECTION 6.03.	Voting Agreements
SECTION 6.04.	Access to Information
SECTION 6.05.	No Shop; Acquisition Proposals
SECTION 6.06.	Legal Conditions to Merger; Reasonable Efforts
SECTION 6.07.	Certain Filings
SECTION 6.08.	Public Announcements and Filings
SECTION 6.09.	Tax Treatment
SECTION 6.10.	IFL's Certificate of Incorporation and By-Laws
SECTION 6.11.	Tax Matters
SECTION 6.12.	Supplements to Schedules
SECTION 6.13.	Options
ARTICLE VII CONDITIONS OF THE MERGER		A-42
SECTION 7.01	Conditions to Each Party's Obligation to Effect the Merger
SECTION 7.02	Additional Conditions of Obligations of Paligent
SECTION 7.03	Additional Conditions of Obligations of IFL
ARTICLE VIII TERMINATION		A-45
SECTION 8.01.	Termination
SECTION 8.02.	Fees and Expenses
ARTICLE IX SURVIVAL OF REPRESENTATIONS AND WARRANTIES		A-46

ARTICLE X MISCELLANEOUS		A-46
SECTION 10.01.	Notices
SECTION 10.02.	Amendment; Waiver
SECTION 10.03.	Successors and Assigns
SECTION 10.04.	Governing Law
SECTION 10.05.	Waiver of Jury Trial
SECTION 10.06.	Consent to Jurisdiction
SECTION 10.07.	Counterparts; Effectiveness
SECTION 10.08.	Entire Agreement; No Third Party Beneficiaries; Rights of Ownership
SECTION 10.09.	Headings
SECTION 10.10.	No Strict Construction
SECTION 10.11.	Severability
ARTICLE XI DEFINITIONS		A-48
EXHIBITS
Exhibit A Certificate of Merger		A-56
Exhibit B Kurtz Voting Agreement		A-57
Exhibit C Kurtz Contribution Agreement		A-64
Exhibit D Stock Option Plan		A-68
SCHEDULES
Paligent Disclosure Schedule
IFL Disclosure Schedule

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of August 25, 2006, as amended and restated hereby on September 29, 2006 (this "Agreement"), by and among Paligent Inc., a Delaware corporation ("Paligent"), IFL Corp., a Delaware corporation and wholly-owned subsidiary of Paligent ("Merger Sub"), and International Fight League, Inc., a Delaware corporation ("IFL").

        WHEREAS, the boards of directors of Paligent, Merger Sub and IFL, respectively, Paligent as the sole stockholder of Merger Sub and the holders of common stock and Series A Preferred Stock in IFL (the "IFL Stockholders"), have each approved, as being in the best interests of the respective corporations and their stockholders, the merger (the "Merger") of Merger Sub with and into IFL, in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL");

        WHEREAS, pursuant to the Merger, each outstanding share of common stock, $0.0001 par value per share, of IFL ("IFL Common Stock") (except for shares of IFL Common Stock held by IFL, Paligent, Merger Sub and any other subsidiary of Paligent), shall, in accordance with the provisions of this Agreement, be converted into the number of shares of Paligent's common stock, $0.01 par value per share ("Paligent Common Stock") equal to the Conversion Number;

        WHEREAS, in connection with, and immediately prior to the consummation of, the Merger, a reverse stock split of Paligent Common Stock shall be consummated; pursuant to which each outstanding share of Paligent Common Stock shall be converted into 0.05 of a share of Paligent Common Stock (the "Reverse Stock Split");

        WHEREAS, as a result of the Merger and the Reverse Stock Split, the stockholders of Paligent and IFL immediately prior to the Effective Time (as defined in Section 1.01) will own five percent (5%) and ninety-five percent (95%), respectively, of Paligent Common Stock outstanding immediately after the Effective Time;

        WHEREAS, pursuant to the terms of an agreement between Richard J. Kurtz ("Kurtz") and Paligent (the "Kurtz Contribution Agreement"), immediately following the consummation of the Merger, Paligent shall issue shares of Paligent Common Stock to Kurtz in exchange for a portion of the debt due Kurtz under the Kurtz Note;

        WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as tax-free under the provisions of Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

        WHEREAS, Paligent, Merger Sub and IFL desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

        WHEREAS, this Agreement is intended to set forth the terms upon which Merger Sub will merge with and into IFL;

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

ARTICLE I
THE MERGER

SECTION 1.01.    Filing of Certificate of Merger; Effective Time.

        Subject to the provisions of this Agreement, a certificate of merger in the form attached as Exhibit A hereto (the "Certificate of Merger") shall be duly prepared, executed and acknowledged in accordance with the DGCL and thereafter delivered to the Secretary of State of the State of Delaware for filing as provided in the DGCL simultaneously with the Closing (as defined in Section 2.01). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

SECTION 1.02.    Effects of the Merger.

        (a)   At the Effective Time and by virtue of the Merger, (i) the separate corporate existence of Merger Sub shall cease and Merger Sub shall be merged with and into IFL, and IFL shall be the surviving corporation (the "Surviving Corporation"); (ii) all of the issued and outstanding IFL Common Stock shall be converted as provided in Section 1.03; (iii) the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation; and (iv) the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation.

        (b)   Without limiting the generality of the foregoing, and subject thereto and to any other applicable laws, at the Effective Time, all the properties, rights, privileges, powers and franchises of IFL and Merger Sub shall vest in the Surviving Corporation, and, subject to the terms of this Agreement, all debts, liabilities, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation. As promptly as possible after the Effective Time, the Surviving Corporation shall change its name to IFL Inc. and Paligent shall change its name to International Fight League, Inc.

SECTION 1.03.    Conversion of Securities.

        As of the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

        (a)   each outstanding share of IFL Common Stock shall be converted into that number of shares of Paligent Common Stock equal to the Conversion Amount. All such shares of IFL

Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing such shares of IFL Common Stock shall cease to have any rights with respect thereto, except the right to receive the number of shares of Paligent Common Stock to be issued in consideration therefor upon surrender of such certificate in accordance with Section 1.04, without interest; and

        (b)   each share of capital stock of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be canceled and be converted into one share of common stock of the Surviving Corporation, and each certificate evidencing ownership of any such shares of Merger Sub shall thereupon evidence ownership of the same number of shares of the Surviving Corporation.

        (c)   Each outstanding option to purchase shares (each "IFL Stock Option" and, collectively, "IFL Stock Options") issued pursuant to the IFL 2006 Equity Compensation Plan or any other agreement or arrangement, whether vested or unvested, shall be assumed by Paligent. Each IFL Stock Option so assumed by Paligent under this Agreement will continue to have, and be subject to, the same terms and conditions of such IFL Stock Option immediately prior to the Closing (including without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions, other than the transactions contemplated by this Agreement), except that (i) each IFL Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Paligent Common Stock equal to the product of the number of shares of IFL Common Stock that were issuable upon exercise of such IFL Stock Option immediately prior to the Closing multiplied by the Conversion Amount, rounded up to the nearest whole number of shares of Paligent Common Stock, and (ii) the per share exercise price for the shares of Paligent Common

Stock issuable upon exercise of such assumed IFL Common Stock will be equal to the quotient determined by dividing the exercise price per share of IFL Common Stock at which such IFL Stock Option was exercisable immediately prior to the Closing by the Conversion Amount, rounded down to the nearest whole cent.

        (d)   Prior to the Closing Date, IFL agrees to take all necessary steps to effectuate the foregoing provisions of Sections 1.03(a), (b) and (c), including obtaining all necessary consents and releases, if any, from the holders of IFL Stock Options.

SECTION 1.04.    Exchange Procedures.

        (a)   As soon as practicable after the Effective Time, Paligent shall mail to each IFL Stockholder a letter of transmittal and instructions for use in effecting the surrender of certificates representing shares of IFL Common Stock (including certificates that had previously represented shares of IFL Preferred Stock) outstanding immediately prior to the Effective Time (the "Certificates") in appropriate and customary form with such provisions as the board of directors of Paligent after the Merger may reasonably specify. Upon surrender of a Certificate for cancellation to Paligent, together with such letter of transmittal, duly and properly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of shares of Paligent Common Stock, including, without limitation, fractional shares, that such holder has a right to receive pursuant to the provisions of this Article I, together with any dividends and other distributions payable as provided in Section 1.05 hereof, and the Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 1.04, each Certificate shall, at and after the Effective Time, be deemed to represent only the right to receive, upon surrender of such Certificate, Paligent Common Stock as contemplated by this Section 1.04, together with any dividends and other distributions payable as provided in Section 1.05 hereof, and the holders thereof shall have no rights whatsoever as stockholders of Paligent. Shares of Paligent Common Stock issued in the Merger shall be issued, and be deemed to be outstanding, as of the Effective Time. Paligent shall cause all such shares of Paligent Common Stock issued pursuant to the Merger to be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights.

        (b)   If any certificate representing shares of Paligent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of certificates for such shares of Paligent Common Stock in a name other than that of the registered holder of the Certificate so surrendered.

        (c)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and upon the posting by such person of a bond in such amount as Paligent may reasonably direct as an indemnity against any claim that may be made against it with respect to such Certificate, Paligent will issue in respect of such lost, stolen or destroyed Certificate one or more certificates representing shares of Paligent Common Stock as contemplated by this Section 1.04 and such person shall be entitled to the dividend and other distribution rights provided in Section 1.05 hereof.

        (d)   If any Certificates shall not have been surrendered prior to three years after the Effective Time (or immediately prior to such earlier date on which any payment in respect hereof would otherwise escheat or become the property of any governmental unit or agency), the payment in respect of such Certificates shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interests of any person previously entitled thereto.

        (e)   Paligent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of a Certificate surrendered for shares of Paligent Common

Stock (and dividends or distributions with respect to Paligent Common Stock as contemplated by Section 1.05 hereof) such amount as Paligent is required to deduct and withhold with respect to the making of such payment under the Code, or provisions of any state, local or foreign tax law. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such Certificate.

SECTION 1.05.    Dividends and Distributions.

        (a)   No dividends or other distributions declared or made with respect to Paligent Common Stock with a record date on or after the Effective Time shall be paid to the holder of a Certificate entitled by reason of the Merger to receive certificates representing Paligent Common Stock until such holder surrenders such Certificate as provided in Section 1.04 hereof. Upon such surrender, there shall be paid by Paligent to the person in whose name certificates representing shares of Paligent Common Stock shall be issued pursuant to the terms of this Article I (i) at the time of the surrender of such Certificate, the amount of any dividends and other distributions theretofore paid with respect to that number of whole shares of such Paligent Common Stock represented by such surrendered Certificate pursuant to the terms of this Article I, which dividends or other distributions had a record date on or after the Effective Time and a payment date prior to such surrender and (ii) at the appropriate payment date, the amount of dividends and other distributions payable with respect to that number of whole shares of Paligent Common Stock represented by such surrendered Certificate pursuant to the terms of this Article I, which dividends or other distributions have a record date on or after the Effective Time and a payment date subsequent to such surrender.

SECTION 1.06.    No Liability.

        Neither Paligent nor IFL shall be liable to any holder of shares of IFL Common Stock or Paligent Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

ARTICLE II
THE CLOSING

SECTION 2.01.    Closing.

        Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Article VIII, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the closing of the Merger (the "Closing") shall take place as soon as reasonably practicable (but in no event on written notice of less than two (2) business days) after all of the conditions set forth in Article VII are satisfied or, to the extent permitted thereunder, waived, at the offices of Dechert LLP, located at 30 Rockefeller Plaza, New York, New York, or at such other time and place as may be agreed to in writing by the parties hereto (the date of such Closing being referred to herein as the "Closing Date").

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PALIGENT

        Except as set forth in the applicable section of the disclosure schedule delivered by Paligent to IFL prior to the execution of this Agreement (the "Paligent Disclosure Schedule") or in the Paligent SEC Documents (as defined below), Paligent represents and warrants to IFL as follows:

SECTION 3.01.    Organization of Paligent and Merger Sub; Authority.

        Each of Paligent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and corporate authority to enter into the Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, to own, lease and operate its properties and to conduct its business. Subject to the receipt of stockholder approval, the execution, delivery and performance by each of Paligent and Merger Sub of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Paligent and Merger Sub, including, without limitation the approval of the board of directors of Paligent and the special committee of the board of directors of Paligent (the "Special Committee"). The Transaction Documents have been duly executed and delivered by Paligent and Merger Sub and, assuming that the Transaction Documents constitute a valid and binding obligation of the other parties thereto, constitute a valid and binding obligation of Paligent, enforceable against Paligent in accordance with its terms. Paligent is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to obtain such qualification or license would not, individually or in the aggregate, have a Paligent Material Adverse Effect (as defined in Section 3.07). Paligent has heretofore delivered or made available to IFL complete and correct copies of the certificate of incorporation and by-laws of Paligent and Merger Sub, the minute books and stock transfer records of Paligent and Merger Sub, as in effect as of the date of this Agreement. Neither Paligent nor Merger Sub is in violation of its organizational documents.

SECTION 3.02.    Capitalization.

        The authorized capital stock of Paligent consists of 75,000,000 shares of Paligent Common Stock, $.01 par value per share and 1,000,000 shares of preferred stock, $.01 par value per share (the "Paligent Preferred Stock," and together with the Paligent Common Stock, the "Paligent Capital Stock"), of which 32,490,948 shares of Paligent Common Stock (as reported by Paligent's transfer agent) are outstanding on the date hereof. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share of which 1,000 shares are issued and outstanding on the date hereof. At the Effective Time and after giving effect to the Reverse Stock Split, the authorized capital stock of Paligent shall consist of 75,000,000 shares of Paligent Common Stock and 1,000,000 shares of Paligent Preferred Stock, of which 32,490,948 shares of Paligent Common stock (as a result of the Reverse Stock Split, but not including shares of Paligent Common Stock issued in connection with the rounding up of fractional shares resulting from the Reverse Stock Split or shares issued in connection with the Kurtz Contribution Agreement) shall be issued and outstanding. Except as set forth in Section 3.02 of the Paligent Disclosure Schedule, no other shares of any other class or series of Paligent Capital Stock or securities exercisable or convertible into or exchangeable for Paligent Capital Stock ("Paligent Capital Stock Equivalents") are authorized, issued or outstanding. The outstanding shares of Paligent Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive, subscription or similar rights. To Paligent's knowledge, none of the outstanding Paligent Capital Stock was issued in violation of any Law, including without limitation, federal and state securities laws. Except as set forth in the Paligent SEC Documents and Section 3.02 of the Paligent Disclosure Schedule, there are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, and, to Paligent's knowledge, voting or transfer of any shares, whether issued or unissued, of Paligent Capital Stock, Paligent Capital Stock Equivalents or other securities of Paligent. On the Closing Date, the shares of Paligent Common Stock for which shares of IFL Common Stock shall be exchanged in the Merger will have been duly authorized and, when issued and delivered in accordance with this Agreement, such shares of Paligent Common Stock, will be validly issued, fully paid and nonassessable.

SECTION 3.03.    Subsidiaries.

        Section 3.03 of the Paligent Disclosure Schedule contains a list of the name of each Subsidiary of Paligent (each such corporation, partnership or other entity being referred to herein as a "Paligent Subsidiary"). Section 3.03 of the Paligent Disclosure Schedule sets forth, with respect to each Paligent Subsidiary, its type of entity, the jurisdiction of its organization, its authorized and outstanding capital stock, partnership interests or equivalent ownership interests and Paligent's current ownership of such shares or interests. Except as set forth in Section 3.03 of the Paligent Disclosure Schedule, each of the outstanding shares of capital stock of each of the Paligent Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by Paligent or another Paligent Subsidiary free and clear of any Liens and were not issued in violation of, nor subject to, any preemptive, subscription or similar rights. Except as set forth in Section 3.03 of the Paligent Disclosure Schedule, there are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, to Paligent's knowledge, voting or transfer of any shares, whether issued or unissued, of any Paligent Subsidiary. Except as set forth in Section 3.03 of the Paligent Disclosure Schedule, Paligent and the Paligent Subsidiaries do not own any equity interests in any person. Except as set forth in Section 3.03 of the Paligent Disclosure Schedule, each Paligent Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business. Each Paligent Subsidiary is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to obtain such qualification or license would not, individually or in the aggregate, have a Paligent Material Adverse Effect. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

SECTION 3.04.    No Violation; Consents and Approvals.

        Except as set forth in Section 3.04 of the Paligent Disclosure Schedule, the execution and delivery by Paligent of the Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not, conflict with or result in any violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under, (a) the terms and conditions or provisions of the certificate of incorporation or by-laws of Paligent or any Paligent Subsidiary, (b) any Law applicable to Paligent or any Paligent Subsidiary or the property or assets of Paligent or any Paligent Subsidiary, or (c) give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien upon any of the properties of Paligent or any Paligent Subsidiary under any Contract to which Paligent or any Paligent Subsidiary is a party or by which Paligent or any Paligent Subsidiary or any assets of Paligent or any Paligent Subsidiary may be bound, except, in the case of clauses (b) and (c), for such conflicts, violations or defaults which are set forth in Section 3.04 of the Paligent Disclosure Schedule and as to which requisite waivers or consents will have been obtained prior to the Closing or which, individually or in the aggregate, would not have a Paligent Material Adverse Effect. Except as set forth in Section 3.04 of the Paligent Disclosure Schedule, no Governmental Approval is required to be obtained or made by or with respect to Paligent or any Paligent Subsidiary in connection with the execution and delivery of this Agreement or the consummation by Paligent of the transactions contemplated hereby.

SECTION 3.05.    Paligent SEC Documents.

        Paligent has timely filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to IFL, true and complete copies of, each report, schedule, registration statement, definitive proxy statement and other document required to be filed by it and its predecessors since January 1, 2004 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Paligent SEC Documents"). As of their respective dates, the Paligent SEC Documents, (a) complied, in all material respects, with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 3.06.    Financial Statements.

        The audited consolidated financial statements and the unaudited consolidated interim financial statements of Paligent included or incorporated by reference in the Paligent SEC Documents (collectively, the "Paligent Financial Statements"), (a) at the time filed, complied as to form in all material respects with applicable accounting requirements and published rules and regulations with respect thereto, (b) fairly present in all material respects the consolidated financial condition and the results of operations and cash flows of Paligent and the Paligent Subsidiaries as of the dates and for the periods indicated (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and other adjustments described therein) and (c) were prepared in accordance with the rules and regulations of the SEC and generally accepted accounting principles ("GAAP") applied consistently throughout the periods involved, except as disclosed therein and in the notes thereto, to the extent permitted by GAAP and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC. Except for those Paligent Subsidiaries listed in Section 3.06 of the Paligent Disclosure Schedule, all of the Paligent Subsidiaries have been consolidated in the Paligent Financial Statements.

SECTION 3.07.    Absence of Certain Changes or Events.

        Since December 31, 2005, each of Paligent and the Paligent Subsidiaries has conducted business only in the ordinary course of business consistent with past practice, and, since such date and except as set forth in Section 3.07 of the Paligent Disclosure Schedules or in the Paligent SEC Documents, there has not been with respect to Paligent or the Paligent Subsidiaries any:

        (a)   change or, to the knowledge of the Paligent, threatened change in the business, assets, operations, condition (financial or otherwise), results of operations or prospects of the business of Paligent or the Paligent Subsidiaries, which has had or could have a Paligent Material Adverse Effect;

        (b)   transactions not in the ordinary course of business consistent with past practice;

        (c)   damage, destruction or loss, whether or not insured, materially affecting Paligent's business or assets;

        (d)   failure to maintain in full force and effect substantially the same level and types of insurance coverage as in effect on December 31, 2005 for destruction, damage, or loss to the business or the assets of Paligent and the Paligent Subsidiaries;

        (e)   change in accounting principles, methods or practices, investment practices, claims, payment and processing practices or policies regarding intercompany transactions;

        (f)    revaluation of any assets;

        (g)   declaration, setting aside, or payment of a dividend or other distribution in respect of the capital stock of Paligent or the Paligent Subsidiaries, or any direct or indirect redemption, purchase or other acquisition of any shares of such capital stock;

        (h)   issuance or sale of any shares of any equity security or of any security exercisable or convertible into or exchangeable for equity securities;

        (i)    amendment to the certificate of incorporation, by-laws or similar organizational documents of Paligent or the Paligent Subsidiaries;

        (j)    sale, assignment or transfer of or lapse of any rights with respect to Intellectual Property, other than in the ordinary course of business consistent with past practice;

        (k)   indebtedness incurred for borrowed money or any commitment to borrow money, any incurrence of a contingent liability or any guaranty or commitment to guaranty the indebtedness of others entered into, by Paligent or the Paligent Subsidiaries;

        (l)    capital expenditure or capital commitment requiring an expenditure of monies in the future by Paligent or the Paligent Subsidiaries, other than transactions in the ordinary course of business consistent with past practice not in excess of $1,000 in the aggregate for Paligent and the Paligent Subsidiaries;

        (m)  cancellation of any debt or waiver or release of any contract, right or claim;

        (n)   amendment, termination or revocation of, or a failure in any material respect to perform obligations or the occurrence of any default under (i) any Contract to which Paligent or the Paligent Subsidiaries is or, as of December 31, 2005, was a party, other than in the ordinary course of business consistent with past practice, or (ii) any License;

        (o)   increase or commitment to increase the salary or other compensation payable or to become payable to Paligent's or the Paligent Subsidiaries' officers, directors, employees, agents or independent contractors, or the payment of any bonus to the foregoing persons except in the ordinary course of business consistent with past practice;

        (p)   execution of termination, severance or similar agreements with any officer, director, employee, agent or independent contractor of Paligent or the Paligent Subsidiaries;

        (q)   entering into any leases of real property or agreement to acquire real property;

        (r)   new or change of any Tax election;

        (s)   steps taken to incorporate any Subsidiary, other than Merger Sub;

        (t)    acquisition or disposition of, or incurrence of a Lien (other than a Permitted Lien) on, any assets and properties of Paligent or any Paligent Subsidiary;

        (u)   transaction by Paligent or any Paligent Subsidiary with any officer, director or Affiliate thereof or any Affiliate of any such officer, director or Affiliate; or

        (v)   any agreement, or other commitment, whether in writing or otherwise, to take any of the actions specified in this Section 3.07, except as expressly contemplated by this Agreement.

SECTION 3.08    Absence of Undisclosed Liabilities.

        Except as set forth in Section 3.08 of the Paligent Disclosure Schedule or in the Paligent Financial Statements, neither Paligent nor any of the Paligent Subsidiaries has any indebtedness, liability or obligation, whether or not accrued, absolute, contingent or otherwise, known or unknown, and whether due or to become due, which was not reflected or reserved against in the balance sheets and the notes thereto which are part of the Latest Paligent SEC Document, except for those (i) incurred in connection with this Agreement or (ii) incurred in the ordinary course of business and in each such case is fully reflected on Paligent's books of account and, individually or in the aggregate, could not reasonably be expected to have a Paligent Material Adverse Effect.

SECTION 3.09.    Personal Property.

        (a)   Each of Paligent and the Paligent Subsidiaries has good, valid and marketable title to, or a valid leasehold interest in, all assets respectively owned or leased by each of them, including, without limitation, all assets reflected in the Paligent Financial Statements and all assets acquired by Paligent or the Paligent Subsidiaries since March 31, 2006 (except for assets which have been sold or otherwise disposed of in the ordinary course of business consistent with past practice), free and clear of all Liens other than Permitted Liens. All personal property of each of Paligent or the Paligent Subsidiaries is in good operating condition and repair, ordinary wear and tear excepted, and is suitable and adequate for the uses for which it is intended or is being used and its use complies in all material respects with applicable Laws. To the knowledge of the Paligent, there are no facts or conditions affecting Paligent, the Paligent Subsidiaries or their assets or business which could, individually or in the aggregate, interfere in any material respect with the use, occupancy or operation thereof as currently (or proposed to be) used, occupied or operated, or their adequacy for such use, except for facts or conditions relating solely to general economic, business or political developments affecting the economy generally.

        (b)   Following the consummation of the transactions contemplated by this Agreement, each of Paligent and the Paligent Subsidiaries will continue to own, pursuant to good, valid and marketable title, or lease, under valid and subsisting leases disclosed in Section 3.09(b) of the Paligent Disclosure Schedule, or otherwise retain its interest in, the assets of Paligent or a Subsidiary of Paligent without incurring any penalty or other adverse consequences, including, without limitation, any increase in any respect in rentals, royalties or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

SECTION 3.10.    Real Property.

        Except as set forth in Section 3.10 of the Paligent Disclosure Schedule, neither Paligent nor any of the Paligent Subsidiaries owns or leases any real property.

SECTION 3.11.    Intellectual Property.

        (a)   Section 3.11(a) of the Paligent Disclosure Schedule sets forth (i) all trade name registrations, trademark registrations, service mark registrations, patents and copyright registrations (and any pending applications for any of the foregoing) that are owned by Paligent or any of the Paligent Subsidiaries, and (ii) all Intellectual Property that is licensed to Paligent or any of the Paligent Subsidiaries by third parties and material to their business. Except as set forth in Section 3.11(a) of the Paligent Disclosure Schedule, none of Paligent or the Paligent Subsidiaries has received any written notice that the rights of Paligent or the Paligent Subsidiaries in their Intellectual Property have been declared unenforceable or otherwise invalid by any court or Governmental Entity. Paligent and the Paligent Subsidiaries have taken commercially reasonable steps to maintain and protect the rights of Paligent and the Paligent Subsidiaries in and to each item of their Intellectual Property, it being understood that Paligent has not registered Intellectual Property which it may have a legal right to register. To the knowledge of Paligent, there are no rights of any Person that would interfere with or prevent the use by Paligent of any of the rights of Paligent and the Paligent Subsidiaries in and to any Intellectual Property that is material to their business. To the knowledge of Paligent, there is no existing third party infringement, misuse, or misappropriation of the Intellectual Property of Paligent or any of the Paligent Subsidiaries. Except as set forth in Section 3.11(a) of the Paligent Disclosure Schedule, with respect to any agreements by which Paligent or the Paligent Subsidiaries are licensed or otherwise are granted the right to use any item of third party Intellectual Property that is material to the respective businesses of Paligent and the Paligent Subsidiaires (the "Paligent IP Licenses"), the consummation of the transactions contemplated by this Agreement shall not cause a breach of such agreements or cause the licensor under such agreements to be able to terminate such agreements.

        (b)   Except as would not have a Paligent Material Adverse Effect, neither Paligent nor any of the Paligent Subsidiaries has interfered with, infringed upon, misappropriated or otherwise violated any Intellectual Property right of any Person.

        (c)   Except as set forth in Section 3.11(c) of the Paligent Disclosure Schedule, no item of Intellectual Property owned by Paligent or any of the Paligent Subsidiaries is subject to any outstanding injunction, judgment, order, decree, ruling or charge to which Paligent or any of the Paligent Subsidiaries is a party or to which its assets are bound. Except as set forth in Section 3.11(c) of the Paligent Disclosure Schedule, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand to which Paligent or any of the Paligent Subsidiaries is a party or to which any of their assets are bound is pending or, to the knowledge of Paligent, threatened which challenges the legality, validity, enforceability or ownership of, or Paligent's or the Paligent Subsidiaries' right to use, any items of Intellectual Property.

        (d)   Except as set forth in Section 3.11(d) of the Paligent Disclosure Schedule, neither Paligent nor any of the Paligent Subsidiaries has agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict of or with any third party Intellectual Property. Except as set forth in Section 3.11(d) of the Paligent Disclosure Schedule and except as would not have a Paligent Material Adverse Effect, (i) Paligent and the Paligent Subsidiaries possess the sole and exclusive good, valid and transferable title in and to all items of Intellectual Property that Paligent and the Paligent Subsidiaries purport to own, free and clear of all Liens, and (ii) no royalties or other payments are required in connection with the use and enjoyment by Paligent or the Paligent Subsidiaries of any of their respective items of Intellectual Property (other than royalties or other payments, in each case not exceeding $10,000 with respect to licenses of commercially available software).

SECTION 3.12.    Litigation; Compliance with Laws.

        (a)   Except as set forth in Section 3.12 of the Paligent Disclosure Schedule or in the Paligent SEC Documents, there are: (i) no claims, actions, suits, investigations or proceedings pending or, to the knowledge of Paligent, threatened against, relating to or affecting Paligent or the Paligent Subsidiaries, the business, the assets, or any employee, officer, director, stockholder, or independent contractor of Paligent or the Paligent Subsidiaries in their capacities as such, and (ii) no orders of any Governmental Entity or arbitrator outstanding against Paligent or the Paligent Subsidiaries, the business, the assets, or any employee, officer, director, stockholder, or independent contractor of Paligent or the Paligent Subsidiaries in their capacities as such, or that could prevent or enjoin, or delay in any respect, consummation of the transactions contemplated hereby. Section 3.12 of the Paligent Disclosure Schedule includes a description of all claims, actions, suits, investigations or proceedings involving Paligent or the Paligent Subsidiaries, the business, the assets, or any employee, officer, director, stockholder or independent contractor of Paligent or the Paligent Subsidiaries in their capacities as such.

        (b)   Paligent and the Paligent Subsidiaries have complied and are in compliance in all material respects with all Laws applicable to Paligent, any Subsidiary of Paligent, its business or its assets. Neither Paligent nor the Paligent Subsidiaries has received notice from any Governmental Entity or other Person of any material violation of Law applicable to Paligent, any of the Paligent Subsidiaries, their business or their assets. Paligent and the Paligent Subsidiaries have obtained and hold all required Licenses (all of which are in full force and effect) from all Government Entities applicable to Paligent, the Paligent Subsidiaries, their business or their assets. No violations are or have been recorded in respect of any such License and no proceeding is pending, or, to the knowledge of Paligent, threatened to revoke or limit any such License.

SECTION 3.13.    Employee Benefit Plans.

        (a)   Except as disclosed on in Section 3.13(a) of the Paligent Disclosure Schedule, (i) neither Paligent nor any of its ERISA Affiliates maintains or sponsors, or has any liability, contingent or otherwise, with respect to, any Benefit Arrangement, (ii) no Benefit Arrangement provides or has ever provided post-retirement medical or health benefits or severance benefits, except to the extent required by Part 6 of Title I of ERISA or similar state laws, and (iii) no Benefit Arrangement is or has ever been a "welfare benefit fund," as defined in Section 419(e) of the Code, or an organization described in Sections 501(c)(9) or 501(c)(20) of the Code. Paligent has made available to IFL true and complete copies of: (i) each written Benefit Arrangement document and a description of each unwritten Benefit Arrangement, (ii) each summary plan description relating to any Benefit Arrangement, (iii) each trust, insurance or other funding contract or agreement relating to any Benefit Arrangement, (iv) each administrative services contract or agreement relating to any Benefit Arrangement, (v) the three most recent annual reports (Forms 5500) for each Benefit Arrangement (including all related schedules), if applicable, and (vi) the most recent Internal Revenue Service determination letter, opinion, notification or advisory letter (as the case may be) for each Benefit Arrangement which is intended to constitute a qualified plan under Section 401 of the Code. Neither Paligent nor any ERISA Affiliate has any obligation or commitment to establish, maintain, operate or administer any new Benefit Arrangement or to amend any Benefit Arrangement so as to increase benefits thereunder or otherwise.

        (b)   Neither Paligent nor any ERISA Affiliate has or has ever had any liability with respect to any Benefit Arrangement that is subject to Title IV of ERISA, including a "multiemployer plan", as defined in Section 3(37) of ERISA or a "single employer plan" within the meaning of Section 4001(a)(15) of ERISA. Neither Paligent nor any ERISA Affiliate has terminated a Benefit Arrangement with respect to which any liability remains outstanding.

        (c)   Each Benefit Arrangement conforms in all respects to, and has been operated and administered in compliance with, its terms and all applicable laws, including ERISA and the Code, and including, but not limited to the requirements of ERISA Sections 601 et seq. and 701 et seq. and Sections 4980B, 9801 and 9802 of the Code. Each Benefit Arrangement intended to be qualified under Section 401(a) of the Code is so qualified and is the subject of a currently effective favorable IRS determination, opinion, notification or advisory letter issued by the IRS. Neither Paligent nor any ERISA Affiliate has incurred or is subject to a tax under Section 4979 of the Code. No Benefit Arrangement has assets that include securities issued by Paligent or any ERISA Affiliate.

        (d)   There are no pending or, to the knowledge of Paligent, threatened actions, suits, claims, trials, arbitrations, investigations or other proceedings by any Person or Governmental Authority, including any present or former participant or beneficiary under any Benefit Arrangement (or any beneficiary of any such participant or beneficiary) involving any Benefit Arrangement or any rights or benefits under any Benefit Arrangement other than ordinary and usual claims for benefits by participants or beneficiaries thereunder. No event has occurred and no condition exists that could subject Paligent or the fund of any Benefit Arrangement to the imposition of any tax or penalty with respect to any Benefit Arrangement, whether by way of indemnity or otherwise. All contributions required to have been made or remitted and all expenses required to have been paid by Paligent to or under any Benefit Arrangement under the terms of any such plan, any agreement or any applicable law have been paid within the time prescribed by any such plan, agreement or law. All contributions to or under any Benefit Arrangement have been currently deductible under the Code when made. No "prohibited transaction" (as defined in ERISA Section 406) or breach of fiduciary responsibility has occurred with respect to any Benefit Arrangement for which a tax, penalty or other liability of whatever nature could be incurred by Paligent, whether by way of indemnity or otherwise.

        (e)   There is no contract, agreement or benefit arrangement covering any current or former employee or director of Paligent or any ERISA Affiliate which, individually or in the aggregate, could be expected to give rise to the payment of any amount which would constitute an "excess parachute payment" (as defined in Section 280G of the Code) or be nondeductible under Section 162(m) of the Code. Neither the execution of this Agreement nor the consummation of any of the transactions contemplated hereby will, either alone or in conjunction with any other event (including the termination of an employee's employment) (i) result in any obligation or liability (with respect to accrued benefits or otherwise) on the part of Paligent or any ERISA Affiliate under any Benefit Arrangement, or to any present or former employee, director, officer, stockholder, contractor or consultant of Paligent or any ERISA Affiliate, (ii) be a trigger event under any Benefit Arrangement that will result in any payment (whether of severance pay or otherwise) becoming due to any such present or former employee, officer, director, stockholder, contractor, or consultant, or (iii) accelerate the time of payment or vesting, or increase the amount, of any compensation theretofore or thereafter due or granted to any employee, officer, director, stockholder, contractor, or consultant of Paligent or any ERISA Affiliate.

        (f)    No Benefit Arrangement is required to comply with the provisions of any foreign law.

        (g)   Other than routine claims for benefits under any Benefit Arrangement, there are no pending, or, to the knowledge of Paligent, threatened, actions or proceedings involving any Benefit Arrangement, or the fiduciaries, administrators, or trustees of any Benefit Arrangement or Paligent or any of its ERISA Affiliates as the employer or sponsor under any Benefit Arrangement, with any of the IRS, the Department of Labor, the PBGC, any participant in or beneficiary of any Benefit Arrangement or any other person whomsoever. Paligent knows of no reasonable basis for any such claim, lawsuit, dispute, action or controversy.

SECTION 3.14.    Taxes.

        Except as set forth in Section 3.14 of the Paligent Disclosure Schedule:

        (a)   Each of Paligent and the Paligent Subsidiaries has timely filed or caused to be timely filed all Tax Returns required to be filed under applicable Tax Laws. All such Tax Returns were, when filed, and continue to be, true, correct and complete in all respects. Neither Paligent nor any of the Paligent Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by the Taxing Authority of any jurisdiction in which Paligent or the Paligent Subsidiaries does not file Tax Returns or pay Taxes that it may be subject to taxation by that jurisdiction, nor is there any meritorious basis for such a claim.

        (b)   All Taxes due and owing by Paligent or any of the Paligent Subsidiaries (whether or not shown on any Tax Return) have been timely paid. Any liability of Paligent or any of the Paligent Subsidiaries for Taxes not yet due and payable, or that are being contested in good faith by appropriate proceedings, have been provided for on the Financial Statements in accordance with GAAP. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Paligent or any of the Paligent Subsidiaries.

        (c)   Each of Paligent and the Paligent Subsidiaries has timely withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code or any comparable provision of any state, local or foreign Laws, any applicable Tax convention, or otherwise).

        (d)   No director, officer, employee or accountant responsible for Tax matters of Paligent or any of the Paligent Subsidiaries expects any Taxing Authority to assess any additional Taxes for any period for which Tax Returns have been filed. No foreign, federal, state or local Tax audits or administrative or judicial Tax proceedings are pending with respect to Paligent or any of the Paligent Subsidiaries. Neither Paligent nor any of the Paligent Subsidiaries has received from any Taxing Authority (i) any notice indicating an intent to commence any audit or other review, (ii) any request for information related to Tax matters, or (iii) any notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any authority against Paligent or any of the Paligent Subsidiaries. Each deficiency resulting from any audit or examination relating to Taxes of Paligent or any of the Paligent Subsidiaries has been timely paid. No issues relating to such Taxes were raised by the relevant Taxing Authority in any completed audit or examination that can reasonably be expected to recur in a later taxable period. None of Paligent or any of the Paligent Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

        (e)   Neither Paligent nor any of the Paligent Subsidiaries is a party to or is bound by any Tax sharing agreement, Tax indemnity obligation or similar agreement, arrangement or practice with respect to Taxes, whether or not in writing (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Taxing Authority).

        (f)    Neither Paligent nor any of the Paligent Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of an adjustment under Section 481 of the Code, a change in method of accounting, any intercompany transactions or any excess loss account described in Treasury Regulations promulgated pursuant to Section 1502 of the Code, the installment method of accounting, the long-term contract method of accounting, the cash method of accounting, any comparable provision of state, local or foreign Tax Law or for any other reason. No items of income or expense will be reallocated under Section 482 of the Code or any similar provision under state Law for any Post-Closing Tax Period with respect to any material transactions or arrangements between or among any of IFL, Paligent or any of the Paligent Subsidiaries.

        (g)   (i) Neither Paligent nor any of the Paligent Subsidiaries has made with respect to it, or any property held by it, any consent under Section 341 of the Code, (ii) no property of either Paligent or any of the Paligent Subsidiaries is "tax exempt use property" within the meaning of Section 168(h) of the Code, and (iii) neither Paligent nor any of the Paligent Subsidiaries is a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1968.

        (h)   Each of Paligent and the Paligent Subsidiaries has made available to IFL (i) complete and correct copies of all its Tax Returns for all taxable periods and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents, submitted, received or agreed to by or on behalf of Paligent or any of the Paligent Subsidiaries and relating to Taxes for all taxable periods for which the statute of limitations has not yet expired.

        (i)    None of Paligent nor any of the Paligent Subsidiaries has any liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or similar provision of state, local or foreign Law), as a transferee, successor, by contract or otherwise.

        (j)    The unpaid Taxes of Paligent and each of the Paligent Subsidiaries (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on Paligent's books and records provided to IFL, and (ii) shall not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Paligent and the Paligent Subsidiaries. Since their inception, neither Paligent nor any of the Paligent Subsidiaries has incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, other than in the ordinary course of business consistent with past practice.

        (k)   It is the present intention of Paligent to continue at least one historic business line of IFL, or to use at least a significant portion of IFL's historic business assets in business, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

SECTION 3.15.    Contracts and Commitments.

        Section 3.15 of the Paligent Disclosure Schedule sets forth a list of all material agreements, Contracts and commitments to which Paligent or any Paligent Subsidiary is a party or by which Paligent, any Paligent Subsidiary or their respective assets are bound (each, a "Paligent Material Contract"), including, without limitation:

        (a)   agreements, contracts, commitments or arrangements involving Paligent's Intellectual Property;

        (b)   employment agreements or severance agreements or employee termination arrangements that are not terminable at will by Paligent or a Paligent Subsidiary without penalty;

        (c)   any change of control agreements with employees of Paligent or any Paligent Subsidiary;

        (d)   agreements, contracts, commitments or arrangements containing any covenant limiting the ability of Paligent or any Paligent Subsidiary to engage in any line of business or to compete with any business or person;

        (e)   agreements or contracts with any officer, director or employee of (i) Paligent or (ii) any Paligent Subsidiary (other than employment, severance and change of control agreements covered by clause (b) or (c) above);

        (f)    agreements or contracts under which Paligent or any Paligent Subsidiary has borrowed or loaned money, or any note, bond, indenture, mortgage, installment obligation or other evidence of indebtedness for borrowed or loaned money or any guarantee of such indebtedness, in each case, relating to amounts in excess of $10,000;

        (g)   joint venture agreements or other agreements involving the sharing of profits;

        (h)   leases pursuant to which personal or real property is leased to or from Paligent or any Paligent Subsidiary;

        (i)    powers of attorney from Paligent or any Paligent Subsidiary;

        (j)    guaranties, suretyships or other contingent agreements of Paligent or any Paligent Subsidiary;

        (k)   all agreements, contracts, commitments and arrangements between Paligent or any Paligent Subsidiary and any Governmental Entity;

        (l)    any agreement, contract, commitment or arrangement relating to capital expenditures with respect to Paligent or any Paligent Subsidiary and involving future payments which exceed $10,000 in any 12-month period;

        (m)  any agreement, contract, commitment or arrangement relating to the acquisition of assets (other than in the ordinary course of business consistent with past practice) or any capital stock of any business enterprise;

        (n)   contracts (other than those covered by clause (a) through (m) above) pursuant to which Paligent and the Paligent Subsidiaries will receive or pay in excess of $10,000 over the life of the contract;

        (o)   any other material agreements, Contracts and commitments whether or not entered into in the ordinary course of business; and

        (p)   all proposed arrangements or contracts of Paligent or the Paligent Subsidiaries which Paligent reasonably expects to be near consummation and of a type that if entered into would be a Contract described in clauses (a) through (o) above.

        Except as set forth in Section 3.15 of the Paligent Disclosure Schedule or in the Paligent SEC Documents, neither Paligent, any Paligent Subsidiary nor, to the knowledge of Paligent, any other party thereto, is in material breach of or in material default under any Paligent Material Contract. Each such Paligent Material Contract is in full force and effect, and is a legal, valid and binding obligation of Paligent and/or the applicable Paligent Subsidiaries and, to the knowledge of Paligent, each of the other parties thereto, enforceable in accordance with its terms.

SECTION 3.16.    Insurance.

        (a)   Section 3.16(a) of the Paligent Disclosure Schedule contains a complete and accurate list of all insurance policies currently providing and that have been providing coverage in favor of Paligent or the Paligent Subsidiaries (or any predecessor) specifying the insurer and type of insurance under each. Paligent has heretofore delivered to IFL true, correct and complete copies of all such policies. Each current policy is in full force and effect, all premiums are currently paid, no notice of cancellation or termination has been received with respect to any such policy and, to the knowledge of Paligent, there is no threatened increase in premiums or cancellation or termination of any such policy. Such policies have been sufficient for compliance with all requirements of law and any Contracts to which Paligent or any of the Paligent Subsidiaries is a party. Neither Paligent nor the Paligent Subsidiaries (or any predecessor) has been refused any insurance with respect to its assets and operations, nor has its coverage been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. Each of Paligent and the Paligent Subsidiaries (or any predecessor) has insured by reputable insurers the assets used by such company (or any predecessor) in the conduct of its business that are of an insurable character against risks of liability, casualty and fire in adequate amounts and consistent with prudent industry practice, and maintains such insurance against hazards, risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses, similarly situated, and such insurance has been effective, in full force and effect, without interruption since the date such company (or any predecessor) commenced business. The insurance specified in Section 3.16(a) of the Paligent Disclosure Schedule has been effective, in full force and effect, without interruption since the date specified in Section 3.16(a) of the Paligent Disclosure Schedule as the initial date of coverage.

        (b)   Except as set forth in Section 3.16(b) of the Paligent Disclosure Schedule or in the Paligent SEC Documents, there is no pending claim by Paligent or the Paligent Subsidiaries under any insurance policy listed in Section 3.16(b) of the Paligent Disclosure Schedule. Section 3.16(b) of the Paligent Disclosure Schedule sets forth all claims by Paligent or the Paligent Subsidiaries (whether or not resolved) under any insurance policy, which claims have been outstanding at any time since January 1, 2006. Except as set forth in Section 3.16(b) of the Paligent Disclosure Schedule, neither the business nor the assets of Paligent or the Paligent Subsidiaries has had any casualty loss or occurrence which may give rise to any claim of any kind not covered by insurance and the Paligent and the Paligent Subsidiaries are not aware of any occurrence which may give rise to any claim not covered by insurance.

SECTION 3.17.    Labor Matters.

        Except as set forth in Section 3.17 of the Paligent Disclosure Schedule: (a) Paligent has performed all material obligations under all Contracts, applicable Law or otherwise with respect to their respective employees, independent sales representatives, consultants, agents, officers, directors and independent contractors, and have paid or properly accrued for in the Paligent Financial Statements all wages, salaries, commissions, bonuses, severance pay, vacation pay, benefits and other direct compensation for all services performed by them to the date hereof and all amounts required to be reimbursed to such Persons; (b) Paligent is in compliance in all material respects with all federal, state, local and foreign Laws and regulations respecting employment and employment practices, terms and conditions of employment, wages, hours, collective bargaining, safety and health, work authorization, equal employment opportunity, immigration, withholding, unemployment compensation, worker's compensation and employee privacy and right to know; (c) there is no pending, or to the knowledge of Paligent, any threatened, charge, complaint, allegation, application or other process against Paligent before the National Labor Relations Board or any other comparable Governmental Entity; (d) there is, and have been, (i) no labor strike, dispute, slowdown or work stoppage or other job action pending, or to the knowledge of Paligent, threatened against or otherwise affecting or involving Paligent or (ii) no lawsuits (other than grievance proceedings) pending, or to the knowledge of Paligent, threatened between Paligent and any current or former employee or independent contractor of Paligent or any union or other collective bargaining unit representing any current or former employee of Paligent; (e) no employees of Paligent are covered by any collective bargaining agreements and, to the knowledge of Paligent, no effort is being made by any union to organize any of the employees of Paligent; and (f) to its knowledge, Paligent has not hired any illegal aliens as employees or independent contractors.

SECTION 3.18.    Environmental Matters.

        Except as set forth in Section 3.18 of the Paligent Disclosure Schedule or in the Paligent SEC Documents:

        (a)   Each of Paligent and the Paligent Subsidiaries have complied in all material respects at all times with all applicable Environmental Laws and their requirements. Paligent and each of the Paligent Subsidiaries has obtained all necessary Licenses and filed all required reports and notifications pursuant to all Environmental Laws. All such Licenses are in good standing, and each of Paligent and the Paligent Subsidiaries has complied at all times with all terms and conditions of such Licenses. Neither Paligent or any of the Paligent Subsidiaries has received any notice or communications from any Governmental Entity with respect to any violation of Environmental Law.

        (b)   No Environmental Claim has been filed by or against Paligent or any of the Paligent Subsidiaries, and neither Paligent nor any of the Paligent Subsidiaries has received any written notice of any investigation, claim or review which has occurred or is pending or threatened against it by any Governmental Entity with respect to any Environmental Laws. Neither Paligent nor any of the Paligent Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable foreign, state or local Law. Neither Paligent nor any of the Paligent Subsidiaries has transported or arranged for the transport, treatment or disposal of any Regulated Substances to any location.

        (c)   Neither Paligent nor any of the Paligent Subsidiaries has ever generated, manufactured, used, transported, treated, stored, handled, disposed of, discharged, released, transferred, produced or processed any Regulated Substance at, to, under or on any real property owned, operated or leased by Paligent or any of the Paligent Subsidiaries, or any other location. No written or oral notification of a discharge or release of Regulated Substances by Paligent or any of the Paligent Subsidiaries has been registered or filed by or on behalf of Paligent or any of the Paligent Subsidiaries, and no site or facility now or previously owned, operated or leased by Paligent or any of the Paligent Subsidiaries is listed on the United States Environmental Protection Agency's National Priorities List of Uncontrolled Hazardous Waste Sites or any similar list of sites requiring investigation or clean-up.

        (d)   No Liens have arisen under or pursuant to any Environmental Law on any site or facility now or previously owned, operated or leased by Paligent or any of the Paligent Subsidiaries, and, to the knowledge of Paligent, no Governmental Entity has taken, or is in the process of taking, any action that could subject any such site or facility to such Liens. There are no conditions existing at any real property ever owned, operated or leased by Paligent or any of the Paligent Subsidiaries that will require now or in the future remedial or corrective action, removal, monitoring or closure pursuant to Environmental Law.

        (e)   Neither Paligent nor any of the Paligent Subsidiaries has contractually, or by operation of Law, assumed or succeeded to any liabilities related to Environmental Laws of any predecessors of Paligent or the Paligent Subsidiaries.

SECTION 3.19.    Transactions with Affiliates.

        Except as set forth in Section 3.19 of the Paligent Disclosure Schedule or in the Paligent SEC Documents, none of Paligent; Paligent's Subsidiaries; the officers, directors, managers or Affiliates of any of Paligent, or Paligent's Subsidiaries, or the Affiliates of any such officer, director or manager: (a) has borrowed money from, or loaned money to, Paligent or the Paligent Subsidiaries, (b) is a party to any Contract with Paligent or the Paligent Subsidiaries, (c) has asserted or threatened to assert any claim against Paligent or the Paligent Subsidiaries, (d) is engaged in any transaction with Paligent or the Paligent Subsidiaries, (e) has any direct or indirect financial interest in any competitor, supplier, customer, lessor, lessee, distributor, or sales agent of Paligent, the Paligent Subsidiaries or the business, or otherwise does business with Paligent or any of the Paligent Subsidiaries, (f) owns, directly or indirectly, in whole or in part, or has any other interest in, any tangible or intangible property or other assets which Paligent or the Paligent Subsidiaries uses or has used or proposes to use in the conduct of the business or otherwise, or (g) has any claim whatsoever against, or owes any amount to, Paligent or any of the Paligent Subsidiaries. The arrangements listed in Section 3.19 of the Paligent Disclosure Schedule pursuant to, or are included the Paligent SEC Documents and would be included under, clauses (a), (b) or (d) of this Section 3.19 are on an arms-length basis.

SECTION 3.20.    Brokers.

        No broker, finder or financial advisor or other person is entitled to any brokerage fees, commissions, finders' fees or financial advisory fees in connection with the transactions contemplated hereby by reason of any action taken by Paligent or any of their respective directors, officers, employees, representatives or agents, except for the fees and expenses set forth in Section 3.20 of the Paligent Disclosure Schedule.

SECTION 3.21.    Certain Agreements.

        Except as set forth in Section 3.21 of the Paligent Disclosure Schedule or the Paligent SEC Documents, neither Paligent nor any Paligent Subsidiary is a party to any: (a) agreement with any director, officer or other employee of Paligent or any Paligent Subsidiary, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Paligent of the nature contemplated by this Agreement; or (b) agreement or plan (including Paligent Plans), any of the benefits of or rights under which will be increased, or the vesting or payment of the benefits of or rights under which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

SECTION 3.22.    Absence of Certain Commercial Practices.

        Neither Paligent nor any Paligent Subsidiary, nor, to the knowledge of Paligent, any director, officer, agent, employee or other person acting on behalf of Paligent or any Paligent Subsidiary, has: (i) given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, or governmental employee or official or any other person who is or may be in a position to help or hinder Paligent or any Paligent Subsidiary or assist Paligent or any Paligent Subsidiary in connection with any proposed transaction, which gift or similar benefit, if not given in the past, might have materially and adversely affected the business or prospects of Paligent or any Paligent Subsidiary, or which, if not continued in the future, might materially and adversely affect the business or prospects of Paligent or any Paligent Subsidiary; or (ii) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful contributions, payments or gifts, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither Paligent nor any Paligent Subsidiary, nor, to the knowledge of Paligent, any director, officer, agent, employee or other person acting on behalf of Paligent or any Paligent Subsidiary, has accepted or received any unlawful contributions, payments, gifts or expenditures.

SECTION 3.23.    Bank Accounts.

        Section 3.23 of the Paligent Disclosure Schedule sets forth an accurate list of each bank, trust company, savings institution or other financial institution with which Paligent has an account or safe deposit box and the names and identification of all persons authorized to draw thereon or to have access thereto, and sets forth the names of each person holding powers of attorney or agency authority from Paligent, as applicable, and a summary of the terms thereof and the names of each person holding credit cards in the name of Paligent, with the credit cards being so held identified.

SECTION 3.24.    Corporate Names.

        Section 3.24 of the Paligent Disclosure Schedule sets forth a complete and accurate list of names used by Paligent in addition to its corporate name.

SECTION 3.25.    No Current Operations

        Except as set forth in Section 3.25 of the Paligent Disclosure Schedule, Paligent and the Paligent Subsidiaries have no current business operations. Except as set forth in Section 3.25 of the Paligent Disclosure Schedule or the SEC Documents, Paligent and the Paligent Subsidiaries have (i) disposed (whether by sale, liquidation or otherwise) of all of their active business operations and (ii) neither Paligent nor the Paligent Subsidiaries have any liabilities or obligations to the acquirors of such business operations, nor did the terms of disposition require them to retain any liabilities of such disposed business operations.

SECTION 3.26.    Books and Records.

        The books of account, minute books, stock record books and other records of Paligent and the Paligent Subsidiaries, all of which have been made available to IFL, are complete and correct in all material respects and have been maintained in accordance with sound business practices in all material respects.

SECTION 3.27.    Full Disclosure.

        No representation or warranty, exhibit or schedule furnished by or on behalf of Paligent or any of the Paligent Subsidiaries in this Agreement or any other Transaction Document contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. None of Paligent or the Paligent Subsidiaries has any knowledge of any facts pertaining to Paligent or the Paligent Subsidiaries, or their business or assets that could have a Paligent Material Adverse Effect and that have not been disclosed in this Agreement, the schedules and exhibits hereto and the Transaction Documents, except for any facts relating solely to general economic, business or political developments affecting the economy generally.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF IFL

        Except as set forth in the applicable section of the disclosure schedule delivered by IFL to Paligent prior to the execution of this Agreement (the "IFL Disclosure Schedule"), IFL represents and warrants to Paligent as follows:

SECTION 4.01.    Organization of IFL; Authority.

        IFL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to enter into the Transaction Documents, to consummate the transactions contemplated hereby and thereby, to own, lease and operate its properties and to conduct its business. Subject to the receipt of stockholder approval, the execution, delivery and performance by IFL of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of IFL, including, without limitation, the approval of the board of directors of IFL. The Transaction Documents have been duly executed and delivered by IFL and, assuming that the Transaction Documents constitute a valid and binding obligation of Paligent, constitute a valid and binding obligation of IFL. IFL is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to obtain such qualification or license would not, individually or in the aggregate, have an IFL Material Adverse Effect. IFL has heretofore delivered or made available to Paligent complete and correct copies of the articles of incorporation and by-laws of IFL, the minute books and stock transfer records of IFL, as in effect as of the date of this Agreement. IFL is not in violation of its organizational documents.

SECTION 4.02.    Capitalization.

        (a)   The authorized and outstanding capital stock of IFL is set forth in Section 4.02(a) of the IFL Disclosure Schedule (the "IFL Capital Stock"). All of the outstanding shares of the IFL Capital Stock are validly issued, fully paid and non-assessable and are owned by the stockholders and in the amounts in Section 4.02(a) of IFL Disclosure Schedule. To IFL's knowledge, none of the outstanding shares of IFL Capital Stock or other securities of IFL was issued in violation of any Law, including, without limitation, state and federal securities laws. Except as set forth in Section 4.02(a) of the IFL Disclosure Schedule, there are no Liens on or with respect to any outstanding shares of IFL Capital Stock. At the Closing Date and immediately prior to the Merger, the outstanding Shares of IFL Capital Stock will be free and clear of all Liens and any other restriction (except (i) restrictions on transfer under the provisions of applicable federal, foreign and state securities law or (ii) solely as a result of acts of the Merger Sub or any of its Affiliates).

        (b)   Except as set forth in Section 4.02(b) of the IFL Disclosure Schedule, there are no outstanding: (i) securities convertible into or exchangeable for IFL Capital Stock; (ii) options, warrants or other rights to purchase or subscribe for IFL Capital Stock; or (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any IFL Capital Stock, any such convertible or exchangeable securities or any such options, warrants or rights. Except as set forth in Section 4.02(b) of the IFL Disclosure Schedule, there is no outstanding right, option or other agreement of any kind to purchase or otherwise to receive from IFL, or any stockholder of IFL, any ownership interest in IFL, and there is no outstanding right or security of any kind convertible into such ownership interest. Except as set forth in Section 4.02(b) of the IFL Disclosure Schedule, there are no voting trusts, proxies or other similar agreements or understandings with respect to the shares of IFL Capital Stock. Except as set forth in Section 4.02(b) of the IFL Disclosure Schedule, there are no obligations, contingent or otherwise, of IFL to repurchase, redeem or otherwise acquire any shares of IFL Capital Stock or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person. Except as set forth in Section 4.02(b) of the IFL Disclosure Schedule, there are no accrued and unpaid dividends with respect to any outstanding shares of IFL Capital Stock.

SECTION 4.03.    Subsidiaries.

        Section 4.03 of the IFL Disclosure Schedule contains a list of the name of each Subsidiary of IFL (each such corporation, partnership or other entity being referred to herein as a "IFL Subsidiary"). Section 4.03 of the IFL Disclosure Schedule sets forth, with respect to each IFL Subsidiary, its type of entity, the jurisdiction of its organization, its authorized and outstanding capital stock, partnership interests or equivalent ownership interests and IFL's current ownership of such shares or interests. Except as set forth in Section 4.03 of the IFL Disclosure Schedule, each of the outstanding shares of capital stock of each of the IFL Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by IFL or another IFL Subsidiary free and clear of any Liens and were not issued in violation of, nor subject to, any preemptive, subscription or similar rights. Except as set forth in Section 4.03 of the IFL Disclosure Schedule, there are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, to IFL's knowledge, voting or transfer of any shares, whether issued or unissued, of any IFL Subsidiary. Except as set forth in Section 4.03 of the IFL Disclosure Schedule, IFL and the IFL Subsidiaries do not own any equity interests in any person. Each IFL Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business. Each IFL Subsidiary is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to obtain such qualification or license would not, individually or in the aggregate, have a IFL Material Adverse Effect.

SECTION 4.04.    No Violation; Consents and Approvals.

        Except as set forth in Section 4.04 of the IFL Disclosure Schedule, the execution and delivery by IFL of the Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof conflict with, or result in any violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under, (a) the terms and conditions or provisions of the certificate of incorporation or by-laws of IFL, (b) any Laws applicable to IFL or the property or assets of IFL, or (c) give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien upon any of the properties of IFL under, any Contracts to which IFL is a party or by which IFL or any of its assets may be bound, except, in the case of clauses (b) and (c), for such conflicts, violations or defaults as to which requisite waivers or consents will have been obtained prior to the Closing or which, individually or in the aggregate, would not have an IFL Material Adverse Effect. Except as set forth in Section 4.04 of the IFL Disclosure Schedule, no Governmental Approval is required to be obtained or made by or with respect to IFL or any IFL Subsidiary in connection with the execution and delivery of this Agreement or the consummation by IFL of the transactions contemplated hereby, except where the failure to obtain such Governmental Approval would not, individually or in the aggregate, have an IFL Material Adverse Effect.

SECTION 4.05.    [Reserved]

SECTION 4.06.    Financial Statements.

        (a)   Attached as Section 4.06 to the IFL Disclosure Schedule are true and complete copies of: (i) the unaudited balance sheets of IFL from inception through December 31, 2005 and the related unaudited statements of income, stockholders' equity and cash flows of IFL for the respective 12-month period then ended, (including all related notes and schedules, the "IFL Year-End Financial Statements"), and (ii) the unaudited balance sheets of IFL as of June 30, 2006 and the related consolidated statements of income, stockholders equity and cash flows of IFL for the three month period then ended (including all notes and related schedules, the "IFL Interim Financial Statements" and collectively with the Year-End Financial Statements, the "IFL Financial Statements"). The IFL Financial Statements (1) were prepared in accordance with the books of account and other financial records of IFL, (2) fairly present in all material respects the consolidated financial condition and results of operations of IFL as at the respective dates thereof and for the periods covered thereby, (3) have been prepared in accordance with GAAP throughout the periods involved except as disclosed therein and in the notes thereto, to the extent permitted by GAAP and (4) include all adjustments that are necessary to fairly present the financial condition of IFL and the results of operations and cash flows of IFL as of the dates thereof and for the periods covered thereby.

        (b)   The books of account of IFL reflect all of its items of income and expense, and substantially all of their assets, liabilities and accruals, and are prepared and maintained in form and substance adequate for preparing audited financial statements, in accordance with GAAP. IFL has filed all reports required by any Law to be filed by it, and it has duly paid or accrued on its books of account all applicable duties and charges due pursuant to such reports.

        (c)   IFL has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary, (1) to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements and (2) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

SECTION 4.07.    Absence of Certain Changes or Events.

        Since December 31, 2005, IFL has conducted business only in the ordinary course of business consistent with past practice, and, since such date and except as set forth in Section 4.07 to the IFL Disclosure Schedule, there has not been with respect to IFL any:

        (a)   change or, to the knowledge of the IFL, threatened change in the business, assets, operations, condition (financial or otherwise), results of operations or prospects of the business of IFL, which has had or could have an IFL Material Adverse Effect;

        (b)   transactions not in the ordinary course of business consistent with past practice;

        (c)   damage, destruction or loss, whether or not insured, materially affecting the business or the assets of IFL;

        (d)   failure to maintain in full force and effect substantially the same level and types of insurance coverage as in effect on December 31, 2005 for destruction, damage, or loss to the business or the assets of IFL;

        (e)   change in accounting principles, methods or practices, investment practices, claims, payment and processing practices or policies regarding intercompany transactions;

        (f)    revaluation of any assets or write-down of the value of any Inventories;

        (g)   declaration, setting aside, or payment of a dividend or other distribution in respect of the IFL Capital Stock, or any direct or indirect redemption, purchase or other acquisition of any shares of such IFL Capital Stock;

        (h)   issuance or sale of any shares of any equity security or of any security exercisable or convertible into or exchangeable for equity securities;

        (i)    amendment to the certificate of incorporation, by-laws or similar organizational documents of IFL;

        (j)    sale, assignment or transfer of or lapse of any rights with respect to Intellectual Property;

        (k)   indebtedness incurred for borrowed money or any commitment to borrow money, any incurrence of a contingent liability or any guaranty or commitment to guaranty the indebtedness of others entered into, by IFL;

        (l)    capital expenditure or capital commitment requiring an expenditure of monies in the future by IFL, other than transactions in the ordinary course of business consistent with past practice not in excess of $10,000 in the aggregate for IFL;

        (m)  cancellation of any debt or waiver or release of any contract, right or claim, except for cancellations, waivers and releases in the ordinary course of business consistent with past practice of IFL which do not exceed $10,000 in the aggregate for IFL;

        (n)   amendment, termination or revocation of, or a failure in any material respect to perform obligations or the occurrence of any default under (i) any Contract (including, without limitation, leases) to which IFL is or, as of December 31, 2005, was a party, other than in the ordinary course of business consistent with past practice, or (ii) any License;

        (o)   increase or commitment to increase the salary or other compensation payable or to become payable to IFL's officers, directors, employees, agents or independent contractors, or the payment of any bonus to the foregoing persons except in the ordinary course of business consistent with past practice;

        (p)   execution of termination, severance or similar agreements with any officer, director, employee, agent or independent contractor of IFL;

        (q)   entering into any leases of real property or agreement to acquire real property;

        (r)   new or change of any Tax election;

        (s)   steps taken to incorporate any subsidiary

        (t)    acquisition or disposition of, or incurrence of a Lien (other than a Permitted Lien) on, any assets and properties of IFL;

        (u)   transaction by IFL with any officer, director or Affiliate thereof or any Affiliate of any such officer, director or Affiliate; or

        (v)   agreement, or other commitment, whether in writing or otherwise, to take any of the actions specified in this Section 4.07, except as expressly contemplated by this Agreement.

SECTION 4.08.    Absence of Undisclosed Liabilities.

        Except as set forth in Section 4.08 of the IFL Disclosure Schedule, IFL has no indebtedness, liability or obligation, whether or not accrued, absolute, contingent or otherwise, known or unknown, and whether due or to become due, which was not reflected or reserved against in the balance sheets which are part of the IFL Financial Statements, except for those (i) incurred in connection with this Agreement or (ii) incurred in the ordinary course of business subsequent to June 30, 2006 and in each such case are fully reflected on IFL's books of account, and individually or in the aggregate, could not reasonably be expected to have an IFL Material Adverse Effect.

SECTION 4.09.    Personal Property.

        (a)   Except as set forth on Section 4.09 of the IFL Disclosure Schedule, IFL has good, valid and marketable title to, or a valid leasehold interest in, all assets respectively owned or leased by it, including, without limitation, all assets reflected in the IFL Financial Statements and all assets acquired by IFL since the date of the IFL Interim Financial Statements (except for Inventory and assets which have been sold or otherwise disposed of in the ordinary course of business consistent with past practice), free and clear of all Liens other than Permitted Liens. At Closing, the Surviving Corporation will acquire good, valid, legal, equitable and marketable title to all of the assets of IFL, free and clear of all Liens (other than Permitted Liens) and any other restrictions. All personal property of IFL is in good operating condition and repair, ordinary wear and tear excepted, and is suitable and adequate for the uses for which it is intended or is being used and its use complies in all material respects with all applicable Laws. Except for inventory disposed of in the ordinary course of business consistent with past practice, the assets of IFL constitute all the assets (whether inchoate, tangible or intangible) and property (whether real or personal) necessary to conduct its business as presently conducted and as previously conducted. To the knowledge of the IFL, there are no facts or conditions affecting the IFL, its assets or its business which could, individually or in the aggregate, interfere in any material respect with the use, occupancy or operation thereof as currently (or proposed to be) used, occupied or operated, or their adequacy for such use, except for facts or conditions relating solely to general economic, business or political developments affecting the economy generally.

        (b)   Following the consummation of the transactions contemplated by this Agreement, the Surviving Corporation will own, pursuant to good, valid and marketable title, or lease, under valid and subsisting leases disclosed on Section 4.09 of the IFL Disclosure Schedule the assets of IFL without incurring any penalty or other adverse consequences, including, without limitation, any increase in any respect in rentals, royalties or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

SECTION 4.10.    Real Property.

        (a)   IFL does not own any real property.

        (b)   Section 4.10(b) of the IFL Disclosure Schedule contains a true, correct and complete description of each parcel of real property leased by IFL (together with all buildings, structures, facilities, fixtures and other improvements thereon, the "IFL Leased Real Property"), and lists each such lease (the "IFL Real Property Leases"), including (i) the name of the landlord, (ii) the location of the property, (iii) the date of the lease (and the commencement date of the lease, if different), (iv) the term of the lease, (v) annual base rents, (vi) additional rent, (vii) rental prepayments, (viii) security deposits, (ix) rent abatements, and (x) any amendments to the lease.

        (c)   Except as disclosed on Section 4.10(c) of the IFL Disclosure Schedule, IFL is the tenant under the IFL Real Property Leases as set forth in Section 4.10(b) of the IFL Disclosure Schedule and nothing has been done or suffered by IFL whereby any IFL Real Property Lease has been encumbered in any way and IFL has good right to assign its interest under the IFL Real Property Leases, free and clear of all subleases, occupancy agreements and other rights of occupancy or possession (collectively, "IFL Sublease Agreements"), Liens, other than Permitted Liens, and is in sole possession of each parcel of IFL Leased Real Property. Except as set forth on Section 4.10(c) of the IFL Disclosure Schedule, all rent presently due under each IFL Real Property Lease has been paid in full through August 31, 2006. Except as disclosed on Section 4.10(d) of the IFL Disclosure Schedule, IFL has not granted and does not currently grant a subleasehold interest or other right of occupancy possession in any IFL Leased Real Property pursuant to a IFL Sublease Agreement.

        (d)   IFL has adequate rights of ingress and egress with respect to the IFL Leased Real Property. IFL does not owe any brokerage commissions with respect to any IFL Leased Real Property, IFL Real Property Lease or IFL Sublease Agreement. No tenant or other party in possession of any of the IFL Leased Real Property has any right to purchase or lease, or holds any right of first refusal to purchase or lease, such properties. There are no condemnation or appropriation proceedings pending or, to the knowledge of IFL, threatened against the IFL Leased Real Property. IFL has complied, and is in compliance, with all Laws and has obtained and presently holds all Licenses including, without limitation, all permanent certificates of occupancy, required by Laws applicable to the IFL Leased Real Property which it leases.

        (e)   IFL has delivered or made available to Paligent prior to the execution of this Agreement true, correct and complete copies of (i) all leases, certificates of occupancy, fire and casualty insurance policies and similar documents, and all amendments thereof, with respect to the IFL Leased Real Property, and (ii) all IFL Real Property Leases (including all amendments and renewal letters and IFL Sublease Agreements), if any.

        (f)    The buildings, structures, facilities, fixtures and other improvements constituting a portion of the IFL Leased Real Property are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, and are adequate and suitable for the purposes for which they are presently being used. IFL has not received any notice under any IFL Real Property Lease or IFL Sublease Agreement or from any insurance company which has issued a policy with respect to any portion of the IFL Leased Real Property to repair or pay for any repair related to the IFL Leased Real Property with which such parties have not complied. To the knowledge of IFL, if any IFL Leased Real Property subject to an IFL Real Property Lease were surrendered to the landlord thereunder in its present condition, such IFL Leased Real Property would be required to be accepted by the landlord in such condition pursuant to the terms of the related IFL Real Property Lease.

        (g)   Each IFL Real Property Lease is in full force and effect. Neither IFL nor any landlord under any IFL Real Property Lease is in default thereunder. No landlord under any IFL Real Property Lease has made any claim against IFL under an IFL Real Property Lease or otherwise, and IFL has no notice of a default, offset or counterclaim under any IFL Real Property Lease and no event or condition exists which constitutes or would constitute a default or is reasonably likely to constitute a default under any IFL Real Property Lease.

        (h)   Except as set forth on Section 4.10(h) of the IFL Disclosure Schedule, all work required to be performed by each landlord under a IFL Real Property Lease has been completed to the satisfaction of IFL. All work allowances have been paid in full except as set forth on Section 4.10(h) of the IFL Disclosure Schedule.

        (i)    Except as set forth on Section 4.10(i) of the IFL Disclosure Schedule, no consents of any landlord, mortgagee, or any other party are required or otherwise desirable for the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

SECTION 4.11.    Intellectual Property.

        (a)   Section 4.11(a) of the IFL Disclosure Schedule sets forth (i) all trade name registrations, trademark registrations, service mark registrations, patents and copyright registrations (and any pending applications for any of the foregoing) hat are owned by IFL and (ii) all Intellectual Property that is licensed to IFL by third parties and material to its business. Except as set forth in Section 4.11(a) of the IFL Disclosure Schedule, IFL has not received any written notice that the rights of IFL in the IFL Intellectual Property have been declared unenforceable or otherwise invalid by any court or Governmental Entity. IFL has taken commercially reasonable steps to maintain and protect its rights in and to each item of the IFL Intellectual Property. To the knowledge of IFL, there are no rights of any Person that would interfere with or prevent the use by IFL of any of its rights in and to any IFL Intellectual Property that is material to its business. To the knowledge of IFL, there is no existing third party infringement, misuse, or misappropriation of the IFL Intellectual Property. Except as set forth in Section 4.11(a) of the IFL Disclosure Schedule, with respect to any agreements by which IFL is licensed or otherwise is granted the right to use any item of third party Intellectual Property that is material to the respective business of IFL (the "IFL IP Licenses"), the consummation of the transactions contemplated by this Agreement shall not cause a breach of such agreements or cause the licensor under such agreements to be able to terminate such agreements.

        (b)   Except as would not have an IFL Material Adverse Effect, IFL has not interfered with, infringed upon, misappropriated or otherwise violated any Intellectual Property right of any Person.

        (c)   Except as set forth in Section 4.11(c) of the IFL Disclosure Schedule, no item of IFL Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling or charge to which IFL is a party or to which its assets are bound. Except as set forth in Section 4.11(c) of the IFL Disclosure Schedule, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand to which IFL is a party or to which its assets are bound is pending or, to the knowledge of IFL, threatened which challenges the legality, validity, enforceability or ownership of, or its right to use, any items of IFL Intellectual Property.

        (d)   Except as set forth in Section 4.11(d) of the IFL Disclosure Schedule, IFL has not agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict of or with any third party IFL Intellectual Property. Except as set forth in Section 4.11(d) of the IFL Disclosure Schedule and except as would not have an IFL Material Adverse Effect, (i) IFL possesses the sole and exclusive good, valid and transferable title in and to all items of IFL Intellectual Property that IFL purports to own, free and clear of all Liens, and (ii) no royalties or other payments are required in connection with the use and enjoyment by IFL of any of the IFL Intellectual Property (other than royalties or other payments, in each case not exceeding $10,000 with respect to licenses of commercially available software).

SECTION 4.12.    Litigation; Compliance with Laws.

        (a)   Except as set forth in Section 4.12 of the IFL Disclosure Schedule, there are: (i) no claims, actions, suits, investigations or proceedings pending or, to the knowledge of IFL, threatened against, relating to or affecting IFL, its business, its assets, or any employee, officer, director, stockholder, or independent contractor of IFL in their capacities as such, and (ii) no orders of any Governmental Entity or arbitrator are outstanding against IFL, its business, its assets, or any employee, officer, director, stockholder, or independent contractor of IFL in their capacities as such, or that could prevent or enjoin, or delay in any respect, consummation of the transactions contemplated hereby. Section 4.12 of the IFL Disclosure Schedule includes a description of all claims, actions, suits, investigations or proceedings involving IFL, its business, its assets, or any employee, officer, director, stockholder or independent contractor of IFL in their capacities as such.

        (b)   IFL has complied and is in compliance in all material respects with all Laws applicable to IFL, its business or its assets. IFL has not received notice from any Governmental Entity or other Person of any material violation of Law applicable to it, its business or its assets. IFL has obtained and holds all required Licenses (all of which are in full force and effect) from all Government Entities applicable to it, its business or its assets. No violations are or have been recorded in respect of any such License and no proceeding is pending, or, to the knowledge of IFL threatened to revoke or limit any such License.

SECTION 4.13.    Employee Benefit Plans.

        (a)   Except as disclosed in Section 4.13(a) of the IFL Disclosure Schedule, (i) neither IFL nor any of its ERISA Affiliates maintains or sponsors, or has any liability, contingent or otherwise, with respect to, any Benefit Arrangement, (ii) no Benefit Arrangement provides or has ever provided post-retirement medical or health benefits or severance benefits, except to the extent required by Part 6 of Title I of ERISA or similar state laws, and (iii) no Benefit Arrangement is or has ever been a "welfare benefit fund," as defined in Section 419(e) of the Code, or an organization described in Sections 501(c)(9) or 501(c)(20) of the Code. IFL has made available to Paligent true and complete copies of: (i) each written Benefit Arrangement document and a description of each unwritten Benefit Arrangement, (ii) each summary plan description relating to any Benefit Arrangement, (iii) each trust, insurance or other funding contract or agreement relating to any Benefit Arrangement, (iv) each administrative services contract or agreement relating to any Benefit Arrangement, (v) the three most recent annual reports (Forms 5500) for each Benefit Arrangement (including all related schedules), if applicable, and (vi) the most recent Internal Revenue Service determination letter, opinion, notification or advisory letter (as the case may be) for each Benefit Arrangement which is intended to constitute a qualified plan under Section 401 of the Code. Neither IFL nor any ERISA Affiliate has any obligation or commitment to establish, maintain, operate or administer any new Benefit Arrangement or to amend any Benefit Arrangement so as to increase benefits thereunder or otherwise.

        (b)   Neither IFL nor any ERISA Affiliate has or has ever had any liability with respect to any Benefit Arrangement that is subject to Title IV of ERISA, including a "multiemployer plan", as defined in Section 3(37) of ERISA or a "single employer plan" within the meaning of Section 4001(a)(15) of ERISA. Neither IFL nor any ERISA Affiliate has terminated a Benefit Arrangement with respect to which any liability remains outstanding.

        (c)   Each Benefit Arrangement conforms in all respects to, and has been operated and administered in compliance with, its terms and all applicable laws, including ERISA and the Code, and including, but not limited to the requirements of ERISA Sections 601 et seq. and 701 et seq. and Sections 4980B, 9801 and 9802 of the Code. Each Benefit Arrangement intended to be qualified under Section 401(a) of the Code is so qualified and is the subject of a currently effective favorable IRS determination, opinion, notification or advisory letter issued by the IRS. Neither IFL nor any ERISA

Affiliate has incurred or is subject to a tax under Section 4979 of the Code. No Benefit Arrangement has assets that include securities issued by IFL or any ERISA Affiliate.

        (d)   There are no pending or, to the knowledge of IFL, threatened actions, suits, claims, trials, arbitrations, investigations or other proceedings by any Person or Governmental Authority, including any present or former participant or beneficiary under any Benefit Arrangement (or any beneficiary of any such participant or beneficiary) involving any Benefit Arrangement or any rights or benefits under any Benefit Arrangement other than ordinary and usual claims for benefits by participants or beneficiaries thereunder. No event has occurred and no condition exists that could subject IFL or the fund of any Benefit Arrangement to the imposition of any tax or penalty with respect to any Benefit Arrangement, whether by way of indemnity or otherwise. All contributions required to have been made or remitted and all expenses required to have been paid by IFL to or under any Benefit Arrangement under the terms of any such plan, any agreement or any applicable law have been paid within the time prescribed by any such plan, agreement or law. All contributions to or under any Benefit Arrangement have been currently deductible under the Code when made. No "prohibited transaction" (as defined in ERISA Section 406) or breach of fiduciary responsibility has occurred with respect to any Benefit Arrangement for which a tax, penalty or other liability of whatever nature could be incurred by IFL, whether by way of indemnity or otherwise.

        (e)   There is no contract, agreement or benefit arrangement covering any current or former employee or director of IFL or any ERISA Affiliate which, individually or in the aggregate, could be expected to give rise to the payment of any amount which would constitute an "excess parachute payment" (as defined in Section 280G of the Code) or be nondeductible under Section 162(m) of the Code. Neither the execution of this Agreement nor the consummation of any of the transactions contemplated hereby will, either alone or in conjunction with any other event (including the termination of an employee's employment) (i) result in any obligation or liability (with respect to accrued benefits or otherwise) on the part of IFL or any ERISA Affiliate under any Benefit Arrangement, or to any present or former employee, director, officer, stockholder, contractor or consultant of IFL or any ERISA Affiliate, (ii) be a trigger event under any Benefit Arrangement that will result in any payment (whether of severance pay or otherwise) becoming due to any such present or former employee, officer, director, stockholder, contractor, or consultant, or (iii) accelerate the time of payment or vesting, or increase the amount, of any compensation theretofore or thereafter due or granted to any employee, officer, director, stockholder, contractor, or consultant of IFL or any ERISA Affiliate.

        (f)    No Benefit Arrangement is required to comply with the provisions of any foreign law.

        (g)   Other than routine claims for benefits under any Benefit Arrangement, there are no pending, or, to the knowledge of IFL, threatened, actions or proceedings involving any Benefit Arrangement, or the fiduciaries, administrators, or trustees of any Benefit Arrangement or IFL or any of its ERISA Affiliates as the employer or sponsor under any Benefit Arrangement, with any of the IRS, the Department of Labor, the PBGC, any participant in or beneficiary of any Benefit Arrangement or any other person whomsoever. IFL knows of no reasonable basis for any such claim, lawsuit, dispute, action or controversy

SECTION 4.14.    Taxes.

        Except as set forth in Section 4.14 of the IFL Disclosure Schedule:

        (a)   IFL has timely filed or caused to be timely filed all Tax Returns required to be filed under applicable Tax Laws. All such Tax Returns were, when filed, and continue to be, true, correct and complete in all respects. IFL is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by the Taxing Authority of any jurisdiction in which

IFL does not file Tax Returns or pay Taxes that it may be subject to taxation by that jurisdiction, nor is there any meritorious basis for such a claim.

        (b)   All Taxes due and owing by IFL (whether or not shown on any Tax Return) have been timely paid. Any liability of IFL for Taxes not yet due and payable, or that are being contested in good faith by appropriate proceedings, have been provided for on the Financial Statements in accordance with GAAP. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of IFL.

        (c)   IFL has timely withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code or any comparable provision of any state, local or foreign Laws, any applicable Tax convention, or otherwise).

        (d)   None of IFL or any director, officer, employee or accountant responsible for Tax matters of IFL expects any Taxing Authority to assess any additional Taxes for any period for which Tax Returns have been filed. No foreign, federal, state or local Tax audits or administrative or judicial Tax proceedings are pending with respect to IFL. IFL has not received from any Taxing Authority (i) any notice indicating an intent to commence any audit or other review, (ii) any request for information related to Tax matters, or (iii) any notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any authority against IFL. Each deficiency resulting from any audit or examination relating to Taxes of IFL has been timely paid. No issues relating to such Taxes were raised by the relevant Taxing Authority in any completed audit or examination that can reasonably be expected to recur in a later taxable period. IFL has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

        (e)   IFL is not a party to and is not bound by any Tax sharing agreement, Tax indemnity obligation or similar agreement, arrangement or practice with respect to Taxes, whether or not in writing (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Taxing Authority).

        (f)    IFL will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of an adjustment under Section 481 of the Code, a change in method of accounting, any intercompany transactions or any excess loss account described in Treasury Regulations promulgated pursuant to Section 1502 of the Code, the installment method of accounting, the long-term contract method of accounting, the cash method of accounting, any comparable provision of state, local or foreign Tax Law or for any other reason. No items of income or expense will be reallocated under Section 482 of the Code or any similar provision under state Law for any Post-Closing Tax Period with respect to any material transactions or arrangements between or among any of the IFL Stockholders and IFL.

        (g)   (i) IFL has not made with respect to it, or any property held by it, any consent under Section 341 of the Code, (ii) no property of IFL is "tax exempt use property" within the meaning of Section 168(h) of the Code, and (iii) IFL is not a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1968.

        (h)   IFL has delivered to the Purchaser (i) complete and correct copies of all its Tax Returns for all taxable periods and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents, submitted, received or agreed to by or on behalf of IFL and relating to Taxes for all taxable periods for which the statute of limitations has not yet expired.

        (i)    IFL has no liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or similar provision of state, local or foreign Law), as a transferee, successor, by contract or otherwise.

        (j)    The unpaid Taxes of IFL (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on IFL's books and records provided to Paligent, and (ii) shall not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of IFL. Since its inception, IFL has not incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, other than in the ordinary course of business consistent with past practice.

        (k)   IFL has not been a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

        (l)    IFL operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

        (m)  From and after the Effective Time, the Surviving Corporation will hold substantially all of the properties of IFL and of Merger Sub within the meaning of Section 368(a)(2)(E) of the Code.

SECTION 4.15.    Contracts and Commitments.

        Section 4.15 of the IFL Disclosure Schedule sets forth a list of all material agreements, Contracts and commitments to which IFL is a party or by which IFL or its assets are bound (each, an "IFL Material Contract"), including, without limitation:

        (a)   agreements, contracts, commitments or arrangements involving IFL's Intellectual Property;

        (b)   employment agreements or severance agreements or employee termination arrangements that are not terminable at will by IFL without penalty;

        (c)   any change of control agreements with employees of IFL;

        (d)   agreements, contracts, commitments or arrangements containing any covenant limiting the ability of IFL to engage in any line of business or to compete with any business or person;

        (e)   agreements or contracts with any officer, director or employee of IFL (other than employment, severance and change of control agreements covered by clause (b) or (c) above);

        (f)    agreements or contracts under which IFL has borrowed or loaned money, or any note, bond, indenture, mortgage, installment obligation or other evidence of indebtedness for borrowed or loaned money or any guarantee of such indebtedness, in each case, relating to amounts in excess of $10,000;

        (g)   joint venture agreements or other agreements involving the sharing of profits;

        (h)   leases pursuant to which personal or real property is leased to or from IFL;

        (i)    powers of attorney from IFL;

        (j)    guaranties, suretyships or other contingent agreements of IFL;

        (k)   all agreements, contracts, commitments and arrangements between IFL and any Governmental Entity;

        (l)    any agreement, contract, commitment or arrangement relating to capital expenditures with respect to IFL and involving future payments which exceed $10,000 in any 12-month period;

        (m)  any agreement, contract, commitment or arrangement relating to the acquisition of assets (other than in the ordinary course of business consistent with past practice) or any capital stock of any business enterprise;

        (n)   contracts (other than those covered by clause (a) through (m) above) pursuant to which IFL will receive or pay in excess of $10,000 over the life of the contract;

        (o)   any other material agreements, Contracts and commitments whether or not entered into in the ordinary course of business; and

        (p)   all proposed arrangements or contracts of IFL which it reasonably expects to be near consummation and of a type that if entered into would be a Contract described in clauses (a) through (o) above.

Except as set forth in Section 4.15 of the IFL Disclosure Schedule, neither IFL, nor, to the knowledge of IFL, any other party thereto, is in material breach of or in material default under any IFL Material Contract. Each such IFL Material Contract is in full force and effect, and is a legal, valid and binding obligation of IFL and, to the knowledge of IFL, each of the other parties thereto, enforceable in accordance with its terms.

SECTION 4.16.    Insurance.

        (a)   Section 4.16(a) of the IFL Disclosure Schedule contains a complete and accurate list of all insurance policies currently providing and that have been providing coverage in favor of IFL (or any predecessor) specifying the insurer and type of insurance under each. IFL has heretofore delivered to Paligent true, correct and complete copies of all such policies. Each current policy is in full force and effect, all premiums are currently paid, no notice of cancellation or termination has been received with respect to any such policy and, to the knowledge of IFL, there is no threatened increase in premiums or cancellation or termination of any such policy. Such policies have been sufficient for compliance with all requirements of Law, any Contracts, any IFL Real Property Leases and any IFL Sublease Agreements. IFL (or any predecessor) has not been refused any insurance with respect to its assets and operations, nor has its coverage been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. IFL (or any predecessor) has insured by reputable insurers its assets (or the assets of any predecessor) in the conduct of its business that are of an insurable character against risks of liability, casualty and fire in adequate amounts and consistent with prudent industry practice, and maintains such insurance against hazards, risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses, similarly situated, and such insurance has been effective, in full force and effect, without interruption since the date such company (or any predecessor) commenced business. The insurance specified in Section 4.16(a) of the IFL Disclosure Schedule has been effective, in full force and effect, without interruption since the date specified in Section 4.16(a) of the IFL Dislcosure Schedule as the initial date of coverage.

        (b)   Except as set forth in Section 4.16(b) of the IFL Disclosure Schedule, there is no pending claim by IFL under any insurance policy listed in Section 4.16(a) of the IFL Disclosure Schedule. Section 4.16(b) of the IFL Disclosure Schedule sets forth all claims by IFL (whether or not resolved) under any insurance policy, which claim has been outstanding at any time since inception. Except as set forth in Section 4.16(b) of the IFL Disclosure Schedule, neither the business nor the assets has had any casualty loss or occurrence which may give rise to any claim of any kind not covered by insurance and IFL is not aware of any occurrence which may give rise to any claim not covered by insurance.

SECTION 4.17.    Labor Matters.

        Except as set forth in Section 4.17 of the IFL Disclosure Schedule: (a) IFL has performed all material obligations under all Contracts, applicable Law or otherwise with respect to its employees, independent sales representatives, consultants, agents, officers, directors and independent contractors, and has paid or properly accrued for in the IFL Financial Statements all wages, salaries, commissions, bonuses, severance pay, vacation pay, benefits and other direct compensation for all services performed by them to the date hereof and all amounts required to be reimbursed to such Persons; (b) IFL is in compliance in all material respects with all federal, state, local and foreign Laws and regulations respecting employment and employment practices, terms and conditions of employment, wages, hours, collective bargaining, safety and health, work authorization, equal employment opportunity, immigration, withholding, unemployment compensation, worker's compensation and employee privacy and right to know; (c) there is no pending, or to the knowledge of IFL, any threatened, charge, complaint, allegation, application or other process against IFL before the National Labor Relations Board or any other comparable Governmental Entity; (d) there is, and have been, (i) no labor strike, dispute, slowdown or work stoppage or other job action pending, or to the knowledge of IFL, threatened against or otherwise affecting or involving IFL or (ii) no lawsuits (other than grievance proceedings) pending, or to the knowledge of IFL, threatened between IFL and any current or former employee or independent contractor of IFL or any union or other collective bargaining unit representing any current or former employee of IFL; (e) no employees of IFL are covered by any collective bargaining agreements and, to the knowledge of IFL, no effort is being made by any union to organize any of the employees of IFL; and (f) to its knowledge, IFL has not hired any illegal aliens as employees or independent contractors.

SECTION 4.18.    Environmental Matters.

        Except as set forth on Section 4.18 of the IFL Disclosure Schedule:

        (a)   IFL has complied in all material respects at all times with all applicable Environmental Laws and their requirements. IFL has obtained all necessary Licenses and filed all required reports and notifications pursuant to all Environmental Laws. All such Licenses are in good standing, and IFL has complied at all times with all terms and conditions of such Licenses. IFL has not received any notice or communications from any Governmental Entity with respect to any violation of Environmental Law.

        (b)   No Environmental Claim has been filed by or against IFL, and it has not received any written notice of any investigation, claim or review which has occurred or is pending or threatened against it by any Governmental Entity with respect to any Environmental Laws. IFL does not own, operate or lease a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable foreign, state or local Law. IFL has not transported or arranged for the transport, treatment or disposal of any Regulated Substances to any location.

        (c)   IFL has never generated, manufactured, used, transported, treated, stored, handled, disposed of, released, transferred, produced or processed any Regulated Substance at, to or on any real property owned, operated or leased by it, or any other location. No written or oral notification of a discharge or release of Regulated Substances by IFL has been registered or filed by or on behalf of it, and no site or facility now or previously owned, operated or leased by it is listed on the United States Environmental Protection Agency's National Priorities List of Uncontrolled Hazardous Waste Sites or any similar list of sites requiring investigation or clean-up.

        (d)   No Liens have arisen under or pursuant to any Environmental Law on any site or facility now or previously owned, operated or leased by IFL, and, to the knowledge of IFL, no Governmental Entity has taken, or is in the process of taking, any action that could subject any such site or facility to such Liens. There are no conditions existing at any real property ever owned, operated or leased by IFL that will require now or in the future (i) remedial or corrective action, removal, monitoring or closure pursuant to Environmental Law, or (ii) Paligent, the Paligent Subsidiaries or IFL to incur costs pursuant to the terms and conditions of any of the IFL Real Property Leases.

SECTION 4.19.    Transactions with Affiliates.

        Except as disclosed in Section 4.14 or 4.19 of the IFL Disclosure Schedule none of IFL, the officers, directors, managers or Affiliates of IFL, or the Affiliates of any such officer, director or manager: (a) has borrowed money from, or loaned money to, IFL, (b) is a party to any Contract with IFL, (c) has asserted or threatened to assert any claim against IFL, (d) is engaged in any transaction with IFL, (e) has any direct or indirect financial interest in any competitor, supplier, customer, lessor, lessee, distributor, or sales agent of IFL or its business, or otherwise does business with the IFL, (f) owns, directly or indirectly, in whole or in part, or has any other interest in, any tangible or intangible property or other assets which IFL uses or has used or proposes to use in the conduct of its business or otherwise, or (g) has any claim whatsoever against, or owes any amount to, IFL. Except as provided in Section 4.19 of the IFL Disclosure Schedule, the arrangements listed in Section 4.14 or 4.19 of the IFL Disclosure Schedule pursuant to clauses (a), (b) or (d) of this Section 4.19 are on an arms-length basis.

SECTION 4.20.    Brokers.

        No broker, finder or financial advisor or other person is entitled to any brokerage fees, commissions, finders' fees or financial advisory fees in connection with the transactions contemplated hereby by reason of any action taken by IFL or any of their respective directors, officers, employees, representatives or agents, except for the fees and expenses set forth in Section 4.20 of the IFL Disclosure Schedule.

SECTION 4.21.    Certain Agreements.

        Except as set forth in Schedule 4.21 of the IFL Disclosure Schedule, IFL is not a party to any: (a) agreement with any director, officer or other employee of IFL, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving IFL of the nature contemplated by this Agreement; or (b) agreement or plan (including IFL Employee Plans), any of the benefits of or rights under which will be increased, or the vesting or payment of the benefits of or rights under which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. No holder of any option to purchase shares of IFL Common Stock or shares of IFL Common Stock granted in connection with the performance of services for IFL is or will be entitled to receive cash from IFL in lieu of or in exchange for such option or shares solely as a result of the transactions contemplated by this Agreement.

SECTION 4.22.    Absence of Certain Commercial Practices.

        Neither IFL nor, to the knowledge of IFL, any director, officer, agent, employee or other person acting on behalf of IFL, has: (i) given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, or governmental employee or official or any other person who is or may be in a position to help or hinder IFL or assist IFL in connection with any proposed transaction, which gift or similar benefit, if not given in the past, might have materially and adversely affected the business or prospects of IFL, or which, if not continued in the future, might materially and adversely affect the business or prospects of IFL; or (ii) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful contributions, payments or gifts or made any unlawful expenditures relating to political activity to government officials or others. IFL, and, to the knowledge of IFL, each director, officer, agent, employee or other person acting on behalf of IFL, has not accepted or received any unlawful contributions, payments, gifts or expenditures.

SECTION 4.23.    Bank Accounts.

        Section 4.23 of the IFL Disclosure Schedule sets forth an accurate list of each bank, trust company, savings institution or other financial institution with which IFL has an account or safe deposit box and the names and identification of all persons authorized to draw thereon or to have access thereto, and sets forth the names of each person holding powers of attorney or agency authority from IFL, as applicable, and a summary of the terms thereof and the names of each person holding credit cards in the name of IFL, with the credit cards being so held identified.

SECTION 4.24.    Corporate Names.

        Section 4.24 of the IFL Disclosure Schedule sets forth a complete and accurate list of names used by IFL in addition to its corporate name.

SECTION 4.25.    Books and Records.

        The books of account, minute books, stock record books and other records of IFL, all of which have been made available to Paligent, are complete and correct in all material respects and have been maintained in accordance with sound business practices in all material respects.

SECTION 4.26.    Full Disclosure.

        No representation or warranty, exhibit or schedule furnished by or on behalf of IFL in this Agreement or any other Transaction Document contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. IFL has no knowledge of any facts pertaining to IFL, its business or its assets that could have a IFL Material Adverse Effect and that have not been disclosed in this Agreement, the schedules and exhibits hereto and the Transaction Documents, except for any facts relating solely to general economic, business or political developments affecting the economy generally.

ARTICLE V
COVENANTS RELATING TO CONDUCT OF
BUSINESS PENDING THE MERGER

SECTION 5.01.    Conduct of the Business Pending the Merger.

        (a)   During the period from the date of this Agreement and continuing until the Effective Time, Paligent agrees as to itself and the Paligent Subsidiaries, that Paligent shall not, and shall cause the Paligent Subsidiaries not to, engage in any business whatsoever other than in connection with the consummation of the transactions contemplated by this Agreement, and shall use commercially reasonable efforts to preserve intact its business and assets, maintain its assets in good operating condition and repair (ordinary wear and tear excepted), retain the services of its officers, employees and independent contractors and use reasonable commercial efforts to keep in full force and effect liability insurance and bonds comparable in amount and scope of coverage to that currently maintained with respect to its business, unless, in any case, IFL consents otherwise in writing.

        (b)   During the period from the date of this Agreement and continuing until the Effective Time, IFL agrees that it shall carry on its business only in the ordinary course of business consistent with past practice, use commercially reasonable efforts to preserve intact its business and assets, maintain its assets in good operating condition and repair (ordinary wear and tear excepted), maintain its rights and franchises with respect to its business, retain the services of its officers, employees and independent contractors and maintain the relationships with customers, suppliers and others having business dealings with it, and use reasonable commercial efforts to keep in full force and effect liability insurance and bonds comparable in amount and scope of coverage to that currently maintained with respect to its business, unless, in any case, Paligent consents otherwise in writing; provided that IFL may take any and all of the actions listed in Schedule 5.01(b) of the IFL Disclosure Schedules at any time prior to or after the date of this Agreement without the consent of Paligent.

        (c)   During the period from the date of this Agreement and continuing until the Effective Time, each of IFL and Paligent agrees as to itself and, with respect to Paligent, the Paligent Subsidiaries, respectively, that except as expressly contemplated or permitted by this Agreement, as disclosed in Section 5.01(c) of the IFL Disclosure Schedule or the Paligent Disclosure Schedule, as applicable, or to the extent that the other party shall otherwise consent in writing:

          (i)    It shall not amend or propose to amend its certificate of incorporation or by-laws or equivalent organizational documents except as contemplated in this Agreement.

          (ii)   It shall not, nor in the case of Paligent shall it permit the Paligent Subsidiaries to, issue, deliver, sell, redeem, acquire, authorize or propose to issue, deliver, sell, redeem, acquire or authorize, any shares of its capital stock of any class or any securities convertible into, or any rights, warrants or options to acquire, any such shares or convertible securities or other ownership interest, provided that: (1) Paligent shall be permitted to issue the shares of Paligent Common Stock to be issued to IFL stockholders hereunder, (ii) IFL shall be permitted to issue options to purchase shares of IFL Common Stock such that options to purchase no more than 2,500,000 shares of IFL Common Stock under the IFL 2006 Equity Compensation Plan shall be outstanding immediately prior to the Closing Date and (3) each party shall be permitted to issue shares of its common stock pursuant to the exercise of stock options, warrants and other convertible securities outstanding as of the date hereof and listed on the IFL Disclosure Schedule or the Paligent Disclosure Schedule, as the case may be.

          (iii)  It shall not, nor in the case of Paligent shall it permit any of the Paligent Subsidiaries to, nor shall it propose to: (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or (ii) except with respect to the Reverse Stock Split, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock; provided, however, that each wholly-owned subsidiary may declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to its capital stock, to its parent.

          (iv)  Other than dispositions in the ordinary course of business consistent with past practice which would not cause a Paligent Material Adverse Effect or an IFL Material Adverse Effect (as applicable), individually or in the aggregate, to it and its subsidiaries, taken as a whole, it shall not, nor shall it permit any of its subsidiaries to, sell, lease, encumber or otherwise dispose of, or agree to sell, lease (whether such lease is an operating or capital lease), encumber or otherwise dispose of its assets.

          (v)   It shall confer on a regular and frequent basis with the other corporate party hereto, report on operational matters and promptly advise the other in writing of any change in the condition (financial or otherwise), operations or properties, businesses or business prospects of such party or any of its subsidiaries which is material to such party and/or its subsidiaries, taken as a whole.

          (vi)  It shall not permit to occur any (1) change in accounting principles, methods or practices, investment practices, claims, payment and processing practices or policies regarding intercompany transactions, (2) incurrence of Indebtedness or any commitment to incur Indebtedness, any incurrence of a contingent liability, Contingent Obligation or other liability of any type, except for (A) with respect to Paligent, for loans pursuant to the promissory note dated October 8, 2003 between Paligent and Kurtz (the "Kurtz Note") and (B) with respect to IFL, other than obligations related to the acquisition of Inventory in the ordinary course consistent with past practices,

  (3) cancellation of any debt or waiver or release of any contract, right or claim, except for cancellations, waivers and releases in the ordinary course of business consistent with its past practice which do not exceed $10,000 in the aggregate, (4) amendment, termination or revocation of, or a failure to perform obligations or the occurrence of any default under, (Y) any contract or agreement (including, without limitation, leases) to which it is or, as of June 30, 2006, was a party, other than in the ordinary course of business consistent with past practice, or (Z) any License, (5) execution of termination, severance or similar agreements with any of its officers, directors, employees, agents or independent contractors or (6) entering into any leases of real property or agreement to acquire real property other than those set forth in Section 5.01(c) of the IFL Disclosure Schedule.

SECTION 5.02.    No Action.

        During the period from the date of this Agreement and continuing until the Effective Time, each of IFL and Paligent agrees as to itself and, with respect to Paligent, the Paligent Subsidiaries, respectively, that it shall not, and Paligent shall not permit any of the Paligent Subsidiaries to, take or agree or commit to take any action, (i) that is reasonably likely to make any of its representations or warranties hereunder inaccurate; or (ii) that is prohibited pursuant to the provisions of this Article V.

ARTICLE VI
ADDITIONAL AGREEMENTS

SECTION 6.01.    Preparation of Proxy Statement.

        Paligent agrees that as promptly as practicable following the date of this Agreement it shall prepare and file a proxy statement on Form 14A (the "Proxy Statement"). Paligent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders at the earliest practicable date following such filing. In connection with the foregoing, IFL shall furnish to Paligent (and be responsible for) all information related to it as is required to be included in the Proxy Statement. The Proxy Statement shall specify that (a) the following persons shall be standing for election as directors of Paligent: Salvatore A. Bucci, Richard J. Kurtz, Michael Molnar, Kurt Otto and Gareb Shamus; (b) Gareb Shamus shall be chairman of the board of directors; and (c) the following persons shall be appointed as the officers of Paligent with the title set after their name: Gareb Shamus (chief executive officer and president), Salvatore A. Bucci (chief financial officer, executive vice president and treasurer) and Kurt Otto (secretary). If at any time prior to the Effective Time any event with respect to IFL or with respect to other information supplied by IFL for inclusion in the Proxy Statement shall occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement, IFL shall provide written notice thereof to Paligent and such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated. If, at any time prior to the Effective Time any event with respect to Paligent or any of the Paligent Subsidiaries or with respect to other information supplied by Paligent for inclusion in the Proxy Statement shall occur, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated.

SECTION 6.02.    Paligent Stockholders Meeting.

        As soon as practicable following the distribution of the Proxy Statement, Paligent shall take all action necessary in accordance with the DGCL and its certificate of incorporation and by-laws to convene a meeting of its stockholders for the purpose of approving the Merger and the Reverse Stock Split (the "Paligent Stockholders Meeting"). Except as would constitute a breach of the fiduciary duties of the Paligent board of directors to the Paligent stockholders under applicable law, Paligent shall, through the Paligent board of directors, recommend to the Paligent stockholders approval of such matters.

SECTION 6.03.    Voting Agreements.

        On the date hereof, Paligent, Kurtz and Affiliates who hold shares of Paligent common stock shall enter into a voting agreement in the form attached hereto as Exhibit B (the "Kurtz Voting Agreement"), pursuant to which such stockholders, each listed as signatories to the Voting Agreement, shall agree to vote in favor of the Merger and the transactions contemplated in this Agreement.

SECTION 6.04.    Access to Information.

        From the date hereof until the Effective Time or the earlier termination of this Agreement, and subject to the terms of the Letter of Intent dated April 24, 2006 (the "Letter of Intent") by and between Paligent and IFL, as amended, each party shall give the other party and its respective counsel, accountants, representatives and agents full access, upon reasonable notice and during normal business hours, to such party's facilities and the financial, legal, accounting and other representatives of such party with knowledge of the business and the assets of such party and, upon reasonable notice, shall be furnished all relevant documents, records and other information concerning the business, finances and properties of such party and its subsidiaries that the other party and its respective counsel, accountants, representatives and agents, may reasonably request. No investigation pursuant to this Section 6.04 shall affect or be deemed to modify any of the representations or warranties hereunder or the condition to the obligations of the parties to consummate the Merger; it being understood that the investigation will be made for the purposes among others of the board of directors of each party determining in its good faith reasonable business judgment the accuracy of the representations and warranties of the other party. In the event of the termination of this Agreement, each party, if so requested by the other party, will return promptly every document furnished to it by or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof (except for copies of documents publicly available) which may have been made, and will use reasonable efforts to cause its representatives and any representatives of financial institutions and investors and others to whom such documents were furnished promptly to return such documents and any copies thereof any of them may have made.

SECTION 6.05.    No Shop; Acquisition Proposals.

        Neither IFL nor Paligent shall, nor shall they authorize or permit any of their respective officers, directors or employees or Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by it to, solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal (as hereinafter defined), or negotiate with respect to, agree to or endorse any Takeover Proposal. IFL shall promptly advise Paligent and Paligent shall promptly advise IFL, as the case may be, orally and in writing of any such inquiries or proposals and shall also promptly advise Paligent or IFL, as the case may be, of any developments or changes regarding such inquiries or proposals. IFL and Paligent shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons (other than IFL, Paligent and Merger Sub) conducted heretofore with respect to any Takeover Proposal. IFL and Paligent agree not to release (by waiver or otherwise) any third party from the provisions of any confidentiality or standstill agreement to which IFL or Paligent is a party.

SECTION 6.06.    Legal Conditions to Merger; Reasonable Efforts.

        Each of IFL, Paligent and Merger Sub shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each of IFL, Paligent and Merger Sub will, and Paligent will cause the Paligent Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by IFL, Paligent or any of the Paligent Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

SECTION 6.07.    Certain Filings.

        Each party shall cooperate with the other in (a) connection with the preparation of the Proxy Statement, (b) determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (c) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers. Each party shall consult with the other in connection with the foregoing and shall use all reasonable commercial efforts to take any steps as may be necessary in order to obtain any consents, approvals, permits or authorizations required in connection with the Merger.

SECTION 6.08.    Public Announcements and Filings.

        Each party shall give the other a reasonable opportunity to comment upon, and, unless disclosure is required, in the opinion of counsel, by applicable law, approve (which approval shall not be unreasonably withheld), all press releases or other public communications of any sort relating to this Agreement or the transactions contemplated hereby.

SECTION 6.09.    Tax Treatment.

        Paligent and IFL shall each report the Merger as a tax-free reorganization and shall not take, and shall use commercially reasonable efforts to prevent any of their respective Subsidiaries or affiliates from taking, any actions that could prevent the Merger from qualifying, as tax free under the provisions of Section 351 of the Code or Section 368(a) of the Code.

SECTION 6.10.    IFL's Certificate of Incorporation and By-Laws.

        For a period of six (6) years after the Closing, Paligent agrees that it shall not permit any amendment to the certificate of incorporation or by-laws of IFL which would in any way limit the indemnification provisions for the IFL officers and directors as in effect on the Closing, in the opinion of counsel; provided that nothing contained in this Section 6.10 shall prohibit Paligent from merging IFL with and into Paligent or any Paligent Subsidiary, provided that such plan and agreement of merger provides that the successor shall assume such indemnification obligations.

SECTION 6.11.    Tax Matters.

        (a)   IFL shall prepare and file on a timely basis all Tax Returns which are due to be filed with respect to IFL (giving effect to any extension of time) on or prior to the Closing Date. Paligent shall be responsible for the preparation and filing of all Tax Returns which are due to be filed (giving effect to any extension of time) after the Closing Date, but IFL shall use its best efforts to conduct its affairs such that any Tax Returns due after the Closing Date can be filed on a timely basis.

        (b)   Without the prior written consent of the other party, neither Paligent not IFL shall make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to it, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to it, or take any other action relating to the filing of any Tax Return or the payment of any Tax.

SECTION 6.12.    Supplements to Schedules.

        Prior to the Closing, IFL will supplement or amend its disclosure schedule with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such disclosure schedule. No supplement to or amendment of the disclosure schedule made pursuant to this Section 6.12 shall be deemed to cure any breach of any representation or warranty made in this Agreement unless the other parties hereto specifically agree thereto in writing.

SECTION 6.13.    Options.

        At the Closing, Paligent shall adopt an employee option plan substantially in the form attached hereto as Exhibit D (the "Stock Option Plan").

ARTICLE VII
CONDITIONS OF THE MERGER

SECTION 7.01.    Conditions to Each Party's Obligation to Effect the Merger.

        The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part to the extent permitted by applicable law:

        (a)   Stockholder Approval.    This Agreement shall have been duly adopted by the holders of (i) a majority of the voting power of the shares of Paligent Common Stock, (ii) a majority of the voting power of the shares of Paligent Common Stock voting at the Paligent Stockholders' Meeting that are not beneficially owned by Kurtz or his Affiliates, and (iii) a majority of the voting power of the shares of IFL Common Stock, on an as-converted basis.

        (b)   No Injunctions or Restraints.    No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, execution order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Merger or any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable commercial efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

SECTION 7.02.    Additional Conditions of Obligations of Paligent.

        The obligations of Paligent and Merger Sub to effect the Merger and the other transactions contemplated by this Agreement are also subject to the satisfaction at or prior to the Closing Date of the following additional conditions unless waived by Paligent:

        (a)   Representations and Warranties.    The representations and warranties of IFL set forth in this Agreement shall be true and correct in all material respects (except for those representations and warranties qualified by materiality) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

        (b)   Performance of Obligations of IFL.    IFL shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by it under this Agreement at or prior to the Closing Date.

        (c)   No Material Adverse Change to IFL.    From the date hereof through and including the Effective Time, no event shall have occurred which would have an IFL Material Adverse Effect.

        (d)   Third Party Consents.    IFL shall have obtained all consents and approvals, required to be obtained prior to or at the Closing Date, from third parties or governmental and regulatory authorities in connection with the execution, delivery and performance by IFL of this Agreement and the consummation of the transactions contemplated hereby.

        (e)   No Governmental Order or Other Proceeding or Litigation.    No order of any Governmental Entity shall be in effect that restrains or prohibits the transactions contemplated hereby and by the other Transaction Documents, and no suit, action or other proceeding by any Governmental Entity shall have been instituted or threatened which seeks to restrain or prohibit the transactions contemplated hereby or thereby.

        (f)    Appraisal Rights.    No stockholder of IFL shall have elected to exercise any appraisal rights or similar rights within the law of Delaware, which demand was not withdrawn or terminated as of the Closing Date.

        (g)   Due Diligence.    Paligent shall have completed its due diligence review of the business and assets of IFL, and the results of such review shall be satisfactory to Paligent in its sole and absolute discretion.

        (h)   Directors and Officers Questionnaires.    The directors and officers who will be elected to such positions after the Closing and who are not currently directors or officers of Paligent shall have completed directors and officers questionnaires in a form provided by Paligent (the "Directors and Officers Questionnaires").

        (i)    Deliveries.    At the Closing, IFL shall have delivered to Paligent:

          (i)    a certificate, dated the Closing Date, signed on behalf of IFL by the Chairman or President of IFL, certifying as to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 7.02;

          (ii)   the consents set forth in Section 4.04 of the IFL Disclosure Schedule;

          (iii)  true, correct and complete copies of (1) the certificate of incorporation or other charter document, as amended to date, of IFL, certified as of a recent date by the Secretary of State or other appropriate official of the state or other jurisdiction of incorporation of IFL, (2) the by-laws or other similar organizational document of IFL, and (3) resolutions duly and validly adopted by the Board of Directors and the stockholders of IFL evidencing the authorization of the execution and delivery of this Agreement, the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, in each case, accompanied by a certificate of the Secretary or Assistant Secretary of IFL, dated as of the Closing Date, stating that no amendments have been made thereto from the date thereof through the Closing Date;

          (iv)  a certificate of IFL certifying as to the names and signatures of the Persons authorized on behalf of IFL to sign this Agreement and the other Transaction Documents to be delivered by IFL hereunder;

          (v)   good standing certificates for IFL from the Secretary of State or other appropriate official of their respective states or other jurisdiction of incorporation and from the Secretary of State or other appropriate official of each other jurisdiction in which the operation of the business in such jurisdiction requires IFL to qualify to do business as a foreign corporation, in each case dated as of a recent date prior to the Closing Date;

          (vi)  possession of the minute books, the stock register certificate books and the stock record books of IFL and all other Books and Records of IFL;

          (vii) the Directors and Officers Questionnaires;

          (viii) with respect to each IFL Stockholder, investor representations with respect to the issuance to the IFL Stockholders of the Paligent Common Stock, in a form reasonably acceptable to Paligent and IFL; and

          (ix)  a certificate of IFL, satisfying the requirements of Treasury Regulation Section 1.1445-2(c)(3), that IFL is not a United States real property holding corporation; and

SECTION 7.03.    Additional Conditions of Obligations of IFL.

        The obligation of IFL to effect the Merger and the other transactions contemplated by this Agreement is also subject to the satisfaction at or prior to the Closing Date of the following additional conditions unless waived by IFL:

        (a)   Representations and Warranties.    The representations and warranties of Paligent and Merger Sub set forth in this Agreement shall be true and correct in all material respects (except for those representations and warranties qualified by materiality) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

        (b)   Performance of Obligations of Paligent and Merger Sub.    Paligent and Merger Sub shall have performed in all material respects all conditions, covenants, agreements and obligations required to be performed by them under this Agreement at or prior to the Closing Date.

        (c)   No Material Adverse Change to Paligent or Merger Sub.    From the date hereof through and including the Effective Time, no event shall have occurred which would have a Paligent Material Adverse Effect.

        (d)   Stock Options.    Paligent shall have adopted the Stock Option Plan.

        (e)   Third Party Consents.    Paligent shall have obtained all consents and approvals required to be obtained prior to or at the Closing Date from third parties or governmental and regulatory authorities in connection with the execution, delivery and performance by Paligent of this Agreement and the consummation of the transactions contemplated hereby.

        (f)    No Governmental Order or Other Proceeding or Litigation.    No order of any Governmental Entity shall be in effect that restrains or prohibits the transactions contemplated hereby and by the other Transaction Documents, and no suit, action or other proceeding by any Governmental Entity shall have been instituted or threatened which seeks to restrain or prohibit the transactions contemplated hereby or thereby.

        (g)   Reverse Stock Split.    The Reverse Stock Split shall have been consummated.

        (h)   Deliveries.    At the Closing, Paligent shall have delivered to IFL:

          (i)    certificates, dated the Closing Date, signed on behalf of each of Paligent and Merger Sub by the President of each of Paligent and Merger, certifying as to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 7.03;

          (ii)   the consents set forth in Section 3.04 of the Paligent Disclosure Schedule;

          (iii)  true, correct and complete copies of (1) the certificate of incorporation or other charter document, as amended to date, of each of Paligent and Merger Sub, certified as of a recent date by the Secretary of State or other appropriate official of the state or other jurisdiction of incorporation of such company, (2) the by-laws or other similar organizational document of each of Paligent and Merger Sub, and (3) resolutions duly and validly adopted by the Board of Directors of each of Paligent and Merger Sub evidencing the authorization of the execution and delivery of this Agreement, the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, in each case, accompanied by a certificate of the Secretary of each of Paligent and Merger Sub, dated as of the Closing Date, stating that no amendments have been made thereto from the date thereof through the Closing Date;

          (iv)  a certificate of Paligent certifying as to the names and signatures of the Persons authorized on behalf of Paligent to sign this Agreement and the other Transaction Documents to be delivered by Paligent hereunder; and

          (v)   good standing certificates for Paligent and Merger Sub from the Secretary of State or other appropriate official of their respective states or other jurisdiction of incorporation and from the Secretary of State or other appropriate official of each other jurisdiction in which the operation of the business in such jurisdiction requires Paligent to qualify to do business as a foreign corporation, in each case dated as of a recent date prior to the Closing Date.

ARTICLE VIII
TERMINATION

SECTION 8.01.    Termination.

        This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the Paligent stockholders of the matters presented in the Proxy Statement, by Paligent or IFL as set forth below:

        (a)   by mutual consent of the boards of directors of Paligent and IFL; or

        (b)   by Paligent upon written notice to IFL, if: (A) any condition to the obligation of Paligent to close contained in Article VII hereof has not been satisfied by the twelve (12) month anniversary hereof (the "End Date") (unless such failure is the result of Paligent's breach of any of its representations, warranties, covenants or agreements contained herein) or (B) the Paligent stockholders who are not Affiliates of Paligent or Kurtz do not approve the Merger; or

        (c)   by IFL upon written notice to Paligent, if: (A) any condition to the obligation of IFL to close contained in Article VII hereof has not been satisfied by the End Date (unless such failure is the result of IFL's breach of any of its representations, warranties, covenants or agreements contained herein); or (B) the board of directors of Paligent fails to make or withdraws or modifies or changes the recommendation to approve the Merger, this Agreement and the transactions contemplated hereby; or

        (d)   by Paligent if the board of directors of Paligent determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of the Paligent board of directors to the Paligent stockholders under applicable law; or

        (e)   by IFL if the board of directors of IFL determines in good faith, based upon the written opinion of its outside legal counsel, that the failure to terminate this Agreement would constitute a breach of the fiduciary duties of the IFL board of directors to the IFL stockholders under applicable law.

SECTION 8.02.    Fees and Expenses.

        Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, and, in connection therewith, each of Paligent and IFL shall pay, with its own funds and not with funds provided by the other party, any and all property or transfer taxes imposed on such party.

ARTICLE IX
SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        None of the representations and warranties of the parties set forth in this Agreement shall survive the Closing. Following the Closing Date with respect to any particular representation or warranty, no party hereto shall have any further liability with respect to such representation and warranty. None of the covenants, agreements and obligations of the parties hereto shall survive the Closing.

ARTICLE X
MISCELLANEOUS

SECTION 10.01.    Notices.

        All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy (provided that delivery by telecopy shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being delivered by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested), to the parties at the following addresses:

        if to Paligent or Merger Sub, to:

      Paligent Inc.
      10 East 53rd Street, 33rd Floor
      New York, New York 10022
      Attention: President and Chief Executive
      Officer Fax: 212-755-5463

      with a copy to:

      Dechert LLP 30
      Rockefeller Plaza
      New York, New York 10112
      Attention: Scott M. Zimmerman, Esq.
      Fax: 212-698-3599

        if to IFL, to:

      International Fight League, Inc.
      1010 Sixth Avenue, 3rd Floor
      New York, New York 10018
      Attention: Chief Executive Officer
      Fax: 212-765-5779

      with a copy to:

      Lowenstein Sandler PC
      1251 Avenue of the Americas
      New York, New York 10020
      Attention: Steven E. Siesser, Esq
      Fax: 973-597-2400

or such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party hereto.

SECTION 10.02.    Amendment; Waiver.

        This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by or on behalf of the parties hereto.

SECTION 10.03.    Successors and Assigns.

        The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party shall assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other party hereto.

SECTION 10.04.    Governing Law.

        This Agreement shall be construed in accordance with and governed by the law of the State of Delaware without regard to principles of conflict of laws.

SECTION 10.05.    Waiver of Jury Trial.

        Each party hereto hereby irrevocably and unconditionally waives any rights to a trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

SECTION 10.06.    Consent to Jurisdiction.

        Each of the Parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in New York County for purposes of any suit, action or other proceeding arising out of this Agreement and the Transaction Documents (and agrees not to commence any action, suit or proceedings relating hereto or thereto except in such courts). Each of the Parties agrees that service of any process, summons, notice or document pursuant to the laws of the State of New York and on the individuals designated in Section 10.01 shall be effective service of process for any action, suit or proceeding brought against it in any such court.

SECTION 10.07.    Counterparts; Effectiveness.

        Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 10.08.    Entire Agreement; No Third Party Beneficiaries; Rights of Ownership.

        Except as expressly provided herein, this Agreement (including the documents and the instruments referred to herein), the Kurtz Voting Agreement and the Kurtz Contribution Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except as expressly provided herein, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The parties hereby acknowledge that no person shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Merger until consummation thereof. This Agreement supercedes the Agreement and Plan of Merger executed by the parties hereto on August 25, 2006.

SECTION 10.09.    Headings.

        The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

SECTION 10.10.    No Strict Construction.

        The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

SECTION 10.11.    Severability.

        If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to any party.

ARTICLE XI
DEFINITIONS

        "Affiliate" shall mean (a) with respect to an individual, any member of such individual's family including lineal ancestors and descendents; (b) with respect to an entity, any officer, director, stockholder, partner, manager, investor or holder of an ownership interest of or in such entity or of or in any Affiliate of such entity; and (c) with respect to a Person, any Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person or entity.

        "Agreement" shall have the meaning set forth in the preamble to this Agreement.

        "Benefit Arrangement" means each (i) employee benefit plan, as defined in Section 3(3) of ERISA, (ii) employment contract and (iii) bonus, deferred compensation, incentive compensation, performance compensation, stock purchase, stock option, stock appreciation, restricted stock, phantom stock, savings, profit sharing, severance, termination pay (other than statutory or common law requirements for reasonable notice), health or other medical, salary continuation, cafeteria, dependent care, vacation, sick leave, holiday pay, fringe benefit, reimbursement, life insurance, disability or other (whether insured or self-insured) insurance, supplementary unemployment, pension retirement, supplementary retirement, welfare or other plan, program, policy or arrangement, whether written or unwritten, formal or informal, which any current or former employee, consultant or director of Paligent, Paligent's Subsidiaries or any ERISA Affiliate participated or participates in or was or is covered under, or was or is otherwise a party, and with respect to which Paligent, Paligent's Subsidiaries or any ERISA Affiliate is or ever was a sponsor or participating employer, or had or has an obligation to make contributions, or was or is otherwise a party.

        "Certificate of Merger" shall have the meaning set forth in Section 1.01 of this Agreement.

        "Certificates" shall have the meaning set forth in Section 1.04(a) of this Agreement.

        "Closing" shall have the meaning set forth in Section 2.01 of this Agreement.

        "Closing Date" shall have the meaning set forth in Section 2.01 of this Agreement.

        "Code" shall have the meaning set forth in the recitals of this Agreement.

        "Contingent Obligation" as to any Person shall mean the undrawn face amount of any letters of credit issued for the account of such Person and shall also mean any obligation of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("Primary Obligations") of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Primary Obligation or (ii) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the financial condition or solvency of the Primary Obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation, or (d) otherwise to assure or hold harmless the obligee under such Primary Obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

        "Continuation Coverage" shall have the meaning set forth in Section 4.13(g)

        "Contracts" shall mean all contracts, leases, subleases, notes, bonds, mortgages, indentures, Permits and Licenses, non-competition agreements, joint venture or partnership agreements, powers of attorney, purchase orders, and all other agreements, arrangements and other instruments, in each case whether written or oral, to which such Person is a party or by which any of them or any of its assets are bound.

        "Conversion Amount" shall mean an amount equal to (x) 30,872,101 (which equals 95% of the amount of issued and outstanding shares of Paligent Common Stock prior to the merger, plus an allowance for rounding up of fractional shares resulting from the Reverse Stock Split) divided by (y) the number of shares of IFL Common Stock issued and outstanding immediately following the conversion of the shares of IFL Preferred Stock into shares of IFL Common Stock.

        "DGCL" shall have the meaning set forth in the recitals of this Agreement.

        "Directors and Officers Questionnaires" shall have the meaning set forth in Section 7.02 of this Agreement.

        "Effective Time" shall have the meaning set forth in Section 1.01 of this Agreement.

        "End Date" shall have the meaning set forth in Section 8.01 of this Agreement.

        "Environmental Claim" shall mean any summons, citation, directive, information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from the United States Environmental Protection Agency or other federal, state, local or foreign agency or authority, or any other entity or individual, public or private, concerning (a) any intentional or unintentional act or omission which involves Regulated Substances on or off the property of a Person which might result in such Person incurring a liability; (b) the imposition of any Lien on property, including, but not limited to, Liens asserted by any Government Entity in connection with a remedial action to the presence or release of Regulated Substances; or (c) any alleged violation of or responsibility under Environmental Laws which could result in a Person incurring a liability.

        "Environmental Law" shall mean any Law relating to the assessment, investigation, remediation, reduction or control of exposure to or other regulation of pollutants, contaminants, chemicals, wastesor other material in order to (1) protect human health and safety and the environment, including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata and natural resources, (2) provide for worker safety and health, (3) regulate the emission, discharge, release or threat thereof of pollutants, contaminants, substances, chemicals, wastes or other material into the environment, or otherwise relating to the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, substances, chemicals, wastes or other material.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" shall mean any entity which has ever been considered a single employer with Paligent or IFL, as the case may be, under Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

        "Governmental Approval" shall mean the consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or commission or other Governmental Entity, authority or instrumentality, domestic or foreign.

        "Governmental Entity" means the government of the United States of America, any other nation or any political subdivision thereof, whether foreign, state or local, and any agency, authority, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

        "IFL" shall have the meaning set forth in the preamble to this Agreement.

        "IFL Capital Stock" shall have the meaning set forth in Section 4.02 of this Agreement.

        "IFL Common Stock" shall have the meaning set forth in the recitals to this Agreement.

        "IFL Employee Plan" shall have the meaning set forth in Section 4.13 of this Agreement.

        "IFL Financial Statements" shall have the meaning set forth in Section 4.06(a) of this Agreement.

        "IFL Intellectual Property" shall mean all trade names, trademarks (whether or not registered), service marks, patents and copyrights (including any registrations or pending applications for registration of any of the foregoing), trade secrets, inventions, processes, formulae, technology, technical data, information, know-how and other proprietary intellectual property, and all licenses or other rights relating to any of the foregoing that are attributable to the conduct of, used in, or related to, the operations of, and the research and development undertaken by, IFL.

        "IFL Interim Financial Statements" shall have the meaning set forth in Section 4.06(a) of this Agreement.

        "IFL IP Licenses" shall have the meaning set forth in Section 4.11(a) of this Agreement.

        "IFL Leased Real Property" shall have the meaning set forth in Section 4.10 (b) of this Agreement.

        "IFL Material Adverse Effect" shall mean an event or change, individually or in the aggregate with other events or changes, that could reasonably be expected to have a material adverse effect on (a) the business, properties, prospects, condition (financial or otherwise) or results of operations of IFL taken as a whole (other than those events, changes or effects resulting from general economic conditions or the industry in which IFL is engaged generally) or (b) the ability of IFL to consummate the transactions contemplated hereby.

        "IFL Material Contract" shall have the meaning set forth in Section 4.15 of this Agreement.

        "IFL Preferred Stock" shall have the meaning set forth in the recitals to this Agreement.

        "IFL Real Property Leases" shall have the meaning set forth in Section 4.10 (b) of this Agreement.

        "IFL Stockholders" shall have the meaning set forth in the recitals to this Agreement.

        "IFL Sublease Agreements" shall have the meaning set forth in Section 4.10 (c) of this Agreement.

        "IFL Voting Agreement" shall have the meaning set forth in Section 6.03 of this Agreement.

        "IFL Year-End Financial Statements" shall have the meaning set forth in Section 4.06(a) of this Agreement.

        "Indebtedness" shall mean as to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication: (a) every obligation of such Person for money borrowed; (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not more than 120 days overdue or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP); (e) every Capital Lease Obligation of such Person; (f) any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection with any sales by such Person unless such sales are on a non-recourse basis (as to collectibility) of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement; (g) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"); (h) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law; and (i) every Contingent Obligation of such Person with respect to Indebtedness of another Person.

        "Intellectual Property" shall mean all trade names, trademarks (whether or not registered), service marks, patents and copyrights (including any registrations or pending applications for registration of any of the foregoing), trade secrets, inventions, processes, formulae, technology, technical data, information, know-how and other proprietary intellectual property, and all licenses or other rights relating to any of the foregoing that are attributable to the conduct of, used in, or related to, the operations of a Person and its subsidiaries.

        "Inventories" shall mean shall mean all inventory, merchandise, finished goods, raw materials, work-in-process, packaging, supplies and similar personal property owned by IFL and held or stored by or for IFL or in transit in connection therewith (including, without limitation, held or stored for IFL at warehouses owned by third parties), for use in the operation of its business as of a particular date, whether or not recorded on its books or financial records, and any prepaid deposits for any of the same at such date.

        "Kurtz" shall have the meaning set forth in the recitals to this Agreement.

        "Kurtz Contribution Agreement" shall have the meaning set forth in the recitals to this Agreement.

        "Kurtz Note" shall have the meaning set forth in Section 5.01(g) of this Agreement.

        "Latest Paligent SEC Document" shall mean Paligent's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

        "Laws" shall mean all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, writs, injunctions, judgments and decrees applicable to the specified Person and to the businesses and assets thereof.

        "Letter of Intent" shall have the meaning set forth in Section 6.04 of this Agreement.

        "License" shall mean any franchise, authorization, license, permit, certificate of occupancy, easement, variance, exemption, certificate, consent or approval of any Governmental Entity or other Person.

        "Lien" shall mean any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind.

        "Merger" shall have the meaning set forth in the recitals of this Agreement.

        "Merger Sub" shall have the meaning set forth in the preamble to this Agreement.

        "Paligent" shall have the meaning set forth in the preamble to this Agreement.

        "Paligent Capital Stock" shall have the meaning set forth in Section 3.02 of this Agreement.

        "Paligent Capital Stock Equivalents" shall have the meaning set forth in Section 3.02 of this Agreement.

        "Paligent Common Stock" shall have the meaning set forth in the recitals to this agreement.

        "Paligent Financial Statements" shall have the meaning set forth in Section 3.06 of this Agreement.

        "Paligent IP Licenses" shall have the meaning set forth in Section 3.11(a) of this Agreement.

        "Paligent Material Adverse Effect" shall mean an event or change, individually, or in the aggregate with other events or changes, that could reasonably be expected to have a material adverse effect on (a) the business, properties, prospects, condition (financial or otherwise) or results of operations of Paligent and the Paligent Subsidiaries taken as a whole (other than those events, changes or effects resulting from general economic conditions or the industry in which Paligent is engaged generally) or (b) the ability of Paligent to consummate the transactions contemplated hereby.

        "Paligent Material Contracts" shall have the meaning set forth in Section 3.14 of this Agreement.

        "Paligent Preferred Stock" shall have the meaning set forth in Section 3.02 of this Agreement.

        "Paligent SEC Documents" shall have the meaning set forth in Section 3.05 of this Agreement.

        "Paligent Subsidiary" shall have the meaning set forth in Section 3.03 of this Agreement.

        "Paligent Voting Agreement" shall have the meaning set forth in Section 6.03 of this Agreement.

        "Permitted Liens" shall mean (a) easements, restrictions, covenants, rights of way or minor irregularities of title currently of record against any leased real property or that otherwise do not interfere with the use and occupancy thereof; (b) liens for Taxes not yet due and payable, or for Taxes being contested in good faith by appropriate proceedings, provided that in each such case, adequate reserves are maintained in accordance with GAAP; (c) warehouse and materialmen's liens which do not individually or in the aggregate interfere with the use of the related assets and (d) with respect to IFL, a blanket security interest and lien in favor of its lender.

        "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, Governmental Entity or any other juridical entity of any kind or nature whatsoever.

        "Post-Closing Tax Period" means a taxable period (or portion thereof) that begins after the Closing Date.

        "Proxy Statement" shall have the meaning set forth in Section 6.01 of this Agreement.

        "Receivable" means any and all accounts receivable, notes and other amounts receivable by IFL from third parties (including, without limitation, customers) arising from the conduct of its business before the Effective Date.

        "Regulated Substances" shall mean any pollutant, contaminant, substance, chemical, waste or other material which is listed, defined, identified or otherwise regulated under any Environmental Law, including those materials identified as "hazardous" or "toxic", including, without limitation, petroleum or petroleum products, polychlorinated biphenyls ("PCBs"), flammable materials, explosives, radioactive materials, urea formaldehyde foam insulation, asbestos or asbestos-containing materials and "source," "special nuclear" and "by product" material as defined in the Atomic Energy Act of 1985, 42 U.S.C. §§3011 et seq.

        "Retiree" shall mean (a) any retired or former employee, director or officer of IFL; or (b) any former independent contractor of IFL.

        "SEC" shall have the meaning set forth in Section 3.05 of this Agreement.

        "Special Committee" shall have the meaning set forth in Section 3.01 of this Agreement.

        "Stock Option Plan" shall have the meaning set forth in Section 6.14 of this Agreement.

        "Surviving Corporation" shall have the meaning set forth in Section 1.02(a) of this Agreement.

        "Subsidiary" shall mean any Person in which another Person, directly or indirectly, owns 50% of either the equity interests in or voting control of, such Person.

        "Takeover Proposal" shall mean any proposal for a tender or exchange offer, merger, consolidation, sale of all or substantially all of such party's assets, sale of in excess of fifteen percent of the shares of capital stock or other business combination involving such party or any proposal or offer to acquire in any manner a substantial equity interest (including any interest exceeding fifteen percent of the equity outstanding) in, or all or substantially all of the assets of, such party other than the transactions contemplated by this Agreement.

        "Taxes" means all federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, gross receipts, occupation, windfall profits, sales, use, ad valorem, value-added, profits, license, withholding, payroll, employment, excise, premium, real property, personal property, customs, net worth, capital gains, transfer, stamp, documentary, social security, disability, environmental, alternative minimum, recapture and other taxes, and including all interest, penalties and additions imposed with respect thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any Person, and any liability in respect of any Tax as a result of being a member of any affiliated, combined, consolidated, unitary or similar group.

        "Tax Return" means any report, return, statement, estimate, informational return, declaration or other written information required to be supplied to a taxing authority in connection with Taxes.

        "Taxing Authority" means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority.

        "Transaction Documents" shall mean this Agreement, the Kurtz Voting Agreement and the Kurtz Contribution Agreement.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed as of the day and year first above written.

PALIGENT INC.
By:	/s/ SALVATORE A. BUCCI Name: Salvatore A. Bucci Title: President and Chief Executive Officer
INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ GAREB SHAMUS Name: Gareb Shamus Title: Chief Executive Officer
IFL CORP.
By:	/s/ SALVATORE A. BUCCI Name: Salvatore A. Bucci Title: President and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF MERGER

Filed as Annex D to the Proxy Statement.

EXHIBIT B

KURTZ VOTING AGREEMENT

KURTZ VOTING AGREEMENT

        THIS KURTZ VOTING AGREEMENT (this "Agreement") is made and entered into as of August 25, 2006 by and among PALIGENT INC., a Delaware corporation ("Paligent"), INTERNATIONAL FIGHT LEAGUE, INC., a Delaware corporation ("IFL") and Richard J. Kurtz, Pamela Kurtz and Jeff Kurtz (each a "Kurtz Stockholder" and collectively, the "Kurtz Stockholders").

RECITALS

A.
Concurrently with the execution of this Agreement, Paligent, IFL Corp., a Delaware corporation and a wholly owned subsidiary of Paligent ("Merger Sub"), and IFL have entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of Merger Sub with and into IFL (the "Merger");

B.
All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement;

C.
The Kurtz Stockholders are the beneficial holders of record of the number of shares of outstanding shares of Paligent Common Stock as is indicated on Schedule I attached hereto;

D.
In connection with the Merger, Paligent will acquire the entire equity interest in IFL and each holder of IFL Common Stock will receive Paligent Common Stock; and

E.
In consideration of and to induce the execution of the Merger Agreement by Paligent, Merger Sub and IFL, until the Expiration Date (as defined below), each of the Kurtz Stockholders, solely in their capacity as a stockholder, agrees not to sell or otherwise dispose of any shares of Paligent Common Stock held by the Kurtz Stockholder, and to vote the shares of Paligent Common Stock so as to facilitate consummation of the Merger and approve certain other actions as more fully described below.

        NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants contained herein, the parties agree as follows:

        1.     Agreement to Retain Shares of Paligent Common Stock.    Each Kurtz Stockholder, severally and not jointly, agrees not to transfer, pledge, sell, exchange or offer to transfer or sell or otherwise dispose of or encumber ("Transfer") any of the shares of Paligent Common Stock at any time prior to the Expiration Date, as defined herein, excluding (i) Transfers by testamentary or intestate succession or otherwise by operation of law, (ii) any Transfer to a family member or charitable organization provided that the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as such Kurtz Stockholder and (iii) any Transfer pursuant to court order. The "Expiration Date" shall mean the earlier of (i) the date and time on which the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the date on which the Merger Agreement shall be terminated pursuant to the terms therein. Each Kurtz Stockholder agrees that this Agreement and the obligations hereunder shall attach to the shares of Paligent Common Stock owned by it and shall be binding upon any person or entity to whom legal or beneficial ownership of such shares of Paligent Common Stock shall pass, whether by operation of law or otherwise, including, without limitation, their respective heirs, guardians, administrators or successors.

        2.     Agreement to Vote Shares of Paligent Common Stock.    At any time prior to the Expiration Date, at any meeting of the Paligent stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to any written consent solicited with respect to any of the following, each Kurtz Stockholder agrees to vote the shares of Paligent Common Stock: (i) in favor of approval of the Merger Agreement and the Merger and any matter which would, or could reasonably be expected to, facilitate the Merger, and (ii) against (A) approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (B) any merger, consolidation, sale of assets, reorganization or recapitalization with any other party, (C) any liquidation, or winding up of Paligent and (D) any other matter which would, or could reasonably be expected to, prohibit or discourage the Merger (each of the foregoing is referred to as an "Opposing Proposal"). In addition to the foregoing, each Kurtz Stockholder agrees to vote the shares of Paligent Common Stock in favor of (a) approval of the amendment to Paligent's Certificate of Incorporation to effect the Reverse Stock Split, (b) approval of the Stock Option Plan (c) approval of the amendment to Paligent's Certificate of Incorporation to change Paligent's name to "International Fight League, Inc." and (d) the election of the following persons as directors of Paligent: Salvatore A Bucci, Richard J. Kurtz, Michael Molnar, Kurt Otto and Gareb Shamus. Each Kurtz Stockholder, as the holder of the shares of Paligent Common Stock agrees to be present, in person or by proxy, at all meetings of stockholders of Paligent so that all shares of Paligent Common Stock are counted for the purposes of determining the presence of a quorum at such meetings. This Agreement is intended to bind the Kurtz Stockholders in their capacity as a stockholder only and only with respect to the specific matters set forth herein, and shall not prohibit any Kurtz Stockholder from acting in accordance with his or her fiduciary duties as an officer or director of Paligent.

        3.     Additional Shares.    For purposes of this Agreement, the term Paligent Common Stock shall include any shares of Paligent capital stock which any Kurtz Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the termination of this Agreement.

        4.     Representations, Warranties and Covenants of Kurtz Stockholders.    Each Kurtz Stockholder, severally and not jointly, hereby represents, warrants and covenants to Paligent and IFL the following:

          4.1.  Ownership of Shares of Paligent Common Stock.    The Kurtz Stockholder (i) is the holder and beneficial owner of the shares of Paligent Common Stock set forth opposite such Kurtz Stockholder's name on Schedule I attached hereto, which at the date hereof and at all times until the termination of this Agreement will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of stock of Paligent other than such shares of Paligent Common Stock and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and to vote or otherwise direct the voting of such shares of Paligent Common Stock.

          4.2.  Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of the Kurtz Stockholder, enforceable against the Kurtz Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by the Kurtz Stockholder nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Kurtz Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Kurtz Stockholder.

          4.3.  No Voting Trusts and Agreements.    Between the date of this Agreement and the Expiration Date, the Kurtz Stockholder will not, and will not permit any entity under the Kurtz Stockholder's control to, deposit any shares of Paligent Common Stock held by the Kurtz Stockholder or such entity in a voting trust or subject any shares of Paligent Common Stock held by the Kurtz Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Paligent and IFL, unless the trustee of such trust agrees in writing to be bound by the terms of this Agreement.

          4.4.  No Proxy Solicitations.    Between the date hereof and the Expiration Date, the Kurtz Stockholder will not, and will not permit any entity under the Kurtz Stockholder's control to (i) solicit proxies or become a participant in a "solicitation" (as such term is defined in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action which would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (ii) initiate a stockholders' vote or action by written consent of Paligent stockholders or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Paligent with respect to an Opposing Proposal.

        5.     Representations, Warranties and Covenants of Paligent and IFL.    Each of Paligent and IFL, severally and not jointly, hereby represents, warrants and covenants to the Kurtz Stockholders the following:

          5.1.  Due Authorization.    This Agreement has been authorized by all necessary corporate action on the part of Paligent and IFL, as the case may be, and has been duly executed by a duly authorized officer of Paligent and IFL, as the case may be.

          5.2.  Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of Paligent and IFL, as the case may be, enforceable against them, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by Paligent or IFL, as the case may be, nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Paligent and IFL, as the case may be, is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Paligent and IFL, as the case may be.

        6.     Additional Documents.    The Kurtz Stockholders, Paligent and IFL hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Paligent or IFL (or their respective legal counsel) or the Kurtz Stockholders, as the case may be, to carry out the intent of this Agreement.

        7.     Consent and Waiver.    Each Kurtz Stockholder, solely in their capacity as a Kurtz Stockholder, hereby gives any consent or waivers that are reasonably required in connection with a meeting of Kurtz Stockholders or consent in lieu of such meeting in order to approve and consummate the Merger under the terms of any agreement to which such Kurtz Stockholder is a party or pursuant to any other rights such Kurtz Stockholder may have.

        8.     Miscellaneous.

          8.1.  Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          8.2.  Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

          8.3.  Amendments and Modifications.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          8.4.  Specific Performance; Injunctive Relief.    The parties hereto acknowledge that Paligent and IFL will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Kurtz Stockholders set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Paligent and IFL upon such violation, Paligent and IFL shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to them at law or in equity.

          8.5.  Notices.    All notices, requests, claims, demands and other communications hereunder shall be delivered in accordance with Section 10.01 of the Merger Agreement. All notices, requests, claims, demands and other communications hereunder shall be delivered to a Kurtz Stockholder at the address set forth on Schedule I attached hereto for such Kurtz Stockholder.

          8.6.  Governing Law.    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

          8.7.  Entire Agreement.    This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          8.8.  Counterparts.    This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          8.9.  Effect of Headings.    The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

          8.10. Termination.    Notwithstanding anything else in this Agreement, this Agreement, and all obligations of the Kurtz Stockholders hereunder, shall automatically terminate as of the Expiration Date.

[Signature page follows]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

PALIGENT INC.
By:	/s/ SALVATORE A. BUCCI Name: Salvatore A. Bucci Title: President and Chief Executive Officer
INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ GAREB SHAMUS Name: Gareb Shamus Title: Chief Executive Officer
STOCKHOLDERS:
/s/ RICHARD J. KURTZ Richard J. Kurtz
/s/ PAMELA KURTZ Pamela Kurtz
/s/ JEFF KURTZ Jeff Kurtz

Name of Kurtz Stockholder	Address	Number of Shares
Richard J. Kurtz	270 Sylvan Avenue Englewood Cliffs, NJ 07632	16,304,247
Pamela Kurtz	270 Sylvan Avenue Englewood Cliffs, NJ 07632	616,752
Jeff Kurtz	270 Sylvan Avenue Englewood Cliffs, NJ 07632	775,572

EXHIBIT C

KURTZ CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT

        This CONTRIBUTION AGREEMENT, dated as of August 25, 2006 (this "Contribution Agreement"), is entered into by and between Richard J. Kurtz ("Kurtz"), and Paligent Inc., a Delaware corporation ("Paligent").

Background

A.
Concurrently with the execution of this Agreement, Paligent, IFL Corp., a Delaware corporation and a wholly-owned subsidiary of Paligent ("Merger Sub"), and International Fight League, Inc., a Delaware corporation, have entered into an Agreement and Plan of Merger, providing for the merger of Merger Sub with and into IFL (the "Merger");

B.
On October 8, 2003, Paligent issued a promissory note to Kurtz (the "Promissory Note"), pursuant to which Paligent, as of the date hereof, is obligated to repay to Kurtz an amount equal to approximately $808,000, comprising principal and accrued interest of $745,000 and $63,000, respectively, and pursuant to which Kurtz may continue to make loans to Paligent prior to the closing.

C.
In connection with the Merger, Kurtz and Paligent intend to effect a contribution of a portion of the obligations due under the Note (the "Note Obligations") from Kurtz to Paligent upon the terms and subject to the conditions set forth herein.

Terms

        The parties hereto, for good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

        1.     Contribution of Note Obligations.    Subject to the terms and conditions set forth herein, effective immediately following the consummation of the Merger, Kurtz shall transfer to Paligent a portion of the debt due Kurtz, but no less than $651,000 (the "Minimum Amount"), in exchange for the number of shares of common stock of Paligent equal to the amount of Note Obligations contributed divided by the greater of (x) $.40 and (y) the closing price of a share of common stock of Paligent on the Over The Counter Bulletin Board on the date which is set as the record date for purposes of determination of stockholders entitled to vote with respect to the Merger (the "Shares"). Within 3 days prior to the Merger, Kurtz shall provide written notice to Paligent of the amount of Note Obligations that will be contributed hereunder in excess of the Minimum Amount.

        2.     Representations and Warranties of Kurtz.    Kurtz further represents and warrants that

          (a)   Kurtz has the power and authority to enter into this Agreement and to perform his obligations hereunder;

          (b)   this Agreement has been duly executed and delivered by Kurtz and constitutes a legal valid and binding obligation of Kurtz, enforceable against him in accordance with its terms and conditions.

          (c)   Kurtz has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act");

          (d)   Kurtz is acquiring the Shares for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Shares in violation of the securities laws of the United States;

          (e)   Kurtz is an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act;

          (f)    Kurtz is familiar with the business, management, financial condition and affairs of the Company;

          (g)   Kurtz is the sole beneficial owner of, and has good and marketable title to, the Note and owns the Note free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof;

          (h)   there are no outstanding rights, options, subscriptions or other agreements or commitments obligating Kurtz to sell or transfer the Note, and other than pursuant to applicable securities laws, the Note is not subject to any lock-up or other contractual restriction on its transfer or on the ability of Buyers to sell or transfer the Note; and

          (i)    when contributed in accordance with the terms of this Agreement, Paligent will acquire good and marketable title to that portion of the Note so contributed, free from all taxes, liens, claims and encumbrances and charges with respect to the delivery thereof.

        3.     Covenants.    The foregoing representations and warranties shall be true and correct as of the date of the contribution of the Note Obligations.

        4.     Further Assurances.    From time to time after the date of this Contribution Agreement, without the payment of any additional consideration, each party hereto will execute all such instruments and take all such actions as the other party shall reasonably request in connection with carrying out and effectuating the intent and purpose hereof and all of transactions contemplated by this Contribution Agreement.

        5.     Assignment.    This Contribution Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

        6.     Governing Law.    The validity, performance, construction and effect of this Contribution Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

        7.     Headings.    The headings in this Contribution Agreement are for convenience of reference only and shall not constitute a part of this Contribution Agreement, nor shall they affect their meaning, construction or effect.

        8.     Counterparts.    This Contribution Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

[Signatures appear on the following page]

        IN WITNESS WHEREOF, the parties hereto have caused this duly approved Contribution Agreement to be executed as of the date first written above.

/s/ RICHARD J. KURTZ Richard J. Kurtz
PALIGENT INC.
By:	/s/ SALVATORE A. BUCCI Name: Salvatore A. Bucci Title: President and Chief Executive Officer

EXHIBIT D

STOCK OPTION PLAN

Filed as Annex C to the Proxy Statement.

ANNEX B
FORM OF
CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

PALIGENT INC.
a Delaware corporation

  PALIGENT INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

    FIRST: That the Board of Directors of Paligent Inc. (hereinafter called the "Corporation"), at a meeting of the Board of Directors on             , 2006 duly adopted resolutions (a) setting forth a proposed amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") to effect a reverse stock split of the Corporation's common stock, par value $.01 per share ("Common Stock") on the basis of issuing one share of Common Stock for each 20 shares of outstanding Common Stock, (b) declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, (c) directing that said amendment be submitted for consideration by the stockholders and (d) authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.

    SECOND: That the Certificate of Incorporation be amended to add the following paragraph to the end of Article II:

      "Effective upon the filing of this Amendment, every 20 outstanding shares Common Stock of the Corporation will be combined into and automatically become one (1) outstanding share of Common Stock, $.01 par value per share, of the Corporation, and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing reverse stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated subsequent to the foregoing split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share."

    THIRD: That holders of at least a majority of all of the outstanding stock of the Corporation entitled to vote hereon duly approved the aforesaid amendment to the Certificate of Incorporation.

    FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware.

    FIFTH: That said amendments may be abandoned by the Pricing Committee in its sole discretion prior to the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this      day of            , 2006.

PALIGENT INC.
By:
Name: Salvatore A. Bucci Title: Chief Executive Officer

ANNEX C
INTERNATIONAL FIGHT LEAGUE, INC.
2006 EQUITY INCENTIVE PLAN

INTERNATIONAL FIGHT LEAGUE, INC.
2006 EQUITY INCENTIVE PLAN

        1.     Purposes of the Plan.    The purposes of this International Fight League, Inc. 2006 Equity Incentive Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and the Company's Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, time vested and/or performance vested Restricted Stock, Stock Appreciation Rights and Unrestricted Shares may also be granted under the Plan.

        2.     Definitions.    As used herein, the following definitions shall apply:

        "Administrator" means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

        "Affiliate" means any Parent and/or Subsidiary.

        "Applicable Laws" means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

        "Award" means the grant of an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or Unrestricted Shares.

        "Board" means the Board of Directors of the Company.

        "Cause" means, unless otherwise specifically provided in a Participant's Option Agreement, Stock Purchase Agreement, Stock Appreciation Right Agreement or Stock Award Agreement, a finding by the Administrator that the Participant's employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant's use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant's duties; (ii) the Participant's commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Participant's gross negligence; (iv) the Participant's violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant's disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant's duties; (vi) actions by the Participant that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Participant's conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii)any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Participant's service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether "Cause" shall have occurred for purposes of this Plan.

        "Change in Control Event" has the meaning set forth in Section 16(c).

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

        "Company" means International Fight League, Inc., a Delaware corporation.

        "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

        "Director" means a member of the Board or of the board of directors of an Affiliate.

        "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        "Employee" means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)  if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii)  if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii)  if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

        "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an Award.

        "Option" means a stock option granted pursuant to the Plan.

        "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

        "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

        "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

        "Parent" means a "parent corporation" of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

        "Participant" shall mean any Service Provider who holds an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

        "Restricted Period" has the meaning set forth in Section 12(a).

        "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 of the Plan.

        "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

        "Section 16(b)" means Section 16(b) of the Exchange Act.

        "Service Provider" means an Employee, Director or Consultant.

        "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

        "Stock Appreciation Right" means a right granted pursuant to Section 14 of the Plan, as evidenced by a Notice of Grant. Stock Appreciation Rights may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights").

        "Stock Appreciation Right Agreement" means an agreement between the Company and the grantee of a Stock Appreciation Right, approved by the Administrator, evidencing the terms and conditions of an individual Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

        "Stock Award" means an Award of Shares pursuant to Section 12 of the Plan.

        "Stock Award Agreement" means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

        "Stock Award Shares" means Shares subject to a Stock Award.

        "Stock Awardee" means the holder of an outstanding Stock Award granted under the Plan.

        "Stock Purchase Agreement" means a written agreement between the Company and an Optionee, approved by the Administrator, evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

        "Stock Purchase Awardee" means the holder of an outstanding Stock Purchase Right granted under the Plan.

        "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        "Stock Purchase Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 of the Plan.

        "Subsidiary" means a "subsidiary corporation" of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

        "Substitute Options" has the meaning set forth in Section 17.

        "Unrestricted Shares" means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

        3.     Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 5,000,000 shares. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Notwithstanding the foregoing, no more than 500,000 Shares of Common Stock may be granted to any one Participant with respect to Options, Stock Purchase Rights and Stock Appreciation Rights during any one calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

        4.     Administration of the Plan.

        (a)   Appointment of Committee.    The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Code. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

        (b)   Powers of the Administrator.    Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

            (i)  to determine the Fair Market Value;

           (ii)  to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted hereunder;

          (iii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (iv)  to approve forms of agreement for use under the Plan;

           (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement, Stock Purchase Agreement, Stock Award Agreement and Stock Appreciation Right Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or grant of Unrestricted Shares or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi)  to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

         (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (viii)  to modify or amend each Option or Stock Purchase Right (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan;

          (ix)  to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

           (x)  to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

          (xi)  to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

        (c)   Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

        5.     Eligibility.    Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person's becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

        6.     Limitations.

        (a)   Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if an Employee first becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, "Incentive Stock Options" include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b)   Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service

Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant's right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

        7.     Term of the Plan.    The Plan shall become effective upon approval by the Company's shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

        8.     Term of Options.    The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

        9.     Option Exercise Price; Exercisability.

        (a)   Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)  In the case of an Incentive Stock Option:

      (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

      (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

           (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

          (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

        (b)   Exercise Period and Conditions.    At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

        10.   Exercise of Options; Consideration.

        (a)   Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator, each Option shall vest and become exercisable as to one-sixth (1/6) of the Shares subject to the Option on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Option every six months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)   Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Consultant, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.

        (c)   Disability of an Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

        (d)   Death of an Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

        (e)   Termination for Cause.    Unless otherwise provided in a Service Provider's Option Agreement, if a Service Provider's relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider's Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

        (f)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)  cash;

           (ii)  check;

          (iii)  other Shares of the Company's capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (iv)  consideration received by the Company under a cashless exercise program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator;

           (v)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vi)  any combination of the foregoing methods of payment; or

         (vii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        11.   Stock Purchase Rights.

        (a)   Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Stock Purchase Awardee in writing or electronically, by means of a Notice of Grant and/or a Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Stock Purchase Awardee shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Stock Purchase Agreement in a form determined by the Administrator and payment of the applicable purchase price.

        (b)   Repurchase Option.    Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Stock Purchase Awardee's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Agreement shall be the original price paid by the Stock Purchase Awardee and may be paid by cancellation of any indebtedness of the Stock Purchase Awardee to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the

Administrator, the restrictions shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement every six months thereafter.

        (c)   Other Provisions.    The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

        (d)   Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the Stock Purchase Awardee shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

        (e)   Code §409A.    Notwithstanding anything contained herein to the contrary, Stock Purchase Rights shall not be awarded if the Administrator, on the basis of advice of counsel, determines that the grant of such Stock Purchase Rights would violate Section 409A of the Code.

        12.   Stock Awards.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

        (a)   At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

        (b)   The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

        (c)   Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

        (d)   Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee's employment or consultancy arrangement is terminated for Cause. If the Stock Awardee's employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

        (e)   Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee's request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

        13.   Unrestricted Shares.    The Administrator may grant Unrestricted Shares in accordance with the following provisions:

        (a)   The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment (other than the par value thereof, in the Administrator's discretion) shall be required for Unrestricted Shares.

        (b)   The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

        14.   Stock Appreciation Rights.    The Administrator may grant Stock Appreciation Rights in accordance with the following provisions:

        (a)   Tandem Stock Appreciation Rights may be awarded by the Administrator in connection with any Option granted under the Plan, either at the time such Option is granted or thereafter at any time prior to the exercise, termination or expiration of such Option. The base price of any Tandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of the related Option. Nontandem Stock Appreciation Rights may also be granted by the Administrator at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Administrator shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 14(d). The base price of any Nontandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Administrator shall determine.

        (b)   Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Administrator may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Administrator shall determine.

        (c)   Tandem Stock Appreciation Rights shall entitle the applicable Participant to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 14(f) to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

        (d)   The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 14(f), entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof, being exercised. Cash shall be delivered in lieu of any fractional shares.

        (e)   As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 14(c) and Section 14(d) and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Administrator causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 14(f), deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

        (f)    The Administrator, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

        15.   Non-Transferability.    Unless determined otherwise by the Administrator, an Option, Stock Appreciation Right, Stock Purchase Right and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, Stock Appreciation Right or Stock Purchase Right, may be exercised, during the lifetime of a Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Purchase Agreements and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

        16.   Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

        (a)   Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Award Agreement and Stock Appreciation Right and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Award Agreement or Stock Appreciation Right, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

        (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Appreciation Right and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

        (c)   Merger or Asset Sale.    In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a "Change of Control Event"), then, absent a provision to the contrary in any particular Option Agreement, Restricted Stock Purchase Agreement, Stock Purchase Right Agreement, Stock Appreciation Right Agreement or Stock Award (in which case the terms of such shall supercede each of the provisions of this Section 16(c) that are inconsistent with such Agreement or Award), each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Stock Appreciation Right and Stock Purchase Right as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Purchase Agreements and Stock Awards shall be deemed to have been satisfied. If an Option, Stock Appreciation Right and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Stock Appreciation Rights and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option, Stock Appreciation Right and Stock Purchase Right confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Appreciation Right or Stock Purchase Right, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

        17.   Substitute Options.    In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

        18.   Date of Grant.    The date of grant of an Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

        19.   Amendment and Termination of the Plan.

        (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

        (b)   Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

        (c)   Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement shall be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        20.   Conditions Upon Issuance of Shares.

        (a)   Legal Compliance.    Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right unless such grant or the exercise of such Option, Stock Appreciation Right or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws.

        (b)   Investment Representations.    As a condition to the grant of any Award or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option, Stock Appreciation Right or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        (c)   Additional Conditions.    The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a "disqualifying disposition" for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such "disqualifying disposition."

        (d)   Trading Policy Restrictions.    Option, Stock Appreciation Right and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

        21.   Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.   Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        23.   Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company's stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

        24.   Withholding; Notice of Sale.    The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

        25.   Governing Law.    This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

ANNEX D
CERTIFICATE OF MERGER
OF
IFL CORP.
(A DELAWARE CORPORATION)
AND
INTERNATIONAL FIGHT LEAGUE, INC.
(A DELAWARE CORPORATION)

CERTIFICATE OF MERGER

OF

IFL CORP.

INTO

INTERNATIONAL FIGHT LEAGUE, INC.

UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

OF

THE STATE OF DELAWARE

        INTERNATIONAL FIGHT LEAGUE, INC. (the "Company"), hereby certifies the following information with respect to the merger of IFL Corp. ("Acquisition Corp.") with and into the Company (the "Merger"):

        1.     The respective name and state of incorporation of each of the Company and Acquisition Corp., which are the constituent corporations in the Merger (collectively, the "Constituent Corporations"), are:

Name	State of Incorporation
International Fight League, Inc.	Delaware
IFL Corp.	Delaware

        2.     An agreement of merger setting forth the terms and conditions of the Merger (the "Merger Agreement") has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 251 of the General Corporation Law of the State of Delaware.

        3.     The name of the corporation surviving the Merger is International Fight League, Inc., which hereby shall be changed to IFL Corp. (the "Surviving Corporation").

        4.     The Certificate of Incorporation of the Company is amended and restated in its entirety as a result of the Merger, to read as set forth in Exhibit A hereto and, as so amended, shall be the Restated Certificate of Incorporation of the Surviving Corporation.

        3.     An executed counterpart of the Merger Agreement is on file at the principal place of business of the Surviving Corporation, which is located at 1010 Sixth Avenue, 3rd Floor, New York, New York 10018.

        4.     A copy of the executed Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Constituent Corporations.

        IN WITNESS WHEREOF, this Certificate of Merger has been executed on                        .

INTERNATIONAL FIGHT LEAGUE, INC.
By:
[Name] [Title]

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

IFL CORP.

        FIRST:    Name.    The name of the Corporation is:

  IFL CORP.

        SECOND:    Address of Registered Office.    The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

        THIRD:    Purpose.    The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:    Number of Shares.    The total number of shares of stock that the Corporation shall have authority to issue is 1,000 shares, all of which shall be Common Stock, $.01 par value per share.

        FIFTH:    Bylaws.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaw made by the Board of Directors.

        SIXTH:    Indemnification; Liability.    (a) The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify (and may advance expenses to) any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities and other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        (b)   No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article SIXTH shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is subsequently amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth above, shall not be liable to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. No repeal or modification of this Article SIXTH shall adversely affect any right of or protection afforded to a director of the Corporation existing immediately prior to such repeal or modification.

ANNEX E
IFL FINANCIAL STATEMENTS

IFL FINANCIAL STATEMENTS

INDEX

Page
AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	E-3
Balance Sheet as of December 31, 2005	E-4
Statement of Operations for the period March 29, 2005 (date of inception) to December 31, 2005	E-5
Statement of Members' Deficit for the period March 29, 2005 (date of inception) to December 31, 2005	E-6
Statement of Cash Flows for the period March 29, 2005 (date of inception) to December 31, 2005	E-7
Notes to Financial Statements	E-8 to E-12
UNAUDITED INTERIM FINANCIAL STATEMENTS
Balance Sheet as of June 30, 2006	E-13
Statements of Operations for the three and six months ended June 30, 2006	E-14
Statement of Members' and Stockholders' Deficits for the six months ended June 30, 2006	E-15
Statement of Cash Flows for the six months ended June 30, 2006	E-16
Notes to Financial Statements	E-17 to E-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of
International Fight League, LLC

        We have audited the accompanying balance sheet of International Fight League, LLC (a development stage company) (the "Company") as of December 31, 2005 and the related statements of operations, members' deficit and cash flows for the period March 29, 2005 (date of inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Fight League, LLC (a development stage company) as of December 31, 2005 and the results of its operations, changes in its members' deficit and its cash flows for the period March 29, 2005 (date of inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a members' deficit as of December 31, 2005 and has incurred losses and negative operating cash flows since inception. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Roseland, New Jersey

June 21, 2006, (except for the last two paragraphs of Note 7 which is as of October 25, 2006)

INTERNATIONAL FIGHT LEAGUE, LLC
(a development stage company)

BALANCE SHEET

December 31, 2005

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,136,960
OTHER ASSETS	10,267

TOTAL ASSETS	$1,147,227

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
Investor advances	$1,175,000
Accrued expenses	13,430

Total current liabilities	1,188,430

MEMBERS' DEFICIT:
Members' capital	1,800
Deficit accumulated during the development stage	(43,003)

Total members' deficit	(41,203)

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$1,147,227

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, LLC
(a development stage company)

STATEMENT OF OPERATIONS

For the Period March 29, 2005 (date of inception) to December 31, 2005

Selling, general and administrative expenses	$(43,003)

Net loss	$(43,003)

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, LLC
(a development stage company)

STATEMENT OF MEMBERS' DEFICIT

For the Period March 29, 2005 (date of inception) to December 31, 2005

	Members' Capital	Deficit accumulated during the development stage	Total Members' Deficit
Members' contributions	$1,800	$—	$1,800
Net loss		(43,003)	(43,003)

Balances, December 31, 2005	$1,800	$(43,003)	$(41,203)

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, LLC
(a development stage company)

STATEMENT OF CASH FLOWS

For the Period March 29, 2005 (date of inception) to December 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(43,003)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating liabilities:
Accrued expenses	13,430

Net cash used in operating activities	(29,573)
CASH FLOWS FROM FINANCING ACTIVITIES:
Members' contributions	1,800
Proceeds from investor advances	1,175,000
Payments of deferred costs of financing	(10,267)

Net cash provided by financing activities	1,166,533

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,136,960
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,136,960

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, LLC
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

1.     Basis of Presentation and Business Description

        International Fight League, LLC (a development stage company) (the "LLC") was organized on March 29, 2005 as a New Jersey Limited Liability Company. On January 11, 2006, the LLC merged into a newly formed Delaware corporation, International Fight League, Inc. ("IFL"), whereupon the separate existence of the LLC ceased. (See Note 7). The accompanying financial statements and notes thereto include the accounts of the LLC and the combined results of operations of the LLC and its successor entity, IFL (hereinafter collectively referred to as the "Company" or "IFL").

        IFL, a professional mixed martial arts ("MMA") sports league, is in the initial stages of becoming an integrated media and entertainment business, engaged in the development, production and marketing of live mixed martial arts events with the intent to package television and pay-per-view programming and eventually license and sell branded consumer products featuring the IFL, its teams and personalities.

        The Company is in the development stage as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises;" therefore, recovery of its assets is dependent upon future events, the outcome of which is indeterminable.

2.     Going Concern Consideration

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. At December 31, 2005, the Company had a members' deficit of approximately $41,000. During 2005, the Company incurred losses and negative operating cash flows of approximately $43,000 and $30,000, respectively. During 2006, these trends have continued. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

        The Company has been successful in raising funds through shareholder loans and the issuance of preferred stock. Additionally, the Company has executed an Agreement and Plan of Merger dated as of August 25, 2006 (the "Merger") with a publicly traded "shell company" (see Note 7) that would allow the Company broader financing alternatives. The Company's near and long-term operating strategies focus on increasing revenues through additional live events, increased sponsorship revenues, sales of branded merchandise, increased television rights revenue and controlling costs to achieve profitable operations.

        There can be no assurance that the Company will continue to obtain sufficient equity or debt financing on favorable terms, if at all. If the Company is unable to secure additional financing and achieve future profitable operations, its ability to implement its growth strategies will be impaired and its financial condition, results of operations and cash flows are likely to be materially adversely affected.

3.     Summary of Significant Accounting Policies

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Property and Equipment—Property and equipment will be stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization will be computed on a straight-line basis over the estimated useful lives of the assets, expected to vary from 3 to 5 years or, when applicable, the life of the lease, whichever is shorter.

        Long-Lived Assets—The Company complies with the accounting and reporting requirements of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company will periodically evaluate the carrying value of long-lived assets when events and circumstances warrant such a review. Long-lived assets will be written down if the evaluation determines that the fair value is less than the book amount.

        Cash and Cash Equivalents—Amounts reported include cash on deposit in overnight deposit accounts and investments in money market accounts.

        Fair Value of Financial Instruments—The fair values of the Company's assets and liabilities that qualify as financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," approximate their carrying amounts as presented in the accompanying balance sheet at December 31, 2005.

        Income Taxes—As a limited liability company, the Company is treated as a partnership for federal and state income tax purposes and, accordingly, does not record a provision for income taxes because the individual members report their share of the Company's income or loss on their income tax returns.

        Revenue Recognition—In accordance with the provisions of Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition," as amended by SAB 104, revenues will be generally recognized when products are shipped or as services are performed. However, due to the nature of the Company's business, there are additional steps in the revenue recognition process, as described below:

  •
  Sponsorships: The Company will follow the guidance of Emerging Issues Task Force (EITF) Issue 00-21, "Revenue Arrangements with Multiple Deliverables," and assigns the total of sponsorship revenues to the various elements contained within a sponsorship package based on their relative fair values.

  •
  Licensing: Revenues will be recognized upon receipt of notice by the individual licensees as to license fees due. Licensing fees received in advance will be deferred and recognized as income when earned.

        Stock-Based Compensation—Accounting for stock options issued to employees will follow the provisions of SFAS No. 123(R), "Share-Based Payment." This statement requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the reward.

        The Company expects to utilize the Black-Scholes option pricing model to measure the fair value of options granted to employees.

        Advertising Expense—In accordance with the provisions of Statement of Position ("SOP") No. 93-7, advertising costs will be expensed as incurred, except for costs related to the development of a major commercial or media campaign which will be expensed in the period in which the commercial or campaign is first presented.

4.     Financial Instruments and Off-Balance Sheet Risk

        Financial instruments, which potentially subject the Company to concentrations of credit risk, are principally bank deposits, short-term investments and accounts receivable. Cash and cash equivalents are deposited with high credit quality financial institutions. The Company did not have any short-term investments or accounts receivable during the period covered by the financial statements. We will perform ongoing evaluations of our customers' financial condition and we will monitor our exposure for credit losses and maintain allowances for anticipated losses.

5.     Members' capital

        Members' capital consists of 100 units in the amount of $1,800.

6.     Related party transactions

        The Company maintains its principal office in New York City and utilizes office space provided by a business venture controlled by the Company's chief executive officer. No rent has been charged since the inception of the Company nor is there any obligation upon the Company to pay rent for its use of such premises.

7.     Subsequent events

        In January 2006, the members of the LLC contributed 100% of their members' capital contribution to IFL in exchange for 18 million shares of IFL's $0.0001 par value common stock. The transaction has been accounted for as a merger of entities under common control, similar to a pooling of interests, in which IFL was the surviving entity.

        On January 18, 2006, the Company issued 6,777,774 shares of Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock") in exchange for $1,525,000 in cash, including $1,175,000 of investor advances received as of December 31, 2005. On April 26, 2006, the Company issued 4,444,444 shares of Series A Preferred Stock for cash of $1,000,000. The Series A Preferred Stock is redeemable at the option of the holders of at least 50% of the Series A Preferred Stock commencing any time after the seventh anniversary of the initial closing and, therefore, will be recorded as "mezzanine" debt. The Series A Preferred Stock provides for accrual of dividends (which will be treated as an expense in the financial statements) amounting to $0.0180 per share, per annum. The Series A Preferred Stock contains a preference in liquidation and is convertible into common stock under a formula contained in the instrument, which initially results in a one-to-one conversion. The Series A Preferred Stock may be voted at the rate of one vote for each share of common stock into which the Series A Preferred Stock is convertible.

        On March 14, 2006, the Company entered into an agreement with National Sports Programming, owner and operator of Fox Sports Net Sports Programming Service ("FSN"), regarding IFL's series of team mixed martial arts events held on April 29 and June 3, 2006. The agreement grants FSN exclusive rights to the series through December 31, 2006. In return, FSN agrees to broadcast the initial telecast and one repeat telecast of each series episode in a minimum of 50 million homes. The telecasts were aired during the six months ended June 30, 2006. Under this agreement, there shall be no payment of any distribution fee by the Company to FSN; however, the Company has estimated the value of the distribution fee (and associated television rights) to be $375,000 and has treated the transaction as a barter transaction in accordance with Accounting Principles Board Opinion No. 29, "Accounting for Non-monetary Transactions" and EITF Issue 01-2, "Interpretations of APB No. 29," recognizing $375,000 in television rights revenue and a corresponding charge to cost of revenues of $375,000.

        On January 30, 2006, the Company leased additional office premises in Las Vegas, Nevada. The lease begins February 1, 2006 and expires on January 31, 2007. Rent expense is $2,500 per month, payable in advance.

        During 2006, the Company's board of directors adopted the 2006 Equity Compensation Plan (the "Plan"), which provides for the issuance of options representing a maximum of 2 million shares of the Company's common stock. As of August 31, 2006, the Company has issued options under the Plan for 1,515,000 shares to certain non-employee coaches and managers, employees and others.

        On April 25, 2006, the Company entered into an agreement with Paligent, Inc., a publicly traded "shell company" ("Paligent") and Richard J. Kurtz, Paligent's principal stockholder (the "Letter Agreement"). Under terms of the Letter Agreement, Paligent would acquire 100% of the issued and outstanding common and preferred stock of the Company in exchange for shares of common stock of Paligent which, upon their issuance, would be equal to 95% of the issued and outstanding shares of common stock of Paligent. As provided for in the Letter Agreement, Mr. Kurtz purchased 4,444,444 shares of the Company's Series A Preferred Stock for $1,000,000 in cash immediately following the execution of the Letter Agreement (increasing his ownership of Series A Preferred Stock to 4,555,555 shares). On August 25, 2006, the Company and Paligent executed an Agreement and Plan of Merger under terms substantially similar to terms of the Letter Agreement and subject to the satisfaction of certain conditions, including stockholder approval of the respective companies (the "Merger Agreement").

        The Merger Transaction is considered to be a capital transaction in substance rather than a business combination. The Merger Transaction is equivalent to the issuance of stock by the Company for the net monetary assets of Paligent, accompanied by a recapitalization. The Merger Transaction would be accounted for as a reverse acquisition of a "shell company" whereby the Company would be the accounting acquirer and Paligent would be the legal acquirer. In such a transaction, no goodwill or other intangible assets would be recorded.

        On August 10, 2006, the Company entered into an agreement with FSN, under which FSN has agreed to broadcast IFL's series of team mixed martial arts events that will be held in the Fall of 2006. The agreement provides for FSN to broadcast ten hours of original MMA programming. The broadcasts will include six one-hour broadcasts, a two-hour season championship finale broadcast and a two-hour Best Damn Sports Show Special broadcast during prime-time. Under this arrangement with FSN, IFL earns revenues from the sponsorships and promotions it sells in connection with the televised events; however, there shall be no payment of any distribution fee by the Company to FSN. The Company will treat the arrangement as a barter transaction under which the Company will recognize television rights revenue and a corresponding charge to costs of revenues based on prevailing market values.

        On August 1, 2006, the Company executed a promissory note with Mr. Kurtz pursuant to which the Company has received, as of October 25, 2006, loan proceeds aggregating $3.0 million. The loans bear interest at 8% per annum and are repayable upon the earlier of (i) the first anniversary of the making of the first loan and (ii) the first funding of debt and/or equity capital subsequent to the transaction contemplated by the Letter Agreement that results in aggregate net cash proceeds to the Company of not less than $5 million.

        The Company, two of its officers, and two Company employees had been named as defendants in a civil action filed in Clark County, Nevada seeking unspecified monetary, exemplary and injunctive relief. The complaint alleged that the defendants misappropriated the plaintiff's trade secrets and intentionally interfered with its business relationships. In October 2006, the suit was settled and all claims and liabilities relating thereto were released.

INTERNATIONAL FIGHT LEAGUE, INC.

BALANCE SHEET

June 30, 2006
(Unaudited)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$539,528
Accounts receivable, net	103,458
Prepaid expenses	8,581

Total current assets	651,567
PROPERTY AND EQUIPMENT—NET	37,917
OTHER ASSETS	24,840

TOTAL ASSETS	$714,324

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$391,125
Accrued expenses	212,799

Total current liabilities	603,924

SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK	2,525,000

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' DEFICIT:
Common stock: $.0001 par value; 50,000,000 shares authorized; 18,000,000 shares issued and outstanding	1,800
Additional paid-in capital	25,128
Accumulated deficit	(2,441,528)

Total stockholders' deficit	(2,414,600)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$714,324

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, INC.

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended June 30, 2006	For the Six Months Ended June 30, 2006
Revenues
Live and televised events
Advertising—sponsorships	$234,080	$234,080
Advertising—other	230	230
Live events—box office receipts	127,142	127,142
Television rights	375,000	375,000
Branded merchandise	1,342	1,342

Total revenues	737,794	737,794

Cost of revenues
Live and televised events
Advertising—sponsorship	102,280	102,280
Live events—advertising	169,691	169,691
Live events—other costs	1,343,731	1,343,731
Distribution fees	375,000	375,000
Branded merchandise	680	680

Total cost of revenues	1,991,382	1,991,382

Selling, general and administrative expenses	504,773	1,069,963

Stock-based compensation expense	15,546	25,128

Operating loss	(1,773,907)	(2,348,679)
Dividend expense	(45,167)	(72,617)
Interest income	11,248	22,771

Net loss	$(1,807,826)	$(2,398,525)

Net Loss per common share—basic and diluted:	$(0.10)	$(0.13)

Weighted average common shares outstanding:
Basic and diluted	18,000,000	18,000,000

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, INC.

STATEMENT OF MEMBERS' AND STOCKHOLDERS' DEFICIT

For the Six Months Ended June 30, 2006
(Unaudited)

		Common Stock
	Members' Capital			Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit
		Shares	Par Value
Balances, January 1, 2006	$1,800	—	$—	$—	$—	$1,800
Stock-based compensation expense				$25,128		25,128
Merger of International Fight League, LLC	(1,800)	18,000,000	$1,800		(43,003)	(43,003)
Net loss					(2,398,525)	(2,398,525)

Balances, June 30, 2006	$—	18,000,000	$1,800	$25,128	$(2,441,528)	$(2,414,600)

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2006
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,398,525)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,991
Stock-based compensation expense	25,128
Allowance for uncollectible accounts	100,000
Changes in operating assets and liabilities:
Accounts receivable	(203,458)
Prepaid expenses	(8,581)
Accounts payable	391,125
Accrued expenses	199,369

Net cash used in operating activities	(1,889,951)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment of deposit	(2,500)
Purchase of property and equipment	(41,190)

Net cash used in investing activities	(43,690)

CASH FLOWS FROM FINANCING ACTIVTIES:
Issuance of Series A preferred stock	2,525,000
Conversion of investor advances to Series A Preferred Stock	(1,175,000)
Deferred costs of financing	(13,791)

Net cash provided by financing activities	1,336,209

NET DECREASE IN CASH AND CASH EQUIVALENTS	(597,432)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,136,960

CASH AND CASH EQUIVALENTS, END OF PERIOD	$539,528

See Accompanying Notes to Financial Statements

INTERNATIONAL FIGHT LEAGUE, INC.

NOTES TO FINANCIAL STATEMENTS

Unaudited

1.     Basis of Presentation and Business Description

        The unaudited interim financial statements included herein have been prepared by International Fight League Inc. ("IFL" or the "Company") pursuant to accounting principles generally accepted in the United States of America. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the financial position of the Company at June 30, 2006 and the results of its operations and its cash flows for the six months and the quarter ended June 30, 2006. The results of operations for the interim periods are not necessarily indicative of the results of operations to be expected for the fiscal year or any other interim period.

        The accompanying financial statements include the accounts of IFL, a professional mixed martial arts ("MMA") sports league, which is in the initial stages of becoming an integrated media and entertainment company, engaged in the development, production and marketing of live mixed martial arts events with the intent to package television and pay-per-view programming and eventually license and sell branded consumer products featuring the IFL, its teams and personalities.

        IFL's predecessor, International Fight League, LLC (the "LLC"), was organized on March 29, 2005 as a New Jersey Limited Liability Company. On January 11, 2006, the LLC merged into IFL, whereupon the existence of the LLC ceased, and at which time members of the LLC contributed 100% of their members' capital contribution to IFL in exchange for 18 million shares of IFL's $0.0001 par value common stock. The transaction has been accounted for as a merger of entities under common control, similar to a pooling of interests, in which IFL was the surviving entity.

        The accompanying financial statements of the Company include the operating results and cash flows of the LLC for the period January 1, 2006 through January 10, 2006 and the operating results and cash flows of IFL for the period January 11, 2006 through June 30, 2006.

        The Company was in the development stage through March 31, 2006. The quarter ended June 30, 2006 is the first quarterly period that the Company is considered to be an operating company.

2.     Going concern

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. At June 30, 2006, the Company had a stockholders' deficit of approximately $2,415,000. During the six months ended June 30, 2006, the Company incurred losses and negative operating cash flows of approximately $2,399,000 and $1,890,000, respectively. During the third quarter of 2006, these trends have continued. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

        The Company has been successful in raising funds through shareholder loans and the issuance of preferred stock. Additionally, the Company has executed an Agreement and Plan of Merger dated as of August 25, 2006 (the "Merger") with a publicly traded "shell company" (see Notes 15 and 16) that would allow the Company broader financing alternatives. The Company's near and long-term operating strategies focus on increasing revenues through additional live events, increased sponsorship revenues, sales of branded merchandise, increased television rights revenue and controlling costs to achieve profitable operations.

        There can be no assurance that the Company will continue to obtain sufficient equity or debt financing on favorable terms, if at all. If the Company is unable to secure additional financing and achieve future profitable operations, its ability to implement its growth strategies will be impaired and its financial condition, results of operations and cash flows will be materially adversely affected.

3.     Summary of Significant Accounting Policies

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Property and Equipment—Property and equipment is stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization is computed on a straight-line basis over the estimated useful lives of the assets, varying from 3 to 5 years or, when applicable, the life of the lease, whichever is shorter.

        Long-Lived Assets—The Company complies with the accounting and reporting requirements of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company will periodically evaluate the carrying value of long-lived assets when events and circumstances warrant such a review. Long-lived assets will be written down if the evaluation determines that the fair value is less than the book amount.

        Cash and Cash Equivalents—Amounts reported include cash on deposit in overnight deposit accounts and investments in money market accounts.

        Accounts Receivable—Accounts receivable relates principally to sponsorship agreements. The Company evaluates the collectibility of accounts receivable and establishes allowances for the amount of receivables that are estimated to be uncollectible. Allowances are based on the length of time receivables are outstanding and the financial condition of individual customers. As of June 30, 2006, the Company recorded an allowance of $100,000, which is included in selling, general and administrative expenses.

        Income Taxes—The Company complies with SFAS No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

        Revenue Recognition—In accordance with the provisions of Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition", as amended by SAB 104, revenues are generally recognized when products are shipped or as services are performed. However, due to the nature of the Company's business, there are additional steps in the revenue recognition process, as described below:

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  Sponsorships: The Company follows the guidance of Emerging Issues Task Force ("EITF") Issue 00-21 "Revenue Arrangements with Multiple Deliverables," and assigns the total of sponsorship revenues to the various elements contained within a sponsorship package based on their relative fair values.

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  Licensing: Licensing revenues are recognized upon receipt of notice by the individual licensees as to license fees due. Licensing fees received in advances will be deferred and recognized as income when earned.

        Stock-Based Compensation—Accounting for stock options issued to employees follows the provisions of SFAS No. 123(R), "Share-Based Payment". This statement requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the reward.

        The Company uses the Black-Scholes option pricing model to measure the fair value of options granted to employees.

        Advertising Expense—In accordance with the provisions of Statement of Position ("SOP") No. 93-7, advertising costs are expensed as incurred, except for costs related to the development of a major commercial or media campaign which are expensed in the period in which the commercial or campaign is first presented.

        Advertising expense for the three and six months ended June 30, 2006 was $169,691 and $221,045, respectively.

        Fair Value of Financial Instruments—The fair value of the Company's assets and liabilities that qualify as financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," approximate their carrying amounts as presented in the accompanying balance sheet at June 30, 2006.

4.     Financial Instruments and Off-Balance Sheet Risk

        Financial instruments, which potentially subject the Company to concentrations of credit risk, are principally bank deposits, short-term investments and accounts receivable. Cash and cash equivalents are deposited with high credit quality financial institutions. The Company did not have any short-term investments during the periods covered by the financial statements. We perform ongoing evaluations of our customers' financial condition and we monitor our exposure for credit losses and, where required, maintain allowances for anticipated losses.

5.     Earnings (Loss) per Common Share

        The Company complies with the accounting and reporting requirements of SFAS No.128, "Earnings Per Share." Basic earnings per share ("EPS") excludes dilution and is computed by dividing income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is based upon the weighted average number of common shares outstanding during the period plus the additional weighted average common equivalent shares during the period. At June 30, 2006, the Company's common stock equivalents currently include 1,080,000 stock options and 11,222,218 shares issueable upon conversion of convertible preferred stock. These common stock equivalents are not included in the diluted EPS calculations because the effect of their inclusion would be anti-dilutive or would decrease the loss per common share.

6.     Property and Equipment

        Property and equipment comprises the following at June 30, 2006:

Computer equipment and software	$21,663
Other equipment	19,527

Total	41,190
Accumulated depreciation and amortization	(3,273)

Net Property and Equipment	$37,917

7.     Leases

        On January 30, 2006, the Company leased additional office premises in Las Vegas, Nevada. The lease began on February 1, 2006 and expires on January 31, 2007. Rent expense is $2,500 per month payable in advance. Future minimum rental payments are $15,000.

8.     Related party transactions

        The Company maintains its principal office in New York City and utilizes office space provided by a business venture controlled by the Company's chief executive officer. No rent has been charged since the inception of the Company nor is there any obligation upon the Company to pay rent for use of such premises.

9.     Television rights agreement

        On March 14, 2006, the Company entered into an agreement with National Sports Programming, owner and operator of Fox Sports Net Sports Programming Service ("FSN") regarding IFL's series of team mixed martial arts matches held on April 29 and June 3, 2006. The agreement grants FSN exclusive rights to the series through December 31, 2006. In return, FSN agrees to broadcast the initial telecast and one repeat telecast of each Series episode in a minimum of 50 million homes. The telecasts were aired during the six months ended June 30, 2006. This agreement provides that there shall be no payment of any distribution fee by the Company to FSN; however, the Company has estimated the value of the distribution fee (and associated television rights) to be $375,000 and has treated the transaction as a barter transaction in accordance with Accounting Principles Board Opinion No. 29, "Accounting for Non-monetary Transactions" and EITF Issue 01-2, "Interpretations of APB No. 29," recognizing $375,000 in television rights revenue and a corresponding charge to cost of revenues of $375,000.

10.   Income Taxes

        No federal or state income taxes have been provided for as the Company has incurred losses since its inception. At June 30, 2006, the Company has federal and state tax net operating loss ("NOL") carry forwards of $2,092,000 and $2,299,000, respectively, which will expire through 2026.

        The components of the Company's net deferred tax assets were as follows at June 30, 2006:

Net operating loss carryforwards	$918,000
Valuation allowance	(918,000)

Total net deferred tax assets	$—

        The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company's history of losses, management concluded that it is more likely than not that the Company will not realize the benefit of the deferred tax assets. Accordingly, a full valuation allowance has been provided for the deferred tax assets.

11.   Stockholders' Deficit

        The Company is authorized to issue up to 50,000,000 shares of common stock, $.0001 par value per share, and up to 20,000,000 shares of preferred stock, $.0001 par value per share. 18,000,000 shares of common stock were issued in connection with the merger of International Fight League, LLC into International Fight League, Inc. on January 11, 2006. 13,333,333 shares of the authorized preferred stock of the Company have been designated "Series A Preferred Stock" (as defined in Note 12).

        The Series A Preferred Stock is redeemable at the option of the holders of at least 50% of the Series A Preferred Stock commencing any time after the seventh anniversary of the initial closing and, therefore, has been recorded as "mezzanine" debt (e.g. outside of stockholders' deficit).

12.   Series A Convertible Redeemable Preferred Stock

        During the quarter ended March 31, 2006, pursuant to the terms of a Private Placement Memorandum, the Company raised $350,000 in connection with the issuance of 1,555,556 shares of Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock"). In addition, 5,222,218 shares of Series A Preferred Stock were issued upon the reduction of a short-term liability designated "Advances from investors" amounting to $1,175,000. Further, 4,444,444 shares of Series A Preferred Stock were issued on April 26, 2006 for $1,000,000 in cash. Costs and expenses amounting to $24,058 ($13,791 of which were incurred during the six months ended June 30, 2006) were recorded in connection with the issuance of the Series A Preferred Stock and are included in other assets in the accompanying Balance Sheet. The Series A Preferred Stock provides for accrual of dividends (treated as dividend expense in the financial statements) amounting to $0.0180 per share, per annum. Dividend expense for the three and six months ended June 30, 2006 was $45,167 and $72,617, respectively. These liabilities are reflected in accrued expenses in the accompanying balance sheet. The Company is under no obligation to pay such accruing dividends. The Series A Preferred Stock contains a preference in liquidation and is convertible into common stock under a formula contained in the instrument. The Series A Preferred Stock may be voted at the rate of one vote for each share of common stock into which the Series A Preferred Stock is convertible. The terms of the Series A Preferred Stock include antidilution provisions.

13.   Stock Option Plan

        During the six months ended June 30, 2006, the Company adopted the 2006 Equity Compensation Plan (the "Plan"), which permits the grant of share options and other forms of share-based awards to its employees and service providers for up to 2,000,000 shares of the Company's common stock. Option awards generally vest based on 3 years of continuous service and have 10-year contractual terms. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the plan).

        The fair value of each option award is estimated on the date of grant using the Black-Scholes option valuation model that used the assumptions noted in the following table. Expected volatilities are estimated based on the volatility of other entities in similar businesses. The expected term of options granted is derived from the option agreement and represents the vesting period, since there is no employment history to consider. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve in effect at the time of grant.

June 30, 2006
Expected volatility	33%
Expected dividends	0
Expected term (in years)	3
Risk-free rate	4.8%

        A summary of option activity under the Plan for the six months ended June 30, 2006 is presented below:

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Outstanding at January 1, 2006		$0.06
Granted	1,080,000	0.06

Outstanding at June 30, 2006	1,080,000	$0.06	9.6

Exercisable at June 30, 2006	—	$—

        In connection with grants of options issued under the Plan, compensation costs of approximately $16,000 and $25,000 were charged against income for the three and six months ended June 30, 2006.

14.   Legal Proceedings

        The Company, two of its officers, and two Company employees, had been named as defendants in a civil action filed in Clark County, Nevada seeking unspecified monetary, exemplary and injunctive relief. The complaint alleged that the defendants misappropriated the plaintiff's trade secrets and intentionally interfered with its business relationships. In October 2006, the suit was settled and all claims and liabilities relating thereto were released.

15.   Other Matters

        On April 25, 2006, the Company entered into a Letter Agreement (the "Agreement") with Paligent, Inc., a publicly traded "shell company" ("Paligent") and Richard J. Kurtz, Paligent's principal stockholder (the "Letter Agreement") Under terms of the Letter Agreement, Paligent would acquire 100% of the issued and outstanding common and preferred stock of the Company in exchange for shares of common stock of Paligent which, upon their issuance, would be equal to 95% of the issued and outstanding shares of common stock of Paligent. As provided for in the Letter Agreement, Mr. Kurtz purchased 4,444,444 shares of the Company's Series A Preferred Stock for $1,000,000 in cash immediately following the execution of the Letter Agreement (increasing his ownership of Series A Preferred Stock to 4,555,555 shares). On August 25, 2006, the Company and Paligent executed an Agreement and Plan of Merger under terms substantially similar to terms of the Letter Agreement and subject to the satisfaction of certain conditions, including stockholder approval of the respective companies (the "Merger Agreement").

        The Merger Transaction is considered to be a capital transaction in substance rather than a business combination. The Merger Transaction is equivalent to the issuance of stock by the Company for the net monetary assets of Paligent, accompanied by a recapitalization. The Merger Transaction would be accounted for as a reverse acquisition of a "shell company" whereby the Company would be the accounting acquirer and Paligent would be the legal acquirer. In such a transaction, no goodwill or other intangible assets would be recorded.

16.   Subsequent Events

        On August 10, 2006, the Company entered into an agreement with FSN, under which FSN has agreed to broadcast IFL's series of team mixed martial arts events that will be held in the Fall of 2006. The agreement provides for FSN to broadcast ten hours of original MMA programming. The broadcasts will include six one-hour broadcasts, a two-hour season championship finale broadcast and a two-hour Best Damn Sports Show Special broadcast during prime-time. Under this arrangement with FSN, IFL earns revenues from the sponsorships and promotions it sells in connection with the televised events; however, there shall be no payment of any distribution fee by the Company to FSN. The Company will treat the arrangement as a barter transaction under which the Company will recognize television rights revenue and a corresponding charge to costs of revenues based on prevailing market values.

        On August 1, 2006, the Company executed a promissory note with Mr. Kurtz pursuant to which the Company has received, as of October 25, 2006, loan proceeds aggregating $3.0 million. The loans bear interest at 8% per annum and are repayable upon the earlier of (i) the first anniversary of the making of the first loan and (ii) the first funding of debt and/or equity capital subsequent to the transaction contemplated by the Letter Agreement that results in aggregate net cash proceeds to the Company of not less than $5 million.